As filed with the Securities and Exchange Commission on July 28, 2021

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 694

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 695

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Stacy L. Fuller, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:
Zachary R. Tackett
Apex Fund Services
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on August 1, 2021, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on , pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on , pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Strategies Fund

PROSPECTUS

August 1, 2021

ABSOLUTE INVESTMENT ADVISERS LLC

INSTITUTIONAL SHARES (CAPOX)

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Absolute Investment Advisers and its logo are registered service marks of Absolute Investment Advisers LLC (“Absolute”) and the logo of the Absolute Capital Opportunities Fund is a service mark of Absolute; other marks referred to herein are trademarks, service marks, registered trademarks or registered service marks of their respective owners.

ABSOLUTE CAPITAL OPPORTUNITIES FUND

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Information	7
Management	8
Purchase and Sale of Fund Shares	8
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
Details Regarding Principal Investment Strategies and Risks	10
Additional Information Regarding Principal Investment Strategies	10
Additional Information Regarding Principal Investment Risks	14
Management	24
The Adviser and Subadviser(s)	24
Manager of Managers Structure	25
Portfolio Manager	25
Other Service Providers	26
Fund Expenses	26
Information Regarding Dividend and Interest Expenses on Short Sales	26
Your Account	28
General Information	28
How to Contact the Fund	28
Buying Shares	31
Selling Shares	34
Retirement Accounts	37
Other Information	38
Financial Highlights	41

ABSOLUTE CAPITAL OPPORTUNITIES FUND

Summary Section

Investment Objective

Absolute Capital Opportunities Fund (the “Fund”) seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices such as the the Standard & Poor's 500® Index (“S&P 500® Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.42%
Other Expenses	0.36%
Dividend and Interest Expenses on Short Sales(1)	0.06%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses(2)	1.89%
Fee Waiver and/or Expense Reimbursement(3)	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.62%

(1)	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective.
(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the management fees and expense cap for the Fund and because they do not include Acquired Fund Fees and Expenses (“AFFE”).
(3)	Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.49% through August 1, 2022 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Absolute may recoup from the Fund fees waived and expenses reimbursed by Absolute pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

1 Year	3 Years	5 Years	10 Years
$165	$568	$996	$2,190

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.

Principal Investment Strategies

Absolute Investment Advisers LLC (“Absolute”), the Fund’s investment adviser, will pursue the Fund’s investment objective by allocating Fund assets to a subadviser (the “Subadviser”), who employs a range of specialized investment strategies.

Absolute’s primary responsibility is allocating Fund assets to the Subadviser, whom Absolute believes will provide long-term, risk-adjusted returns. In seeking long-term risk-adjusted returns, Absolute equates risk with a permanent loss of capital and not simply volatility. To this end, Absolute will be responsible for selecting and overseeing the Fund’s Subadviser. Absolute reviews a range of factors (e.g., investment process) when evaluating the Subadviser. Absolute retains the discretion to invest the Fund’s assets in securities and other instruments directly. These investments may be short-term and/or opportunistic in nature and are typically expressed through a combination of long and short index-related securities on various asset classes. Absolute has the discretion to remove the Subadviser or, subject to board approval, add new subadvisers at any time. The Subadviser may use a combination of the following investment strategies:

Opportunistic and Long-Biased Equity Strategies seek to capitalize on undervalued equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and, therefore, typically invests in a variety of securities markets, industries, company sizes, or geographical areas. Strategies may utilize short sales, options and futures and forward contracts to implement selective hedging and manage risk exposure. The Fund may also invest in pooled investment vehicles, including exchange-traded funds (“ETFs”).

Long/Short Equity or Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage), or may utilize quantitative factors to measure investment attractiveness among securities. Long/Short Equity includes the broad ability to invest in stocks both long and short. Long exposure to a security means the holder of the position owns the security and will profit if the price of the security increases. A short position generally involves the sale of a security that the Fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the Fund to repurchase the security later at the lower price. Longs and shorts may be directly related to one another or independent from each other. Equity Market Neutral is a strategy that commits to maintaining a certain balance of long and shorts. This could mean equal parts long and short to keep the net exposure at or near zero, or it could mean a slightly variable amount long and shorts to keep the strategy beta at zero.

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund’s investment exposure or obtain leverage. Leverage is an economic effect resulting from additional investment exposure, which creates the potential for magnified gains or losses. See “Leverage Risk,” below, for more information about the risks of leverage. Hedged Equity refers to a strategy that generally contains a number of long investments but also certain other securities (cash, shorts, derivatives) designed to mitigate a certain risk(s) embedded in the portfolio's long positions.

Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Equity Risk. Equity securities, which include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Value Investment Risk. The Fund’s investments in value securities are subject to the risk that they may remain undervalued for extended periods of time or never realize their full value. Different investment styles may shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value approach could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing options on individual securities, stock indexes or ETFs, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Fund to counterparty risk.

Short Selling Risk. If the Fund buys back a security it has sold short at a higher price, the Fund will incur a loss on the transaction. Because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may decrease the liquidity of the Fund and may create leverage, which may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETF invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. ETF shares trade in

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

the secondary market and may be purchased by the Fund at a premium or discount to their NAV. When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount.

Derivatives Risk. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund’s use of derivatives may also expose the Fund to greater or different risks, including the following:

Correlation Risk is the risk of imperfect correlation between the value of these instruments and the underlying assets.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Market Events Risk. Disruptive events with geopolitical consequences, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Globally, various governments have taken steps to support liquidity in their local markets, including by purchasing certain securities in the markets. Such activity by governments has contributed to additional demand, which may have resulted in artificial increased prices for such securities. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Fund’s net asset value.

Management Risk. The Fund’s performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return strategy. Alternatively, if the Fund or a Subadviser takes a defensive posture by hedging its portfolio, then stock prices advance, the return to Fund investors may be lower than expected and lower than if the portfolio had not been hedged. Due to its active management, the Fund could underperform other funds with similar investment objectives.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. Investments in this sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new, amended, or limited government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, less favorable economic conditions, the imposition or tightening of exchange controls, trade barriers and other protectionist trade policies (including those in the U.S.), or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors’ assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer’s local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Cash and Cash Equivalents Holdings Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Leverage Risk. Certain transactions, such as those involving borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

ADR Risk. The Fund may invest in ADRs. ADR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting,

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

High Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments at an appropriate time or at a reasonable price, which may result in a loss to the Fund. Liquidity can decline unpredictably and investments that are illiquid are typically more difficult to value than investments with more active markets.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or any changes in the issuer’s credit rating. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may also have to sell investments at a time when it may be disadvantageous to do so.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Swap Contract Risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

Multi-Manager Risk. The success of the Fund’s strategy depends on, among other things, Absolute’s skill in selecting Subadvisers and the Subadvisers’ skill in executing the relevant strategy. The Subadvisers’ strategies may be out of favor at any time. In addition, because the Subadvisers each make their trading decisions independently, it is possible that Subadvisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.absoluteadvisers.com or by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Institutional Shares

The calendar year-to-date total return as of June 30, 2021 was -2.89%.

During the period shown, the highest return for a quarter was 10.11% for the quarter ended March 31, 2018, and the lowest return was -2.69% for the quarter ended September 30, 2018.

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Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Year	Since Inception 12/30/15
Return Before Taxes	8.22%	6.25%	6.24%
Return After Taxes on Distributions	1.64%	4.47%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	5.08%	4.19%	4.19%
HFRX Equity Hedge Index (reflects no deduction for expenses or taxes)	4.60%	2.92%	2.88%
S&P 500® Index (reflects no deduction for expenses or taxes)	18.40%	15.22%	14.99%

HFRX Equity Hedge Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. The index includes the reinvestment of dividends and does not reflect deduction of expenses.

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. Absolute Investment Advisers LLC is the Fund’s investment adviser.

Subadviser. Kovitz Investment Group Partners, LLC is the Subadviser to the Fund.

Portfolio Manager. Mr. Jay Compson, Principal of Absolute, is the portfolio manager of the Fund. Mr. Compson has managed the Fund since its commencement in December 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free) or writing to the Fund at Absolute Capital Opportunities Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

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	Minimum Initial	Minimum Additional
	Investment(1)(2)	Investment(1)(2)
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Details Regarding Principal Investment Strategies and Risks

The Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices such as the Standard & Poor’s 500® Index (“S&P 500® Index”). The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

The Fund is designed for investors who seek capital appreciation with lower sensitivity and lower volatility relative to the broader stock markets as a part of an overall disciplined investment program.

The Fund will pursue its objective by allocating assets to a subadviser (the “Subadviser”), who employs a range of specialized investment strategies. Absolute will be responsible for selecting the Fund’s Subadviser.

Absolute reviews a wide range of factors when evaluating the Subadviser including, but not limited to, the following: risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, risk management procedures; sensitivity and volatility of results as compared with other similar advisers; business focus, stability and depth of investment professionals; and investment professional interviews and ongoing dialogue. While Absolute does not evaluate the merits of the Subadviser’s individual investment decisions, it does monitor investment performance and style consistency.

Absolute has entered into a subadvisory agreement with the Subadviser, chosen for its particular investment style(s). The Subadviser may employ aggressive investment strategies and techniques and focus investments in certain securities sectors and geographical regions. The Subadviser may also employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. The Fund attempts to provide risk-adjusted investment returns with reduced volatility measured over a full market cycle. A full market cycle is generally considered to be the movement from a period of strong performance and rising prices through a period of weak performance and falling prices, then back again to a new period of strong performance. There can be no assurance that losses will be avoided.

Absolute retains the discretion to invest the Fund’s assets in securities and other instruments directly consistent with any of the Fund’s strategies or styles. Absolute may exercise this discretion in order to invest the Fund’s assets pending allocation to the Subadviser or to increase or reduce the Fund’s net market or investment exposure or exposure to a particular issuer, sector or industry, including by employing leverage. Absolute may exercise its discretion over unallocated assets or may allocate to itself assets previously allocated to the Subadviser at any time. Absolute has the discretion to remove the Subadviser, or subject to board approval, add new subadvisers at any time. See “The Adviser and Subadviser.”

Absolute or the Subadviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital. In addition, Absolute or the Subadviser may sell a position in order to meet shareholder redemptions.

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From time to time, the Subadviser or its strategies may not be available for investment by the Fund due to, for example, such reasons as investment minimums, capacity limitations, regulatory limitations or other imposed constraints. Accordingly, the Fund may invest in high-quality, short-term debt securities or other cash instruments until Fund assets reach appropriate scale for optimal allocation.

To manage risk or enhance return (including through leverage), the Fund may invest in derivatives. Some derivatives, such as exchange-traded futures and options on securities, commodities and indexes are standardized contracts that can readily be bought or sold, and whose market values are published daily. Non-standardized derivatives, such as swaps, tend to be more complex and harder to value. The Fund may invest in forwards, futures and options contracts and in equity, interest rate, index, credit default swap agreements and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices. The Fund may invest in options on securities, securities indices, commodities and futures.

The Fund seeks to pursue the following principal investment strategies: Opportunistic and Long-Biased Equity Strategies, Long/Short Equity or Market Neutral Strategies, and Long/Short or Hedged Equity Strategies.

Opportunistic and Long-Biased Equity Strategies seek to capitalize on undervalued equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and may invest in certain securities markets, industries, company sizes, or geographical areas. The Fund may also invest in pooled investment vehicles, including exchange-traded funds (“ETFs”). Strategies are primarily managed for absolute return and Subadvisers typically assess risk and opportunity on an absolute, not an index-relative basis, by focusing on relatively few investments that a Subadviser believes are undervalued and either offer a margin-of-safety or high growth opportunities. Strategies may utilize short sales, options and futures and forward contracts to implement selective hedging and manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

“Distress” generally refers to some kind of stress surrounding the company and or/security. In the Adviser’s or a Subadviser’s opinion, this typically occurs when a company’s security price has declined significantly due to fundamental issues that may result in bankruptcy. The Fund may invest in distressed companies when it believes the security price of these companies becomes so low that they represent a good value. The risk associated with distressed equities is that the market does not recognize the value and price continues to decline despite the value in the price/valuation. See “Distressed Investments Risk,” below, for more information about the risks involved with investments in the securities of financially distressed issuers.

Long/Short Equity or Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage), or may utilize quantitative factors to measure investment attractiveness among securities. Other qualitative and quantitative factors such as quality and momentum may be considered. Subadvisers intend to maintain approximately equal value or beta exposure in long and short positions, which normally will be obtained through short sales, in order to offset the effects of general stock market movements.

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund’s investment exposure or obtain leverage. Long and short

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positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. At times, the Fund may have a long bias or a net short bias in equity sensitive investments.

Options Contracts Options may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. The Fund may buy or write put and call options on securities, indexes and futures contracts. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of an index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

Futures Contracts Futures contracts may be used for leveraging or hedging purposes. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Treasury futures contracts are used by the Fund to manage credit risk. Generally, futures contracts are closed out or rolled over prior to their expiration date.

Swap Agreements Swap agreements may be used for hedging or leveraging purposes. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or the increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty. Credit default swaps (“CDS”) enable an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments on debt securities, bankruptcy or a restructuring. CDS are structured so that the “buyer” must pay the “seller” a periodic stream of payments over the term of the CDS provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may act as a buyer or seller of CDS. CDS involve greater risk than if the Fund had invested in the reference obligation directly.

Forward Contracts The Fund may use forward contracts to lock in an exchange rate for certain of its portfolio securities or to increase the Fund’s exposure to a currency that Absolute or a Subadviser believes is going to rise relative to the U.S. dollar. Thus, forward contracts may be used by the Fund for hedging or specialty purposes. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and will cause the Fund to sustain losses.

Absolute intends to limit the Fund’s trading in futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts (“Commodity Interests”) to comply with one of the two alternative

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limitations of the Commodity Futures Trading Commission’s amended Regulation 4.5 and claim an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict Absolute’s ability to use Commodity Interests as part of the Fund’s investment strategies, though Absolute expects to be able to execute the Fund’s strategies within the limitations. Additional information regarding the Fund’s investments in Commodity Interests may be found in the Fund’s Statement of Additional Information (the “SAI”).

Non-Principal Investment Strategies

Absolute may also allocate the Fund’s portfolio across additional strategies and investment styles that Absolute believes are complementary and, when combined, will produce risk-adjusted returns.

Global and Emerging Market Strategies seek to take advantage of investment opportunities that are believed to have the highest probability of success (long investment) or failure (short investment). Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic or international, including high-growth emerging-markets. Strategies may utilize individual securities, ETFs, and other exchange-traded products, options and swaps linked to major market, sector or country indices, fixed-income securities, currencies and commodities. Certain of these investments may be designed to manage the Fund’s exposure, which may be for hedging or speculative purposes, to one or more currencies. Strategies may invest in a limited number of securities, issuers, industries, futures, or countries which may result in higher volatility.

Special Situations Strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy or other significant event in the life of a company, will occur and the impact such event will have on the value of the company’s securities. Subadvisers may focus on relatively few investments believed to be undervalued and may invest in securities of companies involved in special situations, including companies involved in (or the target of) acquisition attempts, tender offers, work-outs, liquidations, spin-offs, reorganizations, bank loans, bankruptcies, exchanges and similar transactions. Such investments may involve a long-term time horizon as well as idiosyncratic event risk. In addition to common stock, strategies may invest in warrants, options and credit default swaps and the Fund may act as a buyer or seller of credit default swaps.

The strategies and investment techniques employed by the Subadvisers in the aggregate, seek to produce capital appreciation while managing risk exposure. Although the Fund is not a hedge fund, such strategies are more commonly associated with hedge funds. These strategies may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/ or benefit from cyclical themes and relationships. Such strategies may have low sensitivity to traditional markets because they seek investment opportunities and risks that are unrelated to traditional markets.

To manage risk or enhance return (including through leverage), the Fund may invest in derivatives. Some derivatives, such as exchange-traded futures and options on securities, commodities and indexes are standardized contracts that can readily be bought or sold, and whose market values are published daily. Non-standardized derivatives, such as swaps, tend to be more complex and harder to value. The Fund may invest in forwards, futures and options contracts and in equity, interest rate, index, credit default swap agreements and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices. The Fund may invest in options on securities, securities indices, commodities and futures.

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Other Strategies Pursuant to any of the above-described strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in domestic and foreign markets. Investments generally include equity securities, fixed income securities and derivatives.

•	The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering (“IPOs”) and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in ADRs. The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

•	The Fund may invest opportunistically in fixed income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans. These securities can be rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•	The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index and credit default and currency rate swap agreements. The Fund’s futures contracts may include futures on securities, commodities, and securities indices. The Fund’s options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. Equity securities, common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, and REITs may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance,

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financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Value Investment Risk. The determination that a stock is undervalued is subjective, the market may not agree and the stock’s price may not rise to what the Adviser or Subadvisers believes is its full value. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Options Risk. The success of the Fund’s investment in options depends upon many factors, such as the price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline. There may also be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. In addition, each over-the-counter (“OTC”) option exposes the Fund to counterparty risk, and Absolute may determine to concentrate any or all of its OTC option transaction with a single counterparty or a small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an OTC options transaction.

Short Selling Risk. The Fund may engage in short sales of securities by borrowing a security and then selling it. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money. Short sales may decrease the liquidity of certain securities or positions, or the Fund as a whole, and may lower the Fund’s returns or result in a loss. A short sale may create leverage and as a result, may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash and/or high-grade securities equal to the current market value of the stocks sold short less any collateral deposited with the Fund’s broker. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

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Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETFs invest. When the Fund invests in investment company or ETF securities, shareholders of the Fund bear their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company or ETF could cause the cost of investing in the Fund to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments underlying the investment company or ETF. To the extent that the Fund invests in any investment company or ETF sponsored by Absolute or its affiliates, Absolute may waive certain fees and expenses.

Because ETF shares are listed and traded on national stock exchanges, they may trade at a discount or premium to their NAV. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Finally, because the value of ETF shares depends in part on the demand for them in the market, Absolute may not be able to liquidate an ETF position at the NAV of the ETF, adversely affecting the Fund’s performance.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, including, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders. The successful use of derivatives generally depends on a Subadviser’s ability to predict market movements.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund’s use of derivatives may also expose the Fund to greater or different risks including the following:

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in value of the derivatives may not correlate perfectly with the underlying asset or security.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically include expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund is required to segregate assets equal to only the current market value of its obligation under a

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derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Disruptive events with geopolitical consequences, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. Globally, various governments have taken steps to support liquidity in their local markets, including by purchasing certain securities in the markets. Such activity by governments has contributed to additional demand, which may have resulted in artificial increased prices for such securities. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected as the Fund may not be able to sell portfolio holdings at favorable prices. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

In late 2019 and early 2020, a global pandemic and policy changes implemented by the United Kingdom caused varying levels of market turbulence. Most significantly, an outbreak of severe acute respiratory disease from a novel coronavirus, COVID-19, was detected in China and spread internationally, resulting in major operational and market disruptions. Various countries closed their borders and internally imposed or recommended strict quarantines of exposed populations. Travel became restricted. Supply chains were disrupted, and consumer activity decreased. All of these changes in the world economy led to significant market uncertainty, heightened market volatility and reduced market liquidity. The final impact of COVID-19, and other epidemics and pandemics that may arise in the future, cannot be known at this time and may materially adversely affect issuers in which the Fund invests and the Fund itself.

In addition, the United Kingdom officially withdrew from the European Union (“EU”) on January 31, 2020 in an act commonly referred to as “Brexit.” The effect of Brexit on the United Kingdom and European economies will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters being negotiated. There is significant market uncertainty regarding Brexit remifications of possible political, regulatory, economic, and market outcomes are difficult to predict.

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Management Risk. The Fund is actively managed and its performance will reflect Absolute’s and each Subadviser's ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. Investments in this sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, trade barriers and other protectionist trade policies (including those in the U.S.) and/or increased taxation or confiscation of investors’ assets. Investments in securities of foreign issuers are subject to the risk that an issuer’s securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets due to lower liquidity and higher likelihood of hyperinflation and currency devaluations. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer’s local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes. Trading in foreign markets typically involves higher expense than trading in the United States. Settlement and clearance procedures in certain foreign markets may result in delays in payment or delivery of securities.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Cash and Cash Equivalents Holdings Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market

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appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Leverage Risk. Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and similar economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. The Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. Leverage may also involve the creation of liability that requires the Fund to pay interest. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid-sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid-sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for call or redemption prior to maturity, which can have a negative effect on prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. Unlike debt securities, preferred stock dividends are payable at the discretion of the issuer’s board of directors. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. The rights of preferred stock on distribution of an issuer’s assets in the event of its liquidation are generally subordinated to the rights associated with an issuer’s debt securities. Preferred stock may also be subject to the risk that the issuer is unable or unwilling, or is

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perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

High Portfolio Turnover Risk. The Fund’s investment strategy may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Liquidity Risk. Less liquid and restricted securities may have no active trading market, limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted, thinly traded, or illiquid securities promptly and/ or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or changes in the issuer’s credit rating. Convertible securities often display a degree of market price volatility that is comparable to common stocks and are also subject to additional risks, including risk of default on interest or principal payments, which could result in a loss of income from or a decline in value of the securities. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the convertible securities’ investment value.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so. Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Swap Contracts Risk. The Fund may engage in interest rate, currency, and equity swaps and CDSs, and related instruments, which require Absolute or a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap exposes the Fund to counterparty risk and Absolute or a Subadviser may determine to concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. In addition to counterparty risks, CDS are subject to credit risk on the underlying investment. If the Fund were the buyers of CDS and no event of default occurred, the Fund would lose its entire investment. Similarly, if the Fund were the seller of CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction.

Multi-Manager Risk. The methodology by which Absolute allocates Fund assets may not achieve desired results and may cause the Fund to lose money or underperform other funds. In addition, the Subadvisers make their trading decisions independently, and, as a result, it is possible that one or more Subadviser(s) may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses, and the Fund may incur losses as a result.

Non-Principal Investment Risks

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodities-related instruments are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. Factors that may significantly affect the prices of commodities include, but are not limited to: changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities.

Distressed Investments Risk. The Fund’s distressed debt strategy of investing in instruments involving loans, loan participations, bonds, notes, non-performing, sub-performing and sub-prime mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these instruments. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult, and the spread between the bid and asked prices of them may be greater than normally expected. If a Subadviser’s evaluation of a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Moreover, because issuers of distressed securities are typically in a weak financial condition, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Currency Risk. Because the Fund invests in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The value of foreign securities can change rapidly and unexpectedly. Suitable hedging instruments may not be available for all foreign currencies.

Emerging Markets Risk. Investing in emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Event-Driven and Special Situations Strategies Risk. Special situations and event-driven strategies are inherently speculative in nature. Any investment made pursuant to this strategy is subject to the risk of complete loss. Investments pursuant to special situations and event driven strategies require predictions about the likelihood of a corporate event and its impact on a company, which may be inaccurate. The anticipated event and/or impact of the event may never be realized and losses may result. A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. In addition, certain events, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. The performance of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Variable and Floating Interest Rate Risk. The interest rates of variable rate securities may reset or move at specified intervals, while the interest rates on floating rate securities may reset whenever there is a change in a specified index rate, such as LIBOR. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not directly track an underlying index, but reset based on formulas that may produce a leveraging effect; and others may also provide for interest payments that vary inversely with market rates. Variable and floating rate securities may decline in value if interest rates in general of interest rates paid by them do not move as expected. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. In response to an interest rate decline, certain floating and variable rate securities may be called or redeemed by the issuer prior to maturity, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. There may not be an active secondary market for any particular floating or variable rate security, which could make it difficult to dispose of the security and cause the Fund to suffer a loss.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Restricted Securities Risk. Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because Rule 144A securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Repurchase and Reverse Repurchase Transactions Risk. The Fund may enter into repurchase and reverse repurchase transactions agreements. The risks associated with these types of transactions arise if the other party to the agreement defaults or goes bankrupt and the Funds experience losses or delays in recovering their investments. In a repurchase transaction, the Fund could incur a loss if the value of the securities sold has increased in value relative to the value of the cash or collateral held by the Fund. In the case of a reverse repurchase agreement, the Fund could incur a loss if the value of the securities purchased by the Fund has decreased in value relative to the value of the collateral held by the Fund. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be considered borrowing for some purposes and create the risk of magnified capital losses. The use of leverage may decrease (or increase) the Fund’s return when the Fund earns a lesser (or greater) return on leveraged investments than the cost of the leverage. See Leverage Risk for more information.

Initial Public Offering Risk. Special risks associated with securities purchased in IPOs may include illiquidity and substantial price volatility due to unseasoned trading, lack of investor knowledge of the company, and limited operating history. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Management

The Absolute Capital Opportunities Fund (the “Fund”) is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s SAI, which is available from Absolute’s website at www.absoluteadvisers.com.

The Adviser and Subadviser(s)

The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”), 4 North Street, Suite 2, Hingham, MA 02043. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of June 30, 2021, Absolute had approximately $654.6 million of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, Absolute makes investment decisions for the Fund pursuant to an investment advisory agreement between Absolute and the Trust, on behalf of the Fund (the “Advisory Agreement”). Absolute receives an advisory fee from the Fund at an annual rate equal to 1.40% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended March 31, 2021 was 1.39%. Absolute pays any subadvisory fees out of the fees it receives pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadviser for the fiscal year ended March 31, 2021 was 0.73%. Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.49% through at least August 1, 2022 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Absolute waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement and sub-advisory agreement between Absolute and the Subadviser is included in the Fund’s semi-annual report for the year ended September 30, 2020.

Subject to the general oversight of the Board, Absolute delegates the day-to-day management of the Fund to the following Subadviser. Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Subadviser	Investment Strategy
Kovitz Investment Group Partners, LLC	Fundamental Long/Short Equity
71 South Wacker Drive, Suite 1860
Chicago, IL 60606

Kovitz Investment Group Partners, LLC commenced operations in 2003 as Kovitz Investment Group, LLC and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles.

Manager of Managers Structure

The Fund’s Board and its shareholders have approved a “Manager of Managers” structure that permits the Adviser to appoint and replace Subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Manager Of Managers Structure”).

The ability to implement the Manager Of Managers Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, the Adviser may propose to appoint or replace one or more Subadviser subject to Board approval and applicable shareholder notice requirements.

The Manager Of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager Of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the Subadviser and recommend their hiring and replacement. The Manager Of Managers Structure provides the Adviser with the discretion to terminate any Subadviser and allocate and reallocate the Fund’s assets for management. The Manager Of Managers Structure permits disclosure of the fees paid to Subadvisers in the aggregate in its registration statement (both as a dollar amount and as a percentage of the Fund’s net assets), but does not permit investment management fees paid by the Fund to be increased without shareholder approval, nor does it change the Adviser’s responsibilities to the Fund including responsibility for all advisory services furnished by a Subadviser.

Portfolio Manager

Jay Compson is the Portfolio Manager for the Fund and is responsible for Subadviser selection and overall portfolio construction, allocation, and monitoring of the Fund’s assets. Mr. Compson has served as Portfolio Manager of the Fund since it commenced operations in December 2015.

Prior to founding Absolute in 2004, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He also spent several years in corporate risk management roles at two investment banks — Lehman Brothers and Tucker Anthony Sutro.

Mr. Compson received his BA degree from Franklin & Marshall College and his MBA in Finance and Management from New York University’s Stern School of Business.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.

Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with Absolute or with Apex or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Absolute or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, as applicable, may be voluntary, and do not affect Absolute’s contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses.”

Information Regarding Dividend and Interest Expenses on Short Sales

Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment as an expense. The Fund may also be obligated to pay fees in connection with a short sale. Also, the dividend and interest expenses on short sales are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the dividend and interest expenses on short sales. The Fund is also required to pay any applicable interest on a borrowed security and borrowings related to short sales.

The table below illustrates the Fund’s “Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales” and “Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales.” The Fund’s total annual operating expenses (expenses that are deducted from Fund assets) were:

Comparison of Expenses	Institutional Shares
Management Fees	1.40%

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Comparison of Expenses	Institutional Shares
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Other Expenses	0.36%
Dividend and Interest Expenses on Short Sales	0.06%
Total Other Expenses	0.42%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales	1.89%
Less Dividend and Interest Expenses on Short Sales	(0.06%)
Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales	1.83%
Fee Waiver and/or Expense Reimbursement	(0.27%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement without Dividend and Interest Expenses on Short Sales(1)	1.56%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the management fees and expense cap for the Fund and because they do not include Acquired Fund Fees and Expenses (“AFFE”).
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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Your Account

How to Contact the Fund

E-mail the Fund at:
absolute.ta@apexfs.com
Telephone the Fund at:
(888) 99-ABSOLUTE
(888) 992-2765 (toll free)
Website Address:
www.absoluteadvisers.com
Write the Fund:
Absolute Capital Opportunities Fund
P.O. Box 588
Portland, Maine 04112
Overnight Address:
Absolute Capital Opportunities Fund
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101
Wire investments (or ACH payments):
Please contact the transfer agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to “escheat” or transfer the property to the appropriate state’s unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

NAV Determination. The NAV of the Fund is determined by taking the value of the assets of the Fund, subtracting the value of the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www.nyse. com and subject to change without notice.

The Fund values securities at current market value, where market quotations are available, using the last reported sales price or the official closing price, as provided by independent pricing services. In the absence of sales, securities are valued at the mean of the last bid and asked prices. Non-exchange traded investment companies are valued at their NAVs. Certain short-term securities may be valued at amortized cost.

To the extent that the Fund’s portfolio investments trade in markets on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on those days when shareholders will not be able to purchase or redeem the Fund’s shares. In addition, trading in certain portfolio investments may not occur on days when the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Forward currency contracts are valued at the mean of bid and ask prices interpolated from rates for proximate time periods, as provided by an independent pricing service.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with these procedures to a Valuation Committee. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Although the Fund generally prices its foreign securities using their closing prices from the foreign markets where they trade (typically prior to the Fund’s calculation of its NAV), these prices may be affected by events that occur after the close of the foreign market but before the Fund prices its shares. As a result, the Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

Absolute or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from Absolute or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “Absolute Capital Opportunities Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Absolute Capital Opportunities Fund.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial	Minimum Additional
	Investment(1)(2)	Investment(1)(2)
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.
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ABSOLUTE CAPITAL OPPORTUNITIES FUND

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts • Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) • These custodial accounts are owned by a minor child but controlled by an adult custodian.	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities • These accounts are owned by the entity, but control is exercised by its officers, partners or other management.	• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.
Trusts • These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close

32

ABSOLUTE CAPITAL OPPORTUNITIES FUND

your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.

By Check

•     Call, write, or e-mail the Fund for an account application.

•    Complete the application (and other required documents, if applicable).

•     Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check • Fill out an investment slip from a confirmation or write the Fund a letter. • Write your account number on your check. • Mail the Fund the investment slip or your letter and the check.

By Wire

•     Call, write, or e-mail the Fund for an account application.

•     Complete the application (and other required documents, if applicable).

•     Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•     Mail the Fund your original application (and other required documents, if applicable).

•    Instruct your U.S. financial institution to wire money to the Fund.

By Wire • Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

•    Call, write, or e-mail the Fund for an account application.

•    Complete the application (and other required documents, if applicable).

•    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•    Mail the Fund your original application (and other required documents, if applicable).

•    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•    ACH purchases are limited to $25,000 per day.

By ACH Payment

•    Call the Fund to request a purchase by ACH payment.

•    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•    ACH purchases are limited to $25,000 per day.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. The Adviser believes, however, that the Fund’s portfolio generally will not be attractive to frequent traders or susceptible to market timing because Fund performance will not be entirely predictable due to the Fund’s flexibility to change exposures (beta) to any particular index and its focus on individual stocks which are predominately U.S.-traded, highly liquid securities for which current New York Stock Exchange closing prices are readily available on a daily basis. Accordingly, the Board has not adopted a policy to monitor for frequent purchases and redemptions of Fund shares.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

How to Sell Shares from Your Account
Through a Financial Intermediary
• If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
By Mail
•    Prepare a written request including:
•    your name(s) and signature(s);
•    your account number;
•    the Fund name;
•    the dollar amount or number of shares you want to sell;
•    how and where to send the redemption proceeds;
•    a Medallion Signature Guarantee (if required); and
•    other documentation (if required).
• Mail the Fund your request and documentation.
By Telephone
•    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.
•    Provide the following information:
•    your account number;
•    the exact name(s) in which the account is registered; and
•    an additional form of identification.
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.
By Systematic Withdrawal
•    Complete the systematic withdrawal section of the application.
•     Attach a voided check to your application.
•    Mail the completed application to the Fund.
• Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the date

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;

•	changes to a shareholder’s record name or account registration;

•	paying redemption proceeds from an account for which the address has changed within the last 30 days;

•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$5,000
Retirement Accounts	$5,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if the Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs). In kind redemptions may be satisfied using illiquid securities held in the Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them semi-annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a “distribution”) paid by the Fund reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders (other than qualified retirement plans and accounts and other tax-exempt investors) are taxable and are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will continue to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes on net income and net realized gains that it distributes.

The Fund’s distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain net foreign currency gains are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable so-called “return of capital,” which will reduce your tax basis in your Fund shares and is treated as gain from the sale of the shares to the extent that it exceeds your basis.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for non-corporate shareholders with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction will be treated as described above for federal income tax purposes.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund’s default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose “modified adjusted gross income” exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) (“Excess”) is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated March 31, 2021, which is available upon request.

	For the Years Ended March 31,
	2021		2020	2019	2018	2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$11.90		$11.50	$12.52	$10.97	$10.21
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.14)		0.04	(0.12)	(0.15)	(0.16)
Net realized and unrealized gain (loss)	0.82		0.36	(0.13)	1.70	0.92
Total from Investment Operations	0.68		0.40	(0.25)	1.55	0.76
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.00	)(b)	–	–	–	–
Net realized gain	(1.95)		–	(0.77)	–	–
Total Distributions to Shareholders	(1.95)		–	(0.77)	–	–
NET ASSET VALUE, End of Year	$10.63		$11.90	$11.50	$12.52	$10.97
TOTAL RETURN	5.41%		3.48%	(1.78)%	14.13%	7.44%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$122,942		$57,950	$50,958	$32,338	$14,188
Ratios to Average Net Assets:
Net investment income (loss)	(1.22)%		0.37%	(0.99)%	(1.30)%	(1.53)%
Net expenses	1.81%		1.78%	3.02%	2.66%	2.62%
Dividend and interest expenses	0.06%		0.03%	1.27%	0.86%	0.70%
Net expenses without dividend and
interest expenses	1.75%		1.75%	1.75%	1.79%	1.92%
Gross expenses (c)	1.82%		1.87%	3.21%	3.52%	3.70%
PORTFOLIO TURNOVER RATE	140%		46%	23%	66%	29%

(a)	Calculated based on average shares outstanding during each year.
(b)	Amount represents less than $0.005.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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ABSOLUTE CAPITAL OPPORTUNITIES FUND

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Absolute Capital Opportunities Fund

P.O. Box 588

Portland, Maine 04112

(888) 99-ABSOLUTE or

(888) 992-2765 (toll free)

The Fund’s Prospectus, SAI and annual and semi-annual reports are available, without charge, on Absolute’s website at: www.absoluteadvisers.com.

Securities and Exchange Commission Information

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec.gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

212-PRU2-0821

Investment Company Act File No. 811-03023

PROSPECTUS

August 1, 2021

ABSOLUTE INVESTMENT ADVISERS LLC

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

INSTITUTIONAL SHARES (ARBIX)

INVESTOR SHARES (ARBOX)

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Absolute Investment Advisers and its logo are registered service marks of Absolute Investment Advisers LLC (“Absolute”) and the logo of the Absolute Convertible Arbitrage Fund is a service mark of Absolute; other marks referred to herein are trademarks, service marks, registered trademarks or registered service marks of their respective owners.

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Information	8
Management	10
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
Details Regarding Principal Investment Strategies and Risks	13
Additional Information Regarding Principal Investment Strategies	13
Additional Information Regarding Principal Investment Risks	14
Management	24
The Adviser and Subadviser	24
Manager of Managers Structure	25
Portfolio Managers	25
Other Service Providers	26
Fund Expenses	26
Information Regarding Dividend and Interest Expenses on Short Sales	26
Your Account	28
General Information	28
How to Contact the Fund	28
Choosing a Share Class	31
Buying Shares	31
Selling Shares	35
Retirement Accounts	38
Other Information	39
Financial Highlights	42

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Summary Section

Investment Objective

The Absolute Convertible Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares
Management Fees	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.69%	0.69%
Other Expenses	0.31%	0.31%
Dividend and Interest Expenses on Short Sales(1)	0.38%	0.38%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.90%	2.15%
Fee Waiver and/or Expense Reimbursement(3)	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.59%	1.84%

(1)	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. Please refer to the section entitled “Information Regarding Dividend and Interest Expenses on Short Sales” in the Prospectus.
(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of gross expenses to average net assets given in the financial highlights because gross expenses in the financial highlights do not include Acquired Fund Fees and Expenses (“AFFE”).
(3)	Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.20% and 1.45% of the Institutional Shares and Investor Shares, respectively, through August 1, 2022 (the “Expense Cap”). Absolute may recoup from the Fund fees waived and expenses pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense

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Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$162	$567	$998	$2,197
Investor Shares	$187	$643	$1,126	$2,458

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of convertible securities issued by both U.S. and foreign companies. These convertible securities are typically debt securities or preferred stocks that can be exchanged for, or convert automatically to, common stock. Convertible arbitrage involves purchasing such a portfolio of convertible securities and hedging a portion of the equity and default risk inherent in such securities by selling short the common stock into which the securities may be converted. The Fund’s convertible arbitrage strategy is intended to offer investors the potential for yield and capital appreciation with less risk than traditional stocks and bonds due to a portion of the default risk of the convertible securities being hedged by shorting the underlying common stock.

In so doing, the Fund is designed to provide investors with a source of alternative income and non-correlated returns from investments in interest and dividend-paying convertible securities and trading based on the pricing inefficiencies of the options embedded in the convertible securities. Non-correlated returns fluctuate in value independent of the core financial markets, such as stocks and bonds, and are intended to neutralize or counterbalance the risk that one or more of the investments in a traditional portfolio of stocks and bonds declines in value.

The Adviser works with a Subadviser to implement the Fund’s investment strategy. The Adviser has primary responsibility for allocating Fund assets to the Subadviser and retains the discretion to invest the Fund’s assets in securities and other instruments directly. The Adviser also has the discretion to remove the Subadviser or, subject to board approval, add a subadviser at any time.

The Subadviser analyzes the appreciation potential of the common stock underlying the convertible securities and the default risk of the convertible securities when investing the Fund’s portfolio. In this regard, the Subadviser generally considers an issuer’s financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast, and quality of management.

Although the Fund may invest in securities of issuers of any market capitalization, the Fund expects to invest primarily in small- and mid-capitalization companies. For these purposes, the Fund considers small capitalization companies to be those with a market capitalization of less than $2 billion at the time of investment and mid-capitalization companies to be those with a market capitalization between $2 billion and $10 billion at the time of investment. The Fund may also invest in below investment grade securities with individual ratings ranging from AA to CCC. The weighted average grade of bonds in the Fund’s portfolio is typically below investment grade. Such “junk bonds” typically are rated Baa3 or below by Moody’s, BBB- or below by S&P or BBB- or below by Fitch. The Fund may purchase unrated

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securities if, at the time of purchase, the Adviser or Subadviser believes that they are of comparable quality to rated securities that the Fund may purchase.

The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, and Rule 144A securities, initial public offerings (“IPOs”) and frontier and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in American Depositary Receipts (“ADRs”). The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Convertible Arbitrage Risk. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. Convertible arbitrage is further subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner.

Convertible Securities Risk. Convertible securities entail some of the risks of both equity and debt securities, such as credit risk, market events risk, and counterparty risk. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser. The market value of convertible securities may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about

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the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Short Selling Risk. If the Fund buys back a security it has sold short at a higher price, the Fund will incur a loss on the transaction. Because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may decrease the liquidity of the Fund and may create leverage, which may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.

Equity Risk. Equity securities, including common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments at an appropriate time or at a reasonable price, which may result in a loss to the Fund. Liquidity can decline unpredictably and investments that are illiquid are typically more difficult to value than investments with more active markets.

High Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

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Market Events Risk. Disruptive events with geopolitical consequences, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Globally, various governments have taken steps to support liquidity in their local markets, including by purchasing certain securities in the markets. Such activity by governments has contributed to additional demand, which may have resulted in artificial increased prices for such securities. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Fund’s net asset value.

Management Risk. The Fund’s performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return strategy. Alternatively, if the Fund or a Subadviser takes a defensive posture by hedging its portfolio, then stock prices advance, the return to Fund investors may be lower than expected and lower than if the portfolio had not been hedged. Due to its active management, the Fund could underperform other funds with similar investment objectives.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Derivatives Risk. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund’s use of derivatives may also expose the Fund to greater or different risks, including the following:

Correlation Risk is the risk of imperfect correlation between the value of these instruments and the underlying assets.

Credit Derivative Risk is the risk that a credit derivative position, such as a credit default swap, may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

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Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Leverage Risk. Certain transactions, such as those involving borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETF invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. ETF shares trade in the secondary market and may be purchased by the Fund at a premium or discount to their NAV. When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount.

Currency Risk. The Fund may invest in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. The value of foreign currencies can change rapidly and unexpectedly.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new, amended, or limited government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, less favorable economic conditions, the imposition or tightening of exchange controls, trade barriers and other protectionist trade policies (including those in the U.S.), or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors’ assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer’s local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Frontier and Emerging Markets Risk. Frontier and emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on frontier and emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

ADR Risk. The Fund may invest in ADRs. ADR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

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Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. Developments affecting those sectors should be expected to impact the Fund more than a fund that is more broadly diversified and/ or is not weighted in those sectors.

Information Technology Sector Risk. The Fund currently invests a portion of its assets in the information technology sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. Investments in this sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Communications Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Large Shareholder Risk. To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor), the Fund is subject to the risk that a redemption by that shareholder of all or a large

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portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund's operations.

High-Yield Securities Risk. Investments in “high-yield securities” or “junk bonds” are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. If an issuer defaults, a below-investment grade security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Initial Public Offering Risk. The Fund may purchase securities in an IPO. Securities purchased in an IPO may be illiquid, and therefore more difficult to sell promptly at the most favorable price, and may be subject to substantial price volatility due to factors such as unseasoned trading, lack of investor knowledge of the company, and limited operating history.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Multi-Manager Risk. The success of the Fund’s strategy depends on, among other things, Absolute’s skill in selecting Subadvisers and the Subadvisers’ skill in executing the relevant strategy. The Subadvisers’ strategies may be out of favor at any time. In addition, because the Subadvisers each make their trading decisions independently, it is possible that Subadvisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

Performance Information

The returns presented for the Fund prior to August 14, 2017 reflect the performance of the Mohican VCA Fund, LP, a privately offered hedge fund (the “Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to liabilities, of the Predecessor Fund, effective as of the close of business on August 14, 2017.

The Predecessor Fund was advised by the Fund’s subadviser, Mohican Financial Management, LLC. The Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines, and restrictions. The Predecessor Fund was created for purposes entirely unrelated to the establishment of a performance record. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for periods prior to August 14, 2017 is that of the Predecessor Fund and is based on calculations that are different from the methodology mandated by the SEC for registered investment companies.

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The performance of the Predecessor Fund was calculated net of the Predecessor Fund’s fees and expenses. The Predecessor Fund’s performance is included because the Fund believes that the performance information presented is sufficiently relevant to merit consideration by prospective Fund investors. The performance of the Predecessor Fund is not the performance of the Fund, has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. Updated performance information for the Fund will be available at www. absoluteadvisers.com or by calling toll free at (888) 99-ABSOLUTE or (888) 992-2765 (toll free).

The following bar chart and table are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing how the performance of the Predecessor Fund and the Fund has varied from one calendar year to another over the periods shown. The table shows how the Predecessor Fund’s and the Fund’s average annual total returns of the share classes presented compared to those of a broad measure of market performance. The Fund’s Investor Shares had no assets during this period. Therefore there were no annual returns on the Fund’s Investor Shares.

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Institutional Shares

The calendar year-to-date total return as June 30, 2021 was 1.43%.

During the period shown, the highest return for a quarter was 4.62% for the quarter ended June 30, 2016, and the lowest return -3.04% for the quarter ended December 31, 2015.

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Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Year	10 Year
Institutional Shares - Return Before Taxes	9.29%	6.74%	4.74%
Institutional Shares - Return After Taxes on Distributions	8.52%	6.25%	4.50%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	6.00%	5.16%	3.71%
HFRX Fixed Income Convertible Arbitrage Index (reflects no deduction for fees, expenses or taxes)	15.71%	6.49%	3.59%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
iBoxx High Yield Index (reflects no deduction for fees, expenses or taxes)	4.66%	7.71%	6.06%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%

HFRX Fixed Income Convertible Arbitrage Index is designed to reflect the performance of the hedge fund universe employing convertible arbitrage strategies. The index selects constituents which exhibit strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a convertible fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between the price of a convertible security and the price of a non-convertible security, typically of the same issuer.

iBoxx High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe.

Bloomberg Barclays U.S.Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Shares and after-tax returns for other share classes will vary.

Management

Investment Adviser. Absolute Investment Advisers LLC is the Fund’s investment adviser.

Subadviser. Mohican Financial Management, LLC is the Subadviser to the Fund.

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Portfolio Managers. Mr. Jay Compson, Principal of Absolute and Mr. Eric C. Hage, Chief Investment Officer and Principal of Mohican, have served as co-portfolio managers of the Fund since its inception in August 2017. Mr. Daniel Hage, Principal at Mohican, has served as a co-portfolio manager of the Fund since 2020.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free) or writing to the Fund at Absolute Convertible Arbitrage Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)(2)	Minimum Additional Investment(1)(2)
Institutional Shares
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None
Investor Shares
Standard Accounts	$2,500	None
Retirement Accounts	$2,500	None

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to

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recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Details Regarding Principal Investment Strategies and Risks

The Fund seeks to achieve positive absolute risk-adjusted returns over the long-term with low volatility when compared to traditional market indices. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of convertible securities issued by both U.S. and foreign companies. These convertible securities are typically debt securities or preferred stocks that can be exchanged for, or converted automatically to, common stock. Although the Fund may invest in securities of issuers of any market capitalization, the Fund expects to invest primarily in small- and mid-capitalization companies. For these purposes, the Fund considers small capitalization companies to be those with a market capitalization of less than $2 billion at the time of investment and mid-capitalization companies to be those with a market capitalization between $2 billion and $10 billion at the time of investment.

Convertible arbitrage involves purchasing a portfolio of convertible securities and hedging a portion of the equity and default risk inherent in such securities by selling short the common stock into which the securities may be converted. In so doing, the Fund is designed to provide investors with a source of alternative income and non-correlated returns from investments in interest and dividend-paying convertible securities and trading based on the pricing inefficiencies of the options embedded in the convertible securities. Non-correlated returns fluctuate in value independent of the core financial markets, such as stocks and bonds, and are intended to neutralize or counterbalance the risk that one or more of the investments in a traditional portfolio of stocks and bonds falls in value.

The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, initial public offerings (“IPOs”) and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in American Depositary Receipts (“ADRs”). The Fund may also invest in pooled investment vehicles, including other registered investment companies and ETFs.

The Adviser has engaged a Subadviser to implement the Fund’s investment strategy. The Adviser has primary responsibility for allocating Fund assets to the Subadviser and retains the discretion to invest the Fund’s assets in securities and other instruments directly. The Adviser also has the discretion to remove the Subadviser or, subject to board approval, add a subadviser at any time.

The Subadviser analyzes the appreciation potential of the common stock underlying the convertible securities and the default risk of the convertible securities when investing the Fund’s portfolio. In this regard, the Subadviser generally considers an issuer’s financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast and quality of management.

The Fund’s convertible arbitrage strategy is intended to offer investors the potential for yield and capital appreciation with less risk than traditional stocks and bonds due to a portion of the default risk of the convertible securities being hedged by shorting the underlying common stock. Consistent with the Fund’s investment objective and principal investment strategy, the Fund’s Adviser views convertible arbitrage as a low volatility strategy that is intended to achieve fixed-income-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles. The Fund may also invest in below investment grade securities with individual ratings ranging from AA to CCC. The weighted average grade of bonds in the portfolio is typically below investment

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grade. Such “junk bonds” typically are rated Baa3 or below by Moody’s, BBB- or below by S&P or BBB- or below by Fitch. The Fund may purchase unrated securities if, at the time of purchase, the Adviser or Subadviser believes that they are of comparable quality to rated securities that the Fund may purchase.

The Adviser or the Subadviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital. In addition, the Adviser or the Subadviser may sell a position in order to meet shareholder redemptions.

The Fund may engage in active and frequent trading of portfolio securities.

Non-Principal Strategies. In addition to the principal strategies, the Fund may also invest in several other types of financial instruments that the Adviser or Subadviser believes are complimentary and, when combined, will produce risk-adjusted returns.

•	The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed and variable terms. These securities can be rated below investment grade (i.e., “junk bonds”) and thus rated Baa3 or below by Moody's, BBB- or below by S&P or BBB- or below by Fitch Ratings Ltd. or unrated and securities in default.

•	The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts may include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Fund’s futures contracts may include futures on securities, commodities, and securities indices. The Fund’s options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit

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of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Convertible Arbitrage Risk. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. Convertible arbitrage is further subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Convertible Securities Risk. Convertible securities entail some of the risks of both equity and debt securities, such as credit risk, market events risk, and counterparty risk. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser. The market value of convertible securities may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are hybrid debt securities that are a form of preferred securities. Cocos are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:

•	The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.

•	CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.

•	CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.

•	The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and
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demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside a fund’s control, and a fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Short Selling Risk. The Fund may engage in short sales of securities by borrowing a security and then selling it. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money. Short sales may decrease the liquidity of certain securities or positions, or the Fund as a whole, and may lower the Fund’s returns or result in a loss. A short sale may create leverage and as a result, may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash and/or high-grade securities equal to the current market value of the stocks sold short less any collateral deposited with the Fund’s broker. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

Fixed-Income Securities Risk. The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes. Given that interest rates are near historic lows, risks associated with rising rates may be heightened.

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the effective maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

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Equity Risk. Equity securities, including common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, and REITs may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Liquidity Risk. Less liquid and restricted securities may have no active trading market, limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted, thinly traded, or illiquid securities promptly and/ or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund.

High Portfolio Turnover Risk. The Fund’s investment strategy may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Disruptive events with geopolitical consequences, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. Globally, various governments have taken steps to support liquidity in their local markets, including by purchasing certain securities in the markets. Such activity by governments has contributed to additional demand, which may have resulted in artificial increased prices for such securities. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected as the Fund may not be able to sell portfolio holdings at favorable prices. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

In late 2019 and early 2020, a global pandemic and policy changes implemented by the United Kingdom caused varying levels of market turbulence. Most significantly, an outbreak of severe acute respiratory disease from a novel coronavirus, COVID-19, was detected in China and spread internationally, resulting in major operational and market disruptions. Various countries closed their borders and internally imposed or recommended strict quarantines of exposed populations. Travel became restricted. Supply chains were disrupted, and consumer activity decreased. All of these changes in the world economy led to significant market uncertainty, heightened market volatility and reduced market liquidity. The final impact of COVID-19, and other epidemics and pandemics that may arise in the future, cannot be known at this time and may materially adversely affect issuers in which the Fund invests and the Fund itself.

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In addition, the United Kingdom officially withdrew from the European Union (“EU”) on January 31, 2020 in an act commonly referred to as “Brexit.” The effect of Brexit on the United Kingdom and European economies will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters being negotiated. There is significant market uncertainty regarding Brexit remifications of possible political, regulatory, economic, and market outcomes are difficult to predict.

Management Risk. The Fund is actively managed and its performance will reflect Absolute’s and the Subadviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid-sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid-sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, including, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders. The successful use of derivatives generally depends on a Subadviser’s ability to predict market movements.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund’s use of derivatives may also expose the Fund to greater or different risks including the following:

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in value of the derivatives may not correlate perfectly with the underlying asset or security.

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Credit Derivative Risk is the risk associated with the use of credit derivatives, which is a highly specialized activity that involves strategies and risks different than those with ordinary portfolio security transactions. If Absolute or the Subadviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the Fund’s investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if Absolute or the Subadviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically include expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Leverage Risk. Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and similar economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. The Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. Leverage may also involve the creation of liability that requires the Fund to pay interest. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETFs invest. When the Fund invests in investment company or ETF securities, shareholders of the Fund bear their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment

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by the Fund in an investment company or ETF could cause the cost of investing in the Fund to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments underlying the investment company or ETF. To the extent that the Fund invests in any investment company or ETF sponsored by Absolute or its affiliates, Absolute may waive certain fees and expenses.

Because ETF shares are listed and traded on national stock exchanges, they may trade at a discount or premium to their NAV. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Finally, because the value of ETF shares depends in part on the demand for them in the market, Absolute may not be able to liquidate an ETF position at the NAV of the ETF, adversely affecting the Fund’s performance.

Currency Risk. Because the Fund invests in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The value of foreign securities can change rapidly and unexpectedly. Suitable hedging instruments may not be available for all foreign currencies.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, trade barriers and other protectionist trade policies (including those in the U.S.) and/or increased taxation or confiscation of investors’ assets. Investments in securities of foreign issuers are subject to the risk that an issuer’s securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets due to lower liquidity and higher likelihood of hyperinflation and currency devaluations. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer’s local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes. Trading in foreign markets typically involves higher expense than trading in the United States. Settlement and clearance procedures in certain foreign markets may result in delays in payment or delivery of securities.

Emerging Markets Risk. Investing in emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include fluctuations in foreign currencies, political

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and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. The industries that comprise a sector may react similarly to changes in market conditions such as economic, political or regulatory events. Therefore, the value of the Fund’s portfolio investments may be more sensitive to such events, which may result in greater risk to the Fund. In addition, the profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

Information Technology Sector Risk. The Fund currently invests a portion of its assets in the information technology sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, government reimbursement for medical expenses, increases or decreases in the cost of medical products and services, limited product lines, increased emphasis on the delivery of healthcare through outpatient services and product liability claims. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in pricing pressure, including price discounting, and may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases, such as automobiles, apparel, electronics, home furnishings, and travel and leisure products and services. Investments in this sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Communications Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

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Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Large Shareholder Risk. To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund's operations.

High-Yield Securities Risk. Investments in “high-yield securities” or “junk bonds” are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. Issuers of below-investment grade fixed-income securities are more likely to encounter and be materially affected by financial difficulties that may cause the issuer to default or otherwise become unable to pay interest or principal due on the security. Rising interest rates may compound such difficulties and reduce an issuer’s ability to repay principal and interest. If an issuer defaults, a below-investment grade fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade fixed-income securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell. Furthermore, securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for call or redemption prior to maturity, which can have a negative effect on prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. Unlike debt securities, preferred stock dividends are payable at the discretion of the issuer’s board of directors. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. The rights of preferred stock on distribution of an issuer’s assets in the event of its liquidation are generally subordinated to the rights associated with an issuer’s debt securities. Preferred stock may also be subject to the risk that the issuer is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.

Initial Public Offering Risk. Special risks associated with securities purchased in IPOs may include illiquidity and substantial price volatility due to unseasoned trading, lack of investor knowledge of the company, and limited operating history. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Multi-Manager Risk. The methodology by which Absolute allocates Fund assets may not achieve desired results and may cause the Fund to lose money or underperform other funds. In addition, the Subadvisers make their trading decisions independently, and, as a result, it is possible that one or more Subadviser(s) may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses, and the Fund may incur losses as a result.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Management

The Absolute Convertible Arbitrage Fund (the “Fund”) is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s Statement of Additional Information (the “SAI”), which is available on the Adviser’s website at www.absoluteadvisers.com.

The Adviser and Subadviser

The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”), 4 North Street, Suite 2, Hingham, MA 02043. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of March 31, 2021, Absolute had approximately $654.6 million of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, Absolute makes investment decisions for the Fund pursuant to an investment advisory agreement between Absolute and the Trust, on behalf of the Fund (the “Advisory Agreement”). Absolute receives an advisory fee from the Fund at an annual rate equal to 1.20% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended March 31, 2021 was 1.02%. Absolute pays any subadvisory fees out of the fees it receives pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadviser for the fiscal year ended March 31, 2021 was 0.51%. Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Institutional Shares to 1.20%, and Investor Shares to 1.45% through August 1, 2022 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Absolute waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement and sub-advisory agreement between Absolute and the Subadviser is included in the Fund’s semi-annual report for the period ending September 30, 2020.

Subject to the general oversight of the Board, Absolute delegates the day-to-day management of the Fund to the following Subadviser. Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Subadviser	Investment Strategy
Mohican Financial Management, LLC 21 River Road, Suite 2100 Wilton, CT 06897	Convertible Arbitrage

Mohican Financial Management, LLC was founded in 2002 and provides investment advisory services for another pooled investment vehicle.

Manager of Managers Structure

The Fund’s Board and its shareholders have approved a “Manager of Managers” structure that permits the Adviser to appoint and replace Subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Manager Of Managers Structure”).

The ability to implement the Manager Of Managers Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, the Adviser may propose to appoint or replace one or more Subadviser subject to Board approval and applicable shareholder notice requirements.

The Manager Of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager Of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the Subadviser and recommend their hiring and replacement. The Manager Of Managers Structure provides the Adviser with the discretion to terminate any Subadviser and allocate and reallocate the Fund’s assets for management. The Manager Of Managers Structure permits disclosure of the fees paid to Subadvisers in the aggregate in its registration statement (both as a dollar amount and as a percentage of the Fund’s net assets), but does not permit investment management fees paid by the Fund to be increased without shareholder approval, nor does it change the Adviser’s responsibilities to the Fund including responsibility for all advisory services furnished by a Subadviser.

Portfolio Managers

Jay Compson is a Portfolio Manager for the Fund and is responsible for Subadviser selection and overall portfolio construction, allocation, and monitoring of the Fund’s assets. Mr. Compson has served as a Portfolio Manager of the Fund since it commenced operations in August 2017.

Prior to founding Absolute in 2004, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He also spent several years in corporate risk management roles at two investment banks

— Lehman Brothers and Tucker Anthony Sutro.

Mr. Compson received his BA degree from Franklin & Marshall College and his MBA in Finance and Management from New York University’s Stern School of Business.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Eric Hage is a Portfolio Manager for the Fund and, as the Chief Investment Officer of the Subadviser, is responsible for managing the convertible arbitrage portfolio. Mr. Eric Hage has served as a Portfolio Manager of the Fund since its inception in August 2017.

Prior to founding Mohican in 2002, Mr. Eric Hage spent several years trading and selling convertible securities for investment banks Citigroup, Bear Stearns and Smith Barney. Mr. Eric Hage received his BS degree from Cornell University and his MBA from Columbia Business School.

Daniel Hage, a Principal of the Subadviser, is a Portfolio Manager for the Fund and shares responsibility for managing the convertible arbitrage portfolio. Mr. Daniel Hage has served as a Portfolio Manager of the Fund since 2020.

Prior to joining Mohican in 2002, Mr. Daniel Hage spent over seven years brokering and selling convertible securities for CIBC World Markets, Fahnestock & Company and Murphy & Durieu. Mr. Daniel Hage received his BS degree in Business Finance from LeMoyne College and his MBA degree from the University at Albany.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with Absolute or with Apex or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Absolute or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, as applicable, may be voluntary, and do not affect Absolute’s contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses.”

Information Regarding Dividend and Interest Expenses on Short Sales

Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment as an expense. The Fund may also be obligated to pay fees in connection with a short sale. Also, the dividend and interest expenses on short sales are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the dividend and interest expenses on short sales. The Fund is also required to pay any applicable interest on a borrowed security and borrowings related to short sales.

The table below illustrates the Fund’s “Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales” and “Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales.” The Fund’s total annual operating expenses (expenses that are deducted from Fund assets) were:

Comparison of Expenses	Institutional Shares	Investor Shares
Management Fees	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses
Other Expenses	0.31%	0.31%
Dividend and Interest Expenses on Short Sales	0.38%	0.38%
Total Other Expenses	0.69%	0.69%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales	1.90%	2.15%
Less Dividend and Interest Expenses on Short Sales	(0.38%)	(0.38%)
Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales	1.52%	1.77%
Fee Waiver and/or Expense Reimbursement	(0.31%)	(0.31%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement without Dividend and Interest Expenses on Short Sales(1)	1.21%	1.46%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the expense cap for the Fund and because they do not include Acquired Fund Fees and Expenses (“AFFE”).

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Your Account

How to Contact the Fund

E-mail the Fund at:

absolute.ta@apexfs.com

Telephone the Fund at:

(888) 99-ABSOLUTE

(888) 992-2765 (toll free)

Website Address:

www.absoluteadvisers.com

Write the Fund:

Absolute Convertible Arbitrage Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Absolute Convertible Arbitrage Fund

c/o Apex Fund Services

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Wire investments (or ACH payments):

Please contact the transfer agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to “escheat” or transfer the property to the appropriate state’s unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

NAV Determination. The NAV of the Fund is determined by taking the value of the assets of the Fund, subtracting the value of the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www.nyse. com and subject to change without notice.

To the extent that the Fund’s portfolio investments trade in markets on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on those days when shareholders will not be able to purchase or redeem the Fund’s shares. In addition, trading in certain portfolio investments may not occur on days when the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

The Fund values securities at current market value, where market quotations are available, using the last reported sales price or the official closing price, as provided by independent pricing services. In the absence of sales, securities are valued at the mean of the last bid and asked prices. Non-exchange traded investment companies are valued at their NAVs. Certain short-term securities may be valued at amortized cost.

Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with these procedures to a Valuation Committee. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Although the Fund generally prices its foreign securities using their closing prices from the foreign markets where they trade (typically prior to the Fund’s calculation of its NAV), these prices may be affected by events that occur after the close of the foreign market but before the Fund prices its shares. As a result, the Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

Absolute or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from Absolute or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Choosing a Share Class

The Fund offers two classes of shares: Institutional Shares and Investor Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Shares. Investor Shares of the Fund are for retail investors who invest in the Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares’ average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

Institutional Shares. Institutional Shares of the Fund are designed for individual investors who meet the minimum investment threshold and for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$25,000	$2,500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Under certain circumstances, an investor’s investment in one class of shares of the Fund may be converted into an investment in the other class of shares of the Fund, for example, if the investor no longer meets the eligibility criteria for holding a particular class of shares due to investment minimum or other ownership requirements. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder’s basis in the acquired shares will be the same as such shareholder’s basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Checks. Checks must be made payable to “Absolute Convertible Arbitrage Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Absolute Convertible Arbitrage Fund.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)(2)	Minimum Additional Investment(1)(2)
Institutional Shares
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None
Investor Shares
Standard Accounts	$2,500	None
Retirement Accounts	$2,500	None

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts • Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) • These custodial accounts are owned by a minor child but controlled by an adult custodian.	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities • These accounts are owned by the entity, but control is exercised by its officers, partners or other management.	• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.
Trusts • These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.

By Check

•    Call, write, or e-mail the Fund for an account application.

•    Complete the application (and other required documents, if applicable).

•    Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check • Fill out an investment slip from a confirmation or write the Fund a letter. • Write your account number on your check. • Mail the Fund the investment slip or your letter and the check.

By Wire

•    Call, write, or e-mail the Fund for an account application.

•    Complete the application (and other required documents, if applicable).

•    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•    Mail the Fund your original application (and other required documents, if applicable).

•    Instruct your U.S. financial institution to wire money to the Fund.

By Wire • Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

•    Call, write, or e-mail the Fund for an account application.

•    Complete the application (and other required documents, if applicable).

•    Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•    Mail the Fund your original application (and other required documents, if applicable).

•    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•    ACH purchases are limited to $25,000 per day.

By ACH Payment

•    Call the Fund to request a purchase by ACH payment.

•    The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•    ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. The Adviser believes, however, that the Fund’s portfolio generally will not be attractive to frequent traders or susceptible to market timing because of the lack of publicly available information about the net exposure of the Fund and the prices of the bonds in the Fund’s portfolio. Accordingly, the Board has not adopted a policy to monitor for frequent purchases and redemptions of Fund shares.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary • If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
35

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

How to Sell Shares from Your Account

By Mail

•    Prepare a written request including:

•    your name(s) and signature(s);

•    your account number;

•    the Fund name and class;

•    the dollar amount or number of shares you want to sell;

•    how and where to send the redemption proceeds;

•    a Medallion Signature Guarantee (if required); and

•    other documentation (if required).

•    Mail the Fund your request and documentation.

By Telephone

•    Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•    Provide the following information:

•    your account number;

•    the exact name(s) in which the account is registered; and

•    an additional form of identification.

•    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•    Complete the systematic withdrawal section of the application.

•    Attach a voided check to your application.

•    Mail the completed application to the Fund.

•    Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the date of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;

•	changes to a shareholder’s record name or account registration;

•	paying redemption proceeds from an account for which the address has changed within the last 30 days;

•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares
Standard Accounts	$5,000	$2,500
Retirement Accounts	$5,000	$2,500

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if the Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs). In kind redemptions may be satisfied using illiquid securities held in the Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts.

Because the Investor Shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to Absolute or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. If the Fund pays shareholder service fees on an ongoing basis, over time these fees will increase the cost of your investment.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them semi-annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a “distribution”) paid by the Fund reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders (other than qualified retirement plans and accounts and other tax-exempt investors) are taxable and are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will continue to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes on net income and net realized gains that it distributes.

The Fund’s distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain net foreign currency gains are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable so-called “return of capital,” which will reduce your tax basis in your Fund shares and is treated as gain from the sale of the shares to the extent that it exceeds your basis.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for non-corporate shareholders with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction will be treated as described above for federal income tax purposes.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund’s default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose “modified adjusted gross income” exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) (“Excess”) is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser(s) if applicable, custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated March 31, 2021, which is available upon request.

Financial Highlights are not provided for Investor Shares because the Investor Shares had not commenced operations prior to the date of this Prospectus.

	For the Years Ended March 31,			August 14,
	2021	2020	2019	2017(a) Through March 31, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$10.32	$10.49	$10.29	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.02)	0.08	0.10	0.02	(c)
Net realized and unrealized gain	1.37	0.05	0.30	0.29	(c)
Total from Investment Operations	1.35	0.13	0.40	0.31

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.01)	(0.11)	(0.05)	–
Net realized gain	(0.32)	(0.19)	(0.15)	(0.02)
Total Distributions to Shareholders	(0.33)	(0.30)	(0.20)	(0.02)
NET ASSET VALUE, End of Year	$11.34	$10.32	$10.49	$10.29
TOTAL RETURN	13.12%	1.18%	3.95%	3.14	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$440,974	$139,865	$88,768	$56,065
Ratios to Average Net Assets:
Net investment loss	(0.16)%	0.77%	0.95%	0.35	%(c)(f)
Net expenses including dividend and interest expenses	1.68%	1.59%	1.91%	2.23	%(f)
Dividend and interest expenses	0.38%	0.07%	0.31%	0.60	%(f)
Net expenses without dividend and interest expenses	1.30%	1.52%	1.60%	1.63	%(f)
Gross expenses (e)	1.88%	1.78%	2.16%	3.13	%(f)
PORTFOLIO TURNOVER RATE	93%	95%	121%	76	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Net investment income and net realized and unrealized gain (loss) on investments for the period ended March 31, 2018 were restated.
(d)	Not annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	Annualized.

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ABSOLUTE CONVERTIBLE ARBITRAGE FUND

INSTITUTIONAL SHARES

INVESTOR SHARES

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Absolute Convertible Arbitrage Fund

P.O. Box 588

Portland, Maine 04112

(888) 99-ABSOLUTE or

(888) 992-2765 (toll free)

The Fund’s Prospectus, SAI and annual and semi-annual reports are available, without charge, on the Adviser’s website at: www.absoluteadvisers.com.

Securities and Exchange Commission Information

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec.gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101 www.foreside.com

212-PRU3-0821

Investment Company Act File No. 811-03023

PROSPECTUS

August 1, 2021

ABSOLUTE INVESTMENT ADVISERS LLC

INSTITUTIONAL SHARES (ASFIX)

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Absolute Investment Advisers and its logo are registered service marks of Absolute Investment Advisers LLC (“Absolute”) and the logo of the Absolute Strategies Fund is a service mark of Absolute; other marks referred to herein are trademarks, service marks, registered trademarks or registered service marks of their respective owners.

ABSOLUTE STRATEGIES FUND

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	4
Performance Information	9
Management	11
Purchase and Sale of Fund Shares	11
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
Details Regarding Principal Investment Strategies and Risks	13
Additional Information Regarding Principal Investment Strategies	13
Additional Information Regarding Principal Investment Risks	18
Management	30
The Adviser and Subadviser	30
Manager of Managers Structure	31
Portfolio Manager	31
Other Service Providers	32
Fund Expenses	32
Information Regarding Dividend and Interest Expenses on Short Sales	32
Your Account	34
General Information	34
How to Contact the Fund	34
Buying Shares	37
Selling Shares	40
Retirement Accounts	43
Other Information	44
Financial Highlights	47

ABSOLUTE STRATEGIES FUND

Summary Section

Investment Objective

Absolute Strategies Fund (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices such as the Standard & Poor's 500® Index (“S&P 500® Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	1.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.61%
Other Expenses	0.59%
Dividend and Interest Expenses on Short Sales	0.02%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses(1)	2.34%
Fee Waiver and/or Expense Reimbursement(2)	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the expense cap for the Fund and because they do not include Acquired Fund Fees and Expenses (“AFFE”).
(2)	Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.99% through August 1, 2022 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Absolute may recoup from the Fund fees waived and expenses reimbursed by Absolute pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$672	$1,195	$2,629

1

ABSOLUTE STRATEGIES FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Absolute Investment Advisers LLC (“Absolute”), the Fund’s investment adviser, believes that there are important benefits that come from investing through skilled asset managers whose strategies, when combined, seek to provide attractive long-term risk-adjusted returns, with lower volatility and low sensitivity to traditional market measures. To this end, Absolute selects for the Fund one or more asset managers (“Subadvisers”) whose investment strategies seek to provide a different source of risk and return relative to traditional market indices over a complete market cycle. An investment strategy employing multiple subadvisers is commonly referred to as a “multi-manager” strategy. The Fund may obtain exposure to a Subadviser’s strategy by investing in a registered investment company whose portfolio is managed by the Subadviser pursuant to the strategy.

Absolute has responsibility for allocating Fund assets across strategies and investment styles that Absolute believes are complementary and, when combined, will produce long-term risk-adjusted returns. Absolute considers long- term risk-adjusted investment returns to be those that do not incur a permanent loss of capital over a full market cycle. Although the Fund is not a hedge fund, such strategies are more commonly associated with hedge funds. These strategies may attempt to exploit disparities or inefficiencies in markets, geographical areas, or companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek investment opportunities and risks that do not correlate with traditional markets.

Absolute selects the Fund’s Subadvisers and determines the portion of the Fund’s assets to be allocated to each Subadviser. Absolute reviews a range of factors (e.g., investment process) when evaluating each Subadviser and its appropriate asset allocation. Absolute may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. Absolute retains the discretion to invest the Fund’s assets in securities and other instruments directly. These investments may be short-term and/or opportunistic in nature and are typically expressed through a combination of long and short index-related securities on various asset classes. Absolute also has the discretion to remove Subadvisers and, subject to board approval, add Subadvisers at any time. The Subadvisers pursue one or more of the following investment strategies:

Opportunistic and Long-Biased Equity Strategies seek to capitalize on undervalued equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and, therefore, typically invests in a variety of securities markets, industries, company sizes, or geographical areas. Strategies may be managed for absolute return and typically utilize short sales, options and futures and forward contracts to implement selective hedging and manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity or Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage), or may utilize quantitative factors to measure investment attractiveness among

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ABSOLUTE STRATEGIES FUND

securities. Long/Short Equity includes the broad ability to invest in stocks both long and short. Long exposure to a security means the holder of the position owns the security and will profit if the price of the security increases. A short position generally involves the sale of a security that the Fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the Fund to repurchase the security later at the lower price. Longs and shorts may be directly related to one another or independent from each other. Equity Market Neutral is a strategy that commits to maintaining a certain balance of long and shorts. This could mean equal parts long and short to keep the net exposure at or near zero, or it could mean a slightly variable amount long and shorts to keep the strategy beta at zero.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Subadvisers typically utilize futures, options and credit default swaps in order to seek to manage interest rate exposures and employ leverage to increase returns. Leverage means obtaining investment exposure in excess of the Fund’s net assets, which creates the potential for magnified gains or losses. See “Leverage Risk,” below, for more information about the risks of leverage.

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund's investment exposure or obtain leverage. Hedged Equity refers to a strategy that generally contains a number of long investments but also certain other securities (cash, shorts, derivatives) designed to mitigate a certain risk(s) embedded in those longs.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred stock, Treasury Inflation Protected Securities (“TIPS”), and emerging market debt or exchange traded funds (“ETFs”) that invest in such securities. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated, under performing securities. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.

The Fund invests, long and short, in both short-term and long-term debt, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. Strategies may utilize credit default swaps to create short positions when a Subadviser anticipates a decline in the price of an overvalued security. The Fund may also purchase credit default swaps to enhance total return and lower volatility and may utilize treasury futures to manage interest rate risk.

Strategies typically involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, short sales, or committed term reverse repurchase facilities, among other instrument types that the Subadviser believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

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ABSOLUTE STRATEGIES FUND

Non-Principal Strategies Pursuant to any of the above-described strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in domestic and foreign markets. Investments generally include equity securities, fixed income securities and derivatives.

•	The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering (“IPOs”) and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in ADRs. The Fund may invest in pooled investment vehicles, including ETFs and other registered investment companies sponsored by Absolute and managed by Subadvisers pursuant to the strategies described above.

•	The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans. These securities can be rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•	The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Fund’s futures contracts may include futures on securities, commodities, and securities indices. The Fund’s options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Multi-Manager Risk. The success of the Fund’s strategy depends on, among other things, Absolute’s skill in selecting Subadvisers and the Subadvisers’ skill in executing the relevant strategy. The Subadvisers’ strategies may be out of favor at any time. In addition, because the Subadvisers each make their trading decisions independently, it is possible that Subadvisers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

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ABSOLUTE STRATEGIES FUND

Value Investment Risk. The Fund’s investments in value securities are subject to the risk that they may remain undervalued for extended periods of time or never realize their full value. Different investment styles may shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value approach could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Short Selling Risk. If the Fund buys back a security it has sold short at a higher price, the Fund will incur a loss on the transaction. Because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may decrease the liquidity of the Fund and may create leverage, which may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

Equity Risk. Equity securities, which include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Convertible Securities and Arbitrage Risk. Convertible securities entail interest rate and credit risks. While fixed- income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the Fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner.

Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Market Events Risk. Disruptive events with geopolitical consequences, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Globally, various governments have taken steps to support liquidity in their local markets, including by purchasing certain securities in the markets. Such activity by governments has contributed to additional demand, which may have resulted in artificial increased prices for such securities. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Fund’s net asset value.

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ABSOLUTE STRATEGIES FUND

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments at an appropriate time or at a reasonable price, which may result in a loss to the Fund. Liquidity can decline unpredictably and investments that are illiquid are typically more difficult to value than investments with more active markets.

Management Risk. The Fund’s performance may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return focus. Alternatively, if the Fund or a Subadviser takes a defensive posture by hedging its portfolio, then stock prices advance, the return to Fund investors may be lower than expected and lower than if the portfolio had not been hedged. Due to its active management, the Fund could underperform other funds with similar investment objectives.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may also have to sell investments at a time when it may be disadvantageous to do so.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing options on individual securities, stock indexes or ETFs, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Fund to counterparty risk.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.

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ABSOLUTE STRATEGIES FUND

Variable and Floating Interest Rate Risk. Variable and floating rate securities may produce a leveraging effect or provide interest payments that vary inversely with market rates. Variable and floating rate securities may decline in value if interest rates in general or interest rates paid by them do not move as expected. Floating and variable rate securities may be called or redeemed by the issuer prior to maturity, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The Fund may suffer a loss if there is no active secondary market for any particular floating or variable rate security.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. Developments affecting those sectors should be expected to impact the Fund more than a fund that is more broadly diversified and/ or is not weighted in those sectors.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodities-related instruments are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. Factors that may significantly affect the prices of commodities include, but are not limited to: global supply and demand; domestic and international interest rates and investors’ expectations of interest rates; inflation rates and investors’ expectations of inflation rates; the investment and trading activities of commodity futures contracts; political, economic, or financial events, both globally and regionally.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETF invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. ETF shares trade in the secondary market and may be purchased by the Fund at a premium or discount to their NAV. When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount.

Derivatives Risk. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund’s use of derivatives may also expose the Fund to greater or different risks, including the following:

Correlation Risk is the risk of imperfect correlation between the value of these instruments and the underlying assets.

Credit Derivative Risk is the risk that a credit derivative position, such as a credit default swap, may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

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ABSOLUTE STRATEGIES FUND

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Cash and Cash Equivalents Holdings Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new, amended, or limited government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, less favorable economic conditions, the imposition or tightening of exchange controls, trade barriers and other protectionist trade policies (including those in the U.S.), or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors’ assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer’s local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Leverage Risk. Certain transactions, such as those involving futures contracts, selling securities short, swap contracts, reverse repurchase agreements, dollar rolls, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

ADR Risk. The Fund may invest in ADRs. ADR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment

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ABSOLUTE STRATEGIES FUND

of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Repurchase and Reverse Repurchase Transactions Risk. The Fund may enter into repurchase and reverse repurchase transactions agreements. If the party agreeing to repurchase should default, the Fund may sell the underlying securities and incur procedural costs or delays in addition to any unrecoverable loss on the securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements may be considered borrowing for some purposes and may result in leverage.

Restricted Securities Risk. Rule 144A securities are restricted securities and may be less liquid investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when Absolute considers it desirable to do so and/or may have to sell the security at a lower price. A restricted security that was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Swap Contract Risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares’ of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.absoluteadvisers.com or by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

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ABSOLUTE STRATEGIES FUND

Annual Returns as of December 31
Institutional Shares

The calendar year-to-date total return as of June 30, 2021 was -7.32%.

During the period shown, the highest return for a quarter was 4.75% for the quarter ended December 31, 2018, and the lowest return was -3.34% for the quarter ended March 31, 2019.

Average Annual Total Returns
(For the periods ended December 31, 2020)

	1 Year	5 Year	10 Year
Institutional Shares - Return Before Taxes(1)	0.74%	-1.50%	-0.61%
Institutional Shares - Return After Taxes on Distributions	0.74%	-2.29%	-1.21%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	0.44%	-1.27%	-0.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	6.81%	3.29%	1.27%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	15.90%	12.19%	9.87%

(1)	Effective August 1, 2018, Class R shares were converted, without any fee, load, or charge to shareholders, to shares of the Fund’s Institutional Class.

S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.

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ABSOLUTE STRATEGIES FUND

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-value-weighted benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. Sectors in the index include Treasuries, government-related and corporate securities, and mortgage backed securities.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

MSCI World® Index is an unmanaged index that is designed to capture large and mid cap representation across 23 developed market countries, including securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser. Absolute Investment Advisers LLC is the Fund’s investment adviser.

Subadviser. St. James Investment Company, LLC is the Subadviser to the Fund.

Portfolio Manager. Mr. Jay Compson, Principal of Absolute, is the portfolio manager of the Fund. Mr. Compson has managed the Fund since its commencement in July 2005.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free) or writing to the Fund at Absolute Strategies Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)(2)	Minimum Additional Investment(1)(2)
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

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ABSOLUTE STRATEGIES FUND

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ABSOLUTE STRATEGIES FUND

Details Regarding Principal Investment Strategies and Risks

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices such as the S&P 500® Index. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

The Fund is designed for investors who seek a long-term investment with low sensitivity to traditional markets and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program. The Fund may obtain exposure to a Subadviser’s strategy by investing in a registered investment company managed by the Subadviser pursuant to the strategy.

The Fund will pursue absolute returns by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a wide range of specialized investment strategies. Absolute allocates and reallocates assets of the Fund among its respective Subadvisers to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and sensitivity to traditional markets. Absolute has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund’s portfolio across multiple strategies and investment styles that Absolute believes are complementary and, when combined, will produce risk-adjusted returns. To this end, Absolute will be responsible for selecting the Fund’s Subadvisers and determining the portion of the Fund’s assets to be allocated to each Subadviser.

Absolute reviews a wide range of factors when evaluating Subadvisers and establishing the asset allocation to each. These factors may include, but are not limited to, the following: risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, risk management procedures; sensitivity and volatility of results as compared with other similar Subadvisers; business focus, stability and depth of investment professionals; and portfolio manager interviews and ongoing dialogue. While Absolute does not evaluate the merits of a Subadviser’s individual investment decisions, it does monitor investment performance and style consistency.

Absolute has entered into subadvisory agreements with Subadvisers to the Fund, each chosen for its particular investment style(s). The Subadvisers may employ aggressive investment strategies and techniques and focus investments in certain securities sectors and geographical regions. The Subadvisers may also employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several Subadvisers through a “multi-manager” approach with Absolute’s approach to diversification and risk management, the Fund attempts to provide long-term risk-adjusted investment returns with reduced volatility measured over a full market cycle. A full market cycle is generally considered to be the movement from a period of strong performance and rising prices through a period of weak performance and falling prices, then back again to a new period of strong performance. There can be no assurance that losses will be avoided.

Absolute retains the discretion to invest the Fund’s assets in securities and other instruments directly consistent with any of the Fund’s strategies or styles. Absolute may exercise this discretion in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge against overall fund exposures created by the Subadvisers, or to increase or reduce the Fund’s net market or investment exposure or exposure to a particular issuer, sector or industry, including by employing leverage. These investments may be short-term and/or opportunistic in nature and

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are typically expressed through a combination of long and short index-related securities on various asset classes. Absolute may exercise its discretion over unallocated assets or may allocate to itself assets previously allocated to a Subadviser and Absolute may change such allocations at any time. There is no fixed or minimum allocation to any Subadviser. In the future, Absolute may remove Subadvisers or, subject to board approval, add Subadvisers. See “The Adviser and Subadvisers.”

From time to time, certain of the Subadvisers or their strategies may not be available for investment by the Fund due to, for example, such reasons as investment minimums, capacity limitations, regulatory limitations or other imposed constraints. Accordingly, the Fund may invest in high-quality, short-term debt securities or other cash instruments until Fund assets reach appropriate scale for optimal allocation.

The strategies and investment techniques employed by the Subadvisers in the aggregate, seek to produce absolute returns over a full market cycle while managing risk exposure. Although the Fund is not a hedge fund, such strategies are more commonly associated with hedge funds. These strategies may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek investment opportunities and risks that are unrelated to traditional markets.

To manage risk or enhance return (including through leverage), the Fund may invest in derivatives. Some derivatives, such as exchange-traded futures and options on securities, commodities and indexes are standardized contracts that can readily be bought or sold, and whose market values are published daily. Non-standardized derivatives, such as swaps, tend to be more complex and harder to value. The Fund may invest in forwards, futures and options contracts and in equity, interest rate, index, credit default swap agreements and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices. The Fund may invest in options on securities, securities indices, commodities and futures.

Absolute or a Subadviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital. In addition, Absolute or a Subadviser may sell a position in order to meet shareholder redemptions.

Opportunistic and Long-Biased Equity Strategies seek to capitalize on underpriced equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and may invest in certain securities markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Subadvisers typically assess risk and opportunity on an absolute, not an index-relative basis, by focusing on relatively few investments that a Subadviser believes are undervalued and either offer a margin-of-safety or high growth opportunities. Strategies may utilize short sales, options and futures and forward contracts to implement selective hedging and manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

“Distress” generally refers to some kind of stress surrounding the company and or/security. In the Adviser’s or a Subadviser’s opinion, this typically occurs when a company’s security price has declined significantly due to fundamental issues that may result in bankruptcy. The Fund may invest in distressed companies when it believes the security price of these companies becomes so low that they represent a good value. The risk associated with distressed equities is that the market does not recognize the value and price continues to decline despite the value

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in the price/valuation. See “Distressed Investments Risk,” below, for more information about the risks involved with investments in the securities of financially distressed issuers.

Long/Short Equity or Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage), or may utilize quantitative factors to measure investment attractiveness among securities. Other qualitative and quantitative factors such as quality and momentum may be considered. Subadvisers intend to maintain approximately equal value or beta exposure in long and short positions, which will normally be obtained through short sales, in order to offset the effects of general stock market movements.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the default risk by selling short the underlying common stock. Subadvisers may utilize futures, options and credit default swaps in order to seek to manage interest rate exposures and employ leverage to increase returns. Certain Subadvisers may maintain a sector and market neutral portfolio. The average grade of bond in a convertible arbitrage portfolio is typically below investment grade with individual ratings ranging from AA to CCC. Such “junk bonds” typically are rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch.

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund's investment exposure or obtain leverage. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. At times, the Fund may have a long bias or a net short bias in equity sensitive investments.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred stock, Treasury Inflation Protected Securities (“TIPS”) and emerging market debt or exchange-traded funds (“ETFs”) that invest in such securities. Bank loans may not be securities and therefore may not have the protection afforded by federal securities laws. Investments in bank loans involve credit risk, interest rate risk, liquidity risk, and other risks, including the risk that it may take more than seven days to settle any loan transaction. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt, equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may be in default or be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Such distressed or restructured securities may entitle holders to equity warrants or other forms of equity participation.

The Fund invests in both short-term and long-term debt, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. In executing certain strategies, the Fund may short bonds of any credit quality or maturity. Strategies may also utilize credit default swaps to create short positions when a Subadviser

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anticipates a decline in the price of an overvalued security. The Fund may also purchase credit default swaps to enhance total return and lower volatility and may utilize treasury futures to manage interest rate risk.

Strategies may involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, or committed term reverse repurchase facilities, among other instrument types that the Subadviser believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

Non-Principal Strategies Pursuant to any of the above-described strategies, the Fund may trade frequently and may invest in a wide range of instruments, markets and asset classes in domestic and foreign markets. Investments generally include equity securities, fixed income securities and derivatives.

•	The Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, including convertible, private placement/restricted, initial public offering (“IPOs”) and emerging market securities, with certain exposures to non-U.S. issuers obtained through investments in ADRs. The Fund may invest in pooled investment vehicles, including ETFs and other registered investment companies sponsored by Absolute and managed by the Subadviser pursuant to the strategies described above.

•	The Fund may invest in fixed income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans. These securities can be rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•	The Fund may invest in derivatives, which are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund’s forward contracts include forward currency contracts. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Fund’s futures contracts may include futures on securities, commodities, and securities indices. The Fund’s options contracts may include options on securities, securities indices, commodities and futures. The Fund may purchase or write options. The Fund may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity in an effort to increase returns. The Fund may also obtain leverage by investing an amount equivalent to short sale proceeds.

Options Contracts Options may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. The Fund may buy or write put and call options on securities, indexes and futures contracts. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of an index. An option on a futures contract gives the purchaser the right, in return for the premium paid,

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to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

Futures Contracts Futures contracts may be used for leveraging or hedging purposes. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Treasury futures contracts are used by the Fund to manage credit risk. Generally, futures contracts are closed out or rolled over prior to their expiration date.

Swap Agreements Swap agreements may be used for hedging or leveraging purposes. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or the increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty. Credit default swaps (“CDS”) enable an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments on debt securities, bankruptcy or a restructuring. CDS are structured so that the “buyer” must pay the “seller” a periodic stream of payments over the term of the CDS provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may act as a buyer or seller of CDS. CDS involve greater risk than if the Fund had invested in the reference obligation directly.

Forward Contracts The Fund may use forward contracts to lock in an exchange rate for certain of its portfolio securities or to increase the Fund’s exposure to a currency that Absolute or a Subadviser believes is going to rise relative to the U.S. dollar. Thus, forward contracts may be used by the Fund for hedging or specialty purposes. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted and will cause the Fund to sustain losses.

Absolute intends to limit the Fund’s trading in futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts (“Commodity Interests”) to comply with one of the two alternative limitations of the Commodity Futures Trading Commission’s amended Regulation 4.5 and claim an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict Absolute’s ability to use Commodity Interests as part of the Fund’s investment strategies, though Absolute expects to be able to execute the Fund’s strategies within the limitations. Additional information regarding the Fund’s investments in Commodity Interests may be found in the Fund's Statement of Additional Information (the “SAI”).

Non-Principal Investment Strategies

Absolute may also allocate the Fund’s portfolio across additional strategies and investment styles that Absolute believes are complementary and, when combined, will produce risk-adjusted returns.

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Special Situations Strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy or other significant event in the life of a company, will occur and the impact such event will have on the value of the company’s securities. Subadvisers may focus on relatively few investments believed to be undervalued and may invest in securities of companies involved in special situations, including companies involved in (or the target of) acquisition attempts, tender offers, work-outs, liquidations, spin-offs, reorganizations, bank loans, bankruptcies, exchanges and similar transactions. Such investments may involve a long-term time horizon as well as idiosyncratic event risk. In addition to common stock, strategies may invest in warrants, options and credit default swaps and the Fund may act as a buyer or seller of credit default swaps.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Multi-Manager Risk. The methodology by which Absolute allocates Fund assets may not achieve desired results and may cause the Fund to lose money or underperform other funds. In addition, the Subadvisers make their trading decisions independently, and, as a result, it is possible that one or more Subadviser(s) may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses, and the Fund may incur losses as a result.

Value Investment Risk. The determination that a stock is undervalued is subjective, the market may not agree and the stock’s price may not rise to what the Adviser or Subadviser believes is its full value. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Short Selling Risk. The Fund may engage in short sales of securities by borrowing a security and then selling it. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money. Short sales may decrease the liquidity of certain securities or positions, or the Fund as a whole, and may lower the Fund’s returns or result in a loss. A short sale may create leverage and as a result, may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash and/or high-grade securities equal to the current market value of the stocks sold short less any collateral deposited with the Fund’s broker. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

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Equity Risk. Equity securities, including common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, and REITs may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Convertible Securities and Arbitrage Risk. Convertible securities, which are a form of hybrid security, entail some of the risks of both equity and debt securities, such as credit risk, market events risk, and counterparty risk. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk (“junk bond”) securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser. The market value of convertible securities may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities, so the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment and unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money. The expected gain on an individual arbitrage investment may be smaller than the possible loss.

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are hybrid debt securities that are a form of preferred securities. Cocos are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:

•	The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.

•	CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.

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•	CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.

•	The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside a fund’s control, and a fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Disruptive events with geopolitical consequences, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. Globally, various governments have taken steps to support liquidity in their local markets, including by purchasing certain securities in the markets. Such activity by governments has contributed to additional demand, which may have resulted in artificial increased prices for such securities. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected as the Fund may not be able to sell portfolio holdings at favorable prices. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

In late 2019 and early 2020, a global pandemic and policy changes implemented by the United Kingdom caused varying levels of market turbulence. Most significantly, an outbreak of severe acute respiratory disease from a novel coronavirus, COVID-19, was detected in China and spread internationally, resulting in major operational and market disruptions. Various countries closed their borders and internally imposed or recommended strict quarantines of exposed populations. Travel became restricted. Supply chains were disrupted, and consumer activity decreased. All of these changes in the world economy led to significant market uncertainty, heightened market volatility and reduced market liquidity. The final impact of COVID-19, and other epidemics and pandemics that may arise in the future, cannot be known at this time and may materially adversely affect issuers in which the Fund invests and the Fund itself.

In addition, the United Kingdom officially withdrew from the European Union (“EU”) on January 31, 2020 in an act commonly referred to as “Brexit.” The effect of Brexit on the United Kingdom and European economies will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters being negotiated. There is significant market uncertainty regarding Brexit remifications of possible political, regulatory, economic, and market outcomes are difficult to predict.

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Liquidity Risk. Less liquid and restricted securities may have no active trading market, limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted, thinly traded, or illiquid securities promptly and/ or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund.

Management Risk. The Fund is actively managed and its performance will reflect Absolute’s and the Subadviser's ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so. Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

Options Risk. The success of the Fund’s investment in options depends upon many factors, such as the price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline. There may also be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. In addition, each over-the-counter (“OTC”) option exposes the Fund to counterparty risk, and Absolute may determine to concentrate any or all of its OTC option transaction with a single counterparty or a small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an OTC options transaction.

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Fixed-Income Securities Risk. The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes. Given that interest rates are near historic lows, risks associated with rising rates may be heightened.

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the effective maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Variable and Floating Interest Rate Risk. The interest rates of variable rate securities may reset or move at specified intervals, while the interest rates on floating rate securities may reset whenever there is a change in a specified index rate, such as LIBOR. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not directly track an underlying index, but reset based on formulas that may produce a leveraging effect; and others may also provide for interest payments that vary inversely with market rates. Variable and floating rate securities may decline in value if interest rates in general of interest rates paid by them do not move as expected. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. In response to an interest rate decline, certain floating and variable rate securities may be called or redeemed by the issuer prior to maturity, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. There may not be an active secondary market for any particular floating or variable rate security, which could make it difficult to dispose of the security and cause the Fund to suffer a loss.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

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Small and Mid-Sized Capitalization Company Risk. Investments in small and mid-sized capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid-sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid-sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. The industries that comprise a sector may react similarly to changes in market conditions such as economic, political or regulatory events. Therefore, the value of the Fund’s portfolio investments may be more sensitive to such events, which may result in greater risk to the Fund. In addition, the profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodities-related instruments are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. Factors that may significantly affect the prices of commodities include, but are not limited to: changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETFs invest. When the Fund invests in investment company or ETF securities, shareholders of the Fund bear their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company or ETF could cause the cost of investing in the Fund to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments underlying the investment company or ETF. To the extent that the Fund invests in any investment company or ETF sponsored by Absolute or its affiliates, Absolute may waive certain fees and expenses.

Because ETF shares are listed and traded on national stock exchanges, they may trade at a discount or premium to their NAV. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Finally, because the value of ETF shares depends in part on the demand for them in the market, Absolute may not be able to liquidate an ETF position at the NAV of the ETF, adversely affecting the Fund’s performance.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, including, for

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ABSOLUTE STRATEGIES FUND

example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders. The successful use of derivatives generally depends on the Subadviser’s ability to predict market movements.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund’s use of derivatives may also expose the Fund to greater or different risks including the following:

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in value of the derivatives may not correlate perfectly with the underlying asset or security.

Credit Derivative Risk is the risk associated with the use of credit derivatives, which is a highly specialized activity that involves strategies and risks different than those with ordinary portfolio security transactions. If Absolute or the Subadviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the Fund’s investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if Absolute or the Subadviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically include expenses.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

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Cash and Cash Equivalents Holdings Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, trade barriers and other protectionist trade policies (including those in the U.S.) and/or increased taxation or confiscation of investors’ assets. Investments in securities of foreign issuers are subject to the risk that an issuer’s securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets due to lower liquidity and higher likelihood of hyperinflation and currency devaluations. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer’s local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes. Trading in foreign markets typically involves higher expense than trading in the United States. Settlement and clearance procedures in certain foreign markets may result in delays in payment or delivery of securities.

Leverage Risk. Leverage transactions, including futures contracts, selling securities short, swap contracts, reverse repurchase agreements, dollar rolls, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and similar economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. The Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. Leverage may also involve the creation of liability that requires the Fund to pay interest. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading. Unsponsored ADRs may involve additional risks, and their prices may be more volatile than the prices of sponsored ADRs.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for call or redemption prior to maturity, which can have a negative effect on prices when interest rates decline. Preferred

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stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. Unlike debt securities, preferred stock dividends are payable at the discretion of the issuer’s board of directors. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. The rights of preferred stock on distribution of an issuer’s assets in the event of its liquidation are generally subordinated to the rights associated with an issuer’s debt securities. Preferred stock may also be subject to the risk that the issuer is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.

Repurchase and Reverse Repurchase Transactions Risk. The Fund may enter into repurchase and reverse repurchase transactions agreements. The risks associated with these types of transactions arise if the other party to the agreement defaults or goes bankrupt and the Funds experience losses or delays in recovering their investments. In a repurchase transaction, the Fund could incur a loss if the value of the securities sold has increased in value relative to the value of the cash or collateral held by the Fund. In the case of a reverse repurchase agreement, the Fund could incur a loss if the value of the securities purchased by the Fund has decreased in value relative to the value of the collateral held by the Fund. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be considered borrowing for some purposes and create the risk of magnified capital losses. The use of leverage may decrease (or increase) the Fund’s return when the Fund earns a lesser (or greater) return on leveraged investments than the cost of the leverage. See Leverage Risk for more information.

Restricted Securities Risk. Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because Rule 144A securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Swap Contracts Risk. The Fund may engage in interest rate, currency, and equity swaps and CDSs, and related instruments, which require Absolute or the Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able

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to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap exposes the Fund to counterparty risk and Absolute or the Subadviser may determine to concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. In addition to counterparty risks, CDS are subject to credit risk on the underlying investment. If the Fund were the buyers of CDS and no event of default occurred, the Fund would lose its entire investment. Similarly, if the Fund were the seller of CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction.

Non-Principal Investment Risks

Precious Metals Risk. Prices of precious metals and of precious metal-related securities are often very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. The Fund may incur higher custody and transaction costs for precious metals than for securities.

Event-Driven and Special Situations Strategies Risk. Special situations and event-driven strategies are inherently speculative in nature. Any investment made pursuant to this strategy is subject to the risk of complete loss. Investments pursuant to special situations and event driven strategies require predictions about the likelihood of a corporate event and its impact on a company, which may be inaccurate. The anticipated event and/or impact of the event may never be realized and losses may result. A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. In addition, certain events, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. The performance of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

High-Yield Securities Risk. Investments in “high-yield securities” or “junk bonds” are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. Issuers of below-investment grade fixed-income securities are more likely to encounter and be materially affected by financial difficulties that may cause the issuer to default or otherwise become unable to pay interest or principal due on the security. Rising interest rates may compound such difficulties and reduce an issuer’s ability to repay principal and interest. If an issuer defaults, a below-investment grade fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade fixed-income securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell. Furthermore, securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Distressed Investments Risk. The Fund’s distressed debt strategy of investing in instruments involving loans, loan participations, bonds, notes, non-performing, sub-performing and sub-prime mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these instruments. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult, and the spread between the bid and asked prices of them may be greater than normally expected. If a Subadviser’s evaluation of a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Moreover, because issuers of distressed securities are typically in a weak financial condition, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

Emerging Markets Risk. Investing in emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Currency Risk. Because the Fund invests in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The value of foreign securities can change rapidly and unexpectedly. Suitable hedging instruments may not be available for all foreign currencies.

Initial Public Offering Risk. Special risks associated with securities purchased in IPOs may include illiquidity and substantial price volatility due to unseasoned trading, lack of investor knowledge of the company, and limited operating history. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Sovereign Debt Risk. A sovereign debtor’s willingness and ability to repay principal and interest on issued debt securities may depend on, among other things, its cash flow situation, cash reserves, foreign exchange rates, the size of the debt service burden on the issuer’s economy, its policy toward international lenders and political constraints. Sovereign debt risks are greater for emerging market issuers, and investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on foreign debt obligations. Such countries have experienced difficulty serving their sovereign debt on a timely basis, resulting in defaults and restructurings of their debt.

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Mortgage-Related Securities Risk. Mortgage-related (and other asset-backed) securities represent interest in pools of mortgages (or other assets). Mortgage-Related Securities can have a fixed or adjustable interest rate. The Fund may also invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”). CMOs and CDOs are each divided into classes, which are referred to as “tranches.” Certain such tranches have priority over other tranches. With respect to CMOs, each tranche’s priority is generally with respect to payment of principal. With respect to CDOs, each tranche’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full. The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO. The value of such securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the underlying assets, the creditworthiness of entities that provide supporting letters of credit or other credit enhancements and the market’s assessment of the underlying assets. Mortgage-Related Securities are subject to prepayment risk, which is the risk that issuers of such securities will prepay their debt when interest rates fall and cause the Fund to have to invest its assets in lower yielding investments. The risk of prepayment is difficult to predict and may result in volatility in the Fund.

Treasury Inflation Protected Securities Risk. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, including interest rate risk and deflation risk. TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded inflation floor that will allow the holder of that security to receive the greater of the original principal or inflation adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.

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Management

The Absolute Strategies Fund (the “Fund”) is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s SAI, which is available from the Absolute’s website at www.absoluteadvisers.com.

The Adviser and Subadviser

The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”), 4 North Street, Suite 2, Hingham, MA 02043. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of June 30, 2021, Absolute had approximately $654.6 million of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, Absolute makes investment decisions for the Fund pursuant to an investment advisory agreement between Absolute and the Trust, on behalf of the Fund (the “Advisory Agreement”). Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate retained by the Adviser for the fiscal year ended March 31, 2021 was 0.99%. Absolute pays any subadvisory fees out of the fees it receives pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadviser for the fiscal year ended March 31, 2021 was 0.10%. Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.99% through at least August 1, 2022 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Absolute waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement and sub-advisory agreement between Absolute and the Subadviser is included in the Fund’s semi-annual report for the year ended September 30, 2020.

Subject to the general oversight of the Board, Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers. Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

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Subadviser	Investment Strategy
St. James Investment Company, LLC 3838 Oak Lawn Avenue, Suite 1414 Dallas, TX 75219	Concentrated Equity

St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.

Manager of Managers Structure

The Fund’s Board and its shareholders have approved a “Manager of Managers” structure that permits the Adviser to appoint and replace Subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Manager Of Managers Structure”).

The ability to implement the Manager Of Managers Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, the Adviser may propose to appoint or replace one or more Subadviser subject to Board approval and applicable shareholder notice requirements.

The Manager Of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager Of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the Subadviser and recommend their hiring and replacement. The Manager Of Managers Structure provides the Adviser with the discretion to terminate any Subadviser and allocate and reallocate the Fund’s assets for management. The Manager Of Managers Structure permits disclosure of the fees paid to Subadvisers in the aggregate in its registration statement (both as a dollar amount and as a percentage of the Fund’s net assets), but does not permit investment management fees paid by the Fund to be increased without shareholder approval, nor does it change the Adviser’s responsibilities to the Fund including responsibility for all advisory services furnished by a Subadviser.

Portfolio Manager

Jay Compson is the Portfolio Manager for the Fund and is responsible for Subadviser selection and overall portfolio construction, allocation, and monitoring of the Fund’s assets. Mr. Compson has served as Portfolio Manager of the Fund since it commenced operations in July 2005.

Prior to founding Absolute in 2004, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He also spent several years in corporate risk management roles at two investment banks — Lehman Brothers and Tucker Anthony Sutro.

Mr. Compson received his BA degree from Franklin & Marshall College and his MBA in Finance and Management from New York University’s Stern School of Business.

The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.

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ABSOLUTE STRATEGIES FUND

Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with Absolute or with Apex or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Absolute or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, as applicable, may be voluntary, and do not affect Absolute’s contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/ or expense reimbursements are reflected in the section titled “Fees and Expenses.”

Information Regarding Dividend and Interest Expenses on Short Sales

Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay an amount equivalent to any dividend declared or interest paid during the duration of the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment as an expense. The Fund may also be obligated to pay fees in connection with a short sale. Also, the dividend and interest expenses on short sales are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. Nevertheless, the Fund will bear the cost of the dividend and interest expenses on short sales. The Fund is also required to pay any applicable interest on a borrowed security and borrowings related to short sales.

The table below illustrates the Fund’s “Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales” and “Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales.” The Fund’s total annual operating expenses (expenses that are deducted from Fund assets) were:

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ABSOLUTE STRATEGIES FUND

Comparison of Expenses	Institutional Shares
Management Fees	1.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Other Expenses	0.59%
Dividend and Interest Expenses on Short Sales	0.02%
Total Other Expenses	0.61%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses with Dividend and Interest Expenses on Short Sales	2.34%
Less Dividend and Interest Expenses on Short Sales	(0.02%)
Total Annual Fund Operating Expenses without Dividend and Interest Expenses on Short Sales	2.32%
Fee Waiver and/or Expense Reimbursement	(0.61%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement without Dividend and Interest Expenses on Short Sales(1)	1.71%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the expense cap for the Fund and because they do not include Acquired Fund Fees and Expenses (“AFFE”).

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ABSOLUTE STRATEGIES FUND

Your Account

How to Contact the Fund

E-mail the Fund at:
absolute.ta@apexfs.com
Telephone the Fund at:
(888) 99-ABSOLUTE
(888) 992-2765 (toll free)
Website Address:
www.absoluteadvisers.com
Write the Fund:
Absolute Strategies Fund
P.O. Box 588
Portland, Maine 04112
Overnight Address:
Absolute Strategies Fund
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101
Wire investments (or ACH payments):
Please contact the transfer agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to “escheat” or transfer the property to the appropriate state’s unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

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ABSOLUTE STRATEGIES FUND

NAV Determination. The NAV of the Fund is determined by taking the value of the assets of the Fund, subtracting the value of the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www.nyse. com and subject to change without notice.

The Fund values securities at current market value, where market quotations are available, using the last reported sales price or the official closing price, as provided by independent pricing services. In the absence of sales, securities are valued at the mean of the last bid and asked prices. Non-exchange traded investment companies are valued at their NAVs. Certain short-term securities may be valued at amortized cost.

To the extent that the Fund’s portfolio investments trade in markets on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on those days when shareholders will not be able to purchase or redeem the Fund’s shares. In addition, trading in certain portfolio investments may not occur on days when the Fund is open for business, as markets or exchanges other than the NYSE may be closed.

Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Forward currency contracts are valued at the mean of bid and ask prices interpolated from rates for proximate time periods, as provided by an independent pricing service.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with these procedures to a Valuation Committee. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Although the Fund generally prices its foreign securities using their closing prices from the foreign markets where they trade (typically prior to the Fund’s calculation of its NAV), these prices may be affected by events that occur after the close of the foreign market but before the Fund prices its shares. As a result, the Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the

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ABSOLUTE STRATEGIES FUND

policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

Absolute or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from Absolute or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management,

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ABSOLUTE STRATEGIES FUND

they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “Absolute Strategies Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Absolute Strategies Fund.” A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)(2)	Minimum Additional Investment(1)(2)
Standard Accounts	$25,000	None
Retirement Accounts	$25,000	None

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.
(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust

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ABSOLUTE STRATEGIES FUND

or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts • Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) • These custodial accounts are owned by a minor child but controlled by an adult custodian.	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities • These accounts are owned by the entity, but control is exercised by its officers, partners or other management.	• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.
Trusts • These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

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ABSOLUTE STRATEGIES FUND

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.

By Check

•  Call, write, or e-mail the Fund for an account application.

•  Complete the application (and other required documents, if applicable).

•  Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check • Fill out an investment slip from a confirmation or write the Fund a letter. • Write your account number on your check. • Mail the Fund the investment slip or your letter and the check.

By Wire

•  Call, write, or e-mail the Fund for an account application.

•  Complete the application (and other required documents, if applicable).

•  Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•  Mail the Fund your original application (and other required documents, if applicable).

•  Instruct your U.S. financial institution to wire money to the Fund.

By Wire • Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

•  Call, write, or e-mail the Fund for an account application.

•   Complete the application (and other required documents, if applicable).

•  Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•  Mail the Fund your original application (and other required documents, if applicable).

•  The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•  ACH purchases are limited to $25,000 per day.

By ACH Payment

•  Call the Fund to request a purchase by ACH payment.

•  The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•  ACH purchases are limited to $25,000 per day.

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ABSOLUTE STRATEGIES FUND

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic investment plans.

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of the Fund’s low volatility and numerous portfolio holdings Absolute believes that the Fund’s portfolio generally will not be attractive to frequent traders or susceptible to market timing Accordingly, the Board has not adopted a policy to monitor for frequent purchases and redemptions of Fund shares.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

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ABSOLUTE STRATEGIES FUND

How to Sell Shares from Your Account

Through a Financial Intermediary • If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

• Prepare a written request including:

• your name(s) and signature(s);

• your account number;

• the Fund name and class;

• the dollar amount or number of shares you want to sell;

• how and where to send the redemption proceeds;

• a Medallion Signature Guarantee (if required); and

• other documentation (if required).

• Mail the Fund your request and documentation.

By Telephone

•  Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•  Provide the following information:

• your account number;

• the exact name(s) in which the account is registered; and

• an additional form of identification.

•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•  Complete the systematic withdrawal section of the application.

•  Attach a voided check to your application.

•  Mail the completed application to the Fund.

•  Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the date

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ABSOLUTE STRATEGIES FUND

of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (888) 99-ABSOLUTE or (888) 992-2765 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;

•	changes to a shareholder’s record name or account registration;

•	paying redemption proceeds from an account for which the address has changed within the last 30 days;

•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•	adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$5,000
Retirement Accounts	$5,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. Consistent with an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash pursuant to procedures adopted by the Board. However, if the Fund redeems shares in this manner, the shareholder assumes the risk of, among other things, a subsequent change in the market value of those securities and the costs of liquidating the securities (such as brokerage costs). In kind redemptions may be satisfied using illiquid securities held in the Fund’s portfolio, in which case the shareholder will assume the risks associated with such illiquid securities, including the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

42

ABSOLUTE STRATEGIES FUND

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

43

ABSOLUTE STRATEGIES FUND

Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them semi-annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a “distribution”) paid by the Fund reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders (other than qualified retirement plans and accounts and other tax-exempt investors) are taxable and are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will continue to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes on net income and net realized gains that it distributes.

The Fund’s distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain net foreign currency gains are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable so-called “return of capital,” which will reduce your tax basis in your Fund shares and is treated as gain from the sale of the shares to the extent that it exceeds your basis.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain – a maximum of 15% for non-corporate shareholders with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

44

ABSOLUTE STRATEGIES FUND

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 24% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund’s default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service (“IRS”) for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose “modified adjusted gross income” exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) (“Excess”) is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are

45

ABSOLUTE STRATEGIES FUND

entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, Subadviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

46

ABSOLUTE STRATEGIES FUND

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated March 31, 2021, which is available upon request.

	For the Years Ended March 31,
	2021	2020	2019	2018	2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$8.38	$8.10	$8.37	$8.76	$10.40
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.08)	(0.03)	0.04	(0.07)	(0.10)
Net realized and unrealized gain (loss)	(0.42)	0.32	(0.31)	(0.32)	(0.23)
Total from Investment Operations	(0.50)	0.29	(0.27)	(0.39)	(0.33)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(0.01)	–	–	–
Net realized gain	–	–	–	–	(1.31)
Total Distributions to Shareholders	–	(0.01)	–	–	(1.31)
NET ASSET VALUE, End of Year	$7.88	$8.38	$8.10	$8.37	$8.76
TOTAL RETURN	(5.97)%	3.54%	(3.23)%	(4.45)%	(3.40)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$71,378	$68,539	$88,048	$166,373	$501,866
Ratios to Average Net Assets:
Net investment income (loss)	(0.97)%	(0.42)%	0.49%	(0.87)%	(0.99)%
Net expenses	1.60%	1.52%	1.67%	2.78%	2.86%
Dividend expenses	0.02%	0.02%	0.05%	0.82%	0.95%
Net expenses without dividend expenses	1.58%	1.50%	1.62%	1.96%	1.91%
Gross expenses (b)	2.21%	2.22%	2.31%	2.94%	2.89%
PORTFOLIO TURNOVER RATE	23%	45%	33%	86%	72%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

47

ABSOLUTE STRATEGIES FUND

INSTITUTIONAL SHARES

Annual and Semi-Annual Reports

 Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

 You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Absolute Strategies Fund

 P.O. Box 588

Portland, Maine 04112

 (888) 99-ABSOLUTE or

(888) 992-2765 (toll free)

The Fund’s Prospectus, SAI and annual and semi-annual reports are available, without charge, on Absolute’s website at: www.absoluteadvisers.com.

Securities and Exchange Commission Information

 Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec.gov.

You may also obtain copies of this information, for a duplication fee, by sending an email request to publicinfo@sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com
212-PRU1-0821

Investment Company Act File No. 811-03023

Statement of Additional Information

August 1, 2021

Absolute Capital Opportunities Fund

Institutional Shares (CAPOX)

Investment Adviser:
Absolute Investment Advisers LLC
4 North Street, Suite 2
Hingham, MA 02043
www.absoluteadvisers.com

Account Information
and Shareholder Services:
Absolute Capital Opportunities Fund
P.O. Box 588
Portland, Maine 04112

(888) 99-ABSOLUTE (toll free)

(888)   992-2765 (toll free)

absolute.ta@apexfs.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated August 1, 2021, as it may be amended from time to time (the “Prospectus”), offering Institutional Shares of Absolute Capital Opportunities Fund (the “Fund”), a separate series of Forum Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on Absolute’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended March 31, 2021 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Fund’s Annual Report may be obtained without charge and upon request, by contacting Apex Fund Services at the address, telephone number or e-mail address listed above. You may also obtain copies of the Fund’s most recent Annual Report and Semi-Annual Report on Absolute’s website listed above.

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
A.	Security Ratings Information	2
B.	Equity Securities	2
C.	Fixed-Income Securities	5
D.	Foreign Securities	14
E.	Foreign Currency Transactions	16
F.	Derivatives	16
G.	Leverage Transactions	21
H.	Illiquid and Restricted Securities	23
I.	Investment Company Securities (included Exchange-Traded Funds) and Exchange-Traded Products	24
J.	Precious Metal-Related Securities	25
K.	Cash Instruments	25
L.	Master-Feeder	26
M.	Market Turbulence	26
N.	Multi-Manager Strategy Risk	26
O.	Cyber-Security Risk	26
P.	Large Shareholder Transaction Risk	27
INVESTMENT LIMITATIONS		28
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		30
A.	Board of Trustees	30
B.	Principal Officers of the Trust	33
C.	Ownership of Securities of the Adviser and Related Companies	33
D.	Information Concerning Trust Committees	33
E.	Compensation of Trustees and Officers	34
F.	Investment Adviser	34
G.	Distributor	37
H.	Other Fund Service Providers	37
PORTFOLIO TRANSACTIONS		39
A.	How Securities are Purchased and Sold	39
B.	Commissions Paid	39
C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	39
D.	Counterparty Risk	40
E.	Transactions through Affiliates	40
F.	Other Accounts of the Adviser or Subadviser	40
G.	Portfolio Turnover	40
H.	Securities of Regular Broker-Dealers	40
I.	Portfolio Holdings	41
PURCHASE AND REDEMPTION INFORMATION		43
A.	General Information	43
B.	Additional Purchase Information	43
C.	Additional Redemption Information	43
TAXATION		46
A.	Qualification for Treatment as a Regulated Investment Company	46
B.	Fund Distributions	47
C.	Foreign Account Tax Compliance Act (“FATCA”)	48
D.	Redemption of Shares	48
E.	Federal Excise Tax	49
F.	Certain Tax Rules Applicable to Fund Transactions	49
G.	State and Local Taxes	51
H.	Foreign Income Tax	51

I.	Capital Loss Carryovers (“CLCOs”)	52
OTHER MATTERS		53
A.	The Trust and Its Shareholders	53
B.	Fund Ownership	53
C.	Limitations on Shareholders’ and Trustees’ Liability	54
D.	Proxy Voting Procedures	54
E.	Code of Ethics	54
F.	Registration Statement	54
G.	Financial Statements	54
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” or “Absolute” means Absolute Investment Advisers LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

“Subadvisers” mean Kovitz Investment Group Partners, LLC, the Fund’s subadviser.

1

INVESTMENT POLICIES AND RISKS

The Fund is a diversified open-ended series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade securities and non-investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch. Non-investment grade fixed-income securities (commonly known as “junk bonds”) are inherently speculative and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations (“NRSROs”), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The Fund may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified

2

period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer’s common stock because convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund may also utilize convertible securities in an effort to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. Such risk is reduced, however, to the extent that the convertible security sells above its value as a fixed-income security.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The average grade of bond in a portfolio is typically below investment grade. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities. Market events have, at times, caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities. Furthermore, identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. A Fund may also realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities. Difficulty in borrowing securities and the and cost of borrowing securities to cover short positions, as required by regulations, pose additional risks, particularly to the extent that there is a delay in any anticipated conversion.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant or right is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are

3

designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

Depositary receipts may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying depositary receipts are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying depositary receipts may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of depositary receipts representing those underlying securities may change materially at times when U.S. markets are not open for trading.

Real Estate Investment Trusts and Royalty Trusts. The Fund may purchase interests in real estate investment trusts (“REITs”) and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines.

Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year. The performance of a REIT would likely be affected by its failure to qualify for tax-free pass-through of income under the IRC, however, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Investments in LLCs and LPs. The Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”). Certain LLCs and LPs in which the Fund invests may be operating companies or private funds. Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

For a discussion of the tax risks related to investments in LLCs and LPs, see “TAXATION – Certain Tax Rules Applicable to Fund Transactions – Investments in LLCs, LPs and Grantor Trusts.” The Fund will monitor such investments to assure its compliance with the tax requirements of regulated investment companies.

Initial Public Offerings. Special risks associated with initial public offerings may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely

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understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

C.   Fixed-Income Securities

General

U.S. Government Securities. The Fund considers U.S. Government Securities to include securities issued or guaranteed by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”) and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Department of the Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Department of the Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) (“FNMA”) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation (“FHLMC”) securities).

U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Department of the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Department of the Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities (“MBS”). The FHFA and the U.S. Department of the Treasury (through its agreement to purchase FHLMC and FNMA preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Department of the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required U.S. Department of the Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, FNMA and FHLMC have paid approximately $278.8 billion in aggregate cash dividends to the U.S. Department of the Treasury over the same period (although those payments do not constitute a repayment under their draws). In the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Department of the Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that any Federal Reserve, U.S. Department of the Treasury, or FHFA initiatives will ensure that FHLMC and FNMA will remain successful in meeting their obligations with respect to the debt and MBS they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the U.S. Department of the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

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Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations, which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed-income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities (“TIPS”). TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, including interest rate risk and deflation risk.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as GNMA); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U.S. (such as by FNMA or FHLMC), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). FNMA purchases residential mortgages from a list of approved seller/ servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Department of the Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Department of the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock, as described below.

In September 2008, the Treasury and FHFA announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2015, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid significant sums in senior preferred dividends to the Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the first quarter of 2015. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the first quarter of 2015. However, FHFA has conducted stress tests mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support (depending on the treatment of deferred tax assets) might be required to keep these entities solvent. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

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In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal-only and interest-only (i.e. “PO” and “IO”) components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Fund may also invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an

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active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Junk Bonds. The Fund may invest in fixed-income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are inherently speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly. In particular, these securities may provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in an issuer’s creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. The market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Distressed Assets. The Fund may invest in “below investment grade” securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent the Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS), have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage-backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent the Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Fund may incur losses on such investments.

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Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when Absolute or a Subadviser believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute or a Subadviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute or a Subadviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

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The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute or a Subadviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value (“original issue discount”) and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on zero-coupon securities must be included ratably in the income of the Fund as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income and may have to sell portfolio securities to distribute accrued income, which may occur at a time when a Subadviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect deferred and compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations that distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities. The underwriters of these certificates or receipts generally purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Department of the Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lender in a loan to a particular borrower. The Fund may purchase participations in loans and may purchase assignments of such loans. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending by the Fund and, as indebtedness, bank loans are subject to credit risk, liquidity risk and interest rate risk, each of which is discussed in more detail in this SAI.

As the purchaser of a bank loan, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. In addition, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower.

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Bank loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

A loan is often administered by an “agent bank,” which may be a financial intermediary of any sort, acting as agent for all participation holders. The agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank to apply appropriate credit remedies against the lender and borrower.

An agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed, and assets held by the agent bank under the loan agreement should remain available to holders of the bank loan. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur costs and delays in realizing payment on the investment and could suffer a loss of principal and/or interest.

The Fund may invest in loan participations that are rated by a nationally recognized rating service or unrated. The Fund does not expect all of the participations in which it invests to be rated. Even with respect to loans that are rated, Absolute and the Subadviser will perform a credit analysis of the borrower in order to make an investment decision. The Fund may invest in loan participations of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. When the Fund acquires loans through assignments, it may not be able to unilaterally enforce all rights or remedies under the loan with respect to associated collateral.

Certain loans may be subject to the risk that a court, pursuant to fraudulent conveyance or other laws, could subordinate a loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holder of the loan; including, in certain circumstances, invalidating the loan or causing interest previously paid to be refunded. Such events could negatively affect the Fund’s performance.

While some bank loans are traded and may be deemed to be liquid, others, such as loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and similar types of indebtedness may not be readily marketable and may be subject to restrictions on resale. The liquidity of each loan investment will be reviewed according to the requirements of the Trust’s liquidity policy. It may be difficult or impossible to dispose of certain bank loans readily at what a Subadviser believes to be a fair price. Further, the valuation of certain bank loans involves a degree of judgment and may result in significant variations in the Fund’s net asset value.

The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. (See the discussion entitled “Illiquid and Restricted Securities.”) Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions. The settlement process may take longer than seven days. Although bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what the Adviser believes to be a fair price and in those instances, where the loans can be neither sold nor settled, they will be treated as illiquid for the purposes of the Fund’s limitation on illiquid investments. Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions.

Further, the Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund will generally treat the borrower as the “issuer” of indebtedness held by the Fund. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Investments in loans through a direct assignment of a participation may involve additional risks. For example, if the loan is foreclosed, the Fund could become part owner of any collateral securing it and would bear the costs and liabilities associated with owning and disposing of it. In addition, under emerging legal theories of lender liability, the Fund could be held liable as co-lender.

Certain bank loans may include equity features, such as warrants and conversion rights. These investments involve the additional risks of an equity investment, including potential volatility, valuation difficulties, illiquidity and significant loss, particularly if the equity features expires worthless or is not exercised.

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Bank loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The amount of public information with respect to loans is generally less extensive than that available for other securities.

Financial Institution Obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.

Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed-income securities.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. The risks associated with rising interest rates may be more pronounced due to the current period of historically low rates.

Credit. The Fund’s investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for

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payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so. Entities providing credit or liquidity support also may be affected by these types of changes.

Moody’s, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Absolute or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute or a Subadviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed-income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in

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general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

D. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. Emerging markets can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

•	Information about the companies in these countries is not always readily available;

•	Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

•	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

•	The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

•	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;

•	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

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•	Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

•	Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments; and

•	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign and Non-U.S. Dollar Denominated Debt Securities. The Fund may invest in foreign government securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Certain foreign securities may be non-U.S. dollar-denominated securities, including debt obligations denominated in foreign or composite securities. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.

Different kinds of foreign government securities have different kinds of government support. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed-income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Securities based on the same currency may be affected similarly by political, economic and business developments, changes and conditions relevant in the markets.

For purposes of the Fund’s concentration policies, the Fund treats each foreign government or sovereign as its own industry. Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The Fund may also invest in debt obligations issued by entities that the Adviser considers to be comparable to entities in the categories enumerated above or foreign corporations.

Brexit. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom ("UK") voted to exit the European Union ("EU"),commonly referred to as “Brexit.” On December 31, 2020, the UK left the EU. The UK and the EU reached a trade agreement on December 31, 2020, which is due to be approved by all applicable UK and EU governmental bodies in early 2021. The period following the UK's withdrawal from the EU is expected to be one of significant political and economic uncertainty particularly until the UK government and EU member states agree and implement the terms of the UK's future relationship with the EU. Brexit may create additional economic stresses for the UK, which may include causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. The Fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by the Fund. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

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E.    Foreign Currency Transactions

1. General

The Fund may invest in foreign currencies and investments in foreign companies will usually involve currencies of foreign countries. The Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund may enter into forward contracts for speculative purposes.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2. Risks

Foreign currency transactions involve certain costs and risks. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in the currency. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

F. Derivatives

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. All derivatives can create leverage. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for a Fund.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

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Under the amended Regulation 4.5 exclusion, a fund’s commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the liquidation value of the fund’s portfolio, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser expects to be able to execute the Fund’s strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund’s performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts. Options and futures contracts are considered to be derivatives. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting (“covered”) positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract.

The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records cash, liquid securities and other permissible assets (“Segregated Assets”) in a segregated account in the prescribed amount. The value of the segregated assets, which is marked to market daily, will be at least equal to the Fund’s commitment under these transactions less any proceeds or margin on deposit. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver

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the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Commodities. Prices of various commodities may be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

Risks of Options Transactions

There are certain investment risks associated with options transactions. These risks include: (1) dependence on Absolute’s or a Subadviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by

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the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Futures Contracts and Options on Futures

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Subadvisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

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The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

A Subadviser may determine to enter into swap contracts exclusively through one counterparty. In such an arrangement, the Fund’s chosen counterparty may provide the Fund with favorable margin and collateral arrangements, but the Fund will be exposed to more risk with respect to that counterparty, including the risk that the counterparty may default.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Subadviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be segregated in accordance with SEC positions. The Fund is also required to segregate liquid assets equivalent to the Fund’s outstanding obligations under the contract in accordance with the requirements of the 1940 Act. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund’s net assets.

Credit Default Swaps. The Fund may invest in credit default swaps (“CDS”). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments and periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund is required to segregate liquid assets equal to the full notional value of any deliverable CDS contract it writes.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and

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would have no further obligations to the Fund. For CDS contracts that the Fund purchases, the Fund is required to segregate liquid assets equal to the amount of any unpaid accrued premiums.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total Return Swaps. The Fund may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may have the effect of adding leverage to the Fund’s portfolio because the Fund would become subject to investment exposure in an amount equal to the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

G. Leverage Transactions

1. General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis.

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies, including short sales, futures, swaps and forward contracts, and if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with the Fund’s custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

Borrowing. The Fund may borrow money from a bank to, among other things, finance the purchase of securities for its portfolio. If required by the 1940 Act and applicable rules, regulations and interpretations thereunder, within three days the Fund will reduce borrowings within three days (excluding Sundays and holidays) to the extent that they exceed 33⅓% of total assets.

Short Sales. The Fund may use short sales for hedging and non-hedging purposes. To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.

The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.

The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The effect of short

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selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

When the Fund is selling stocks short, it must maintain a segregated account of cash or high- grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, the Fund may need to maintain high levels of cash or liquid assets (such as Treasury Department bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund generally receives cash collateral that it may invest for its own account. It also receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. The Fund normally also pays loan fees (rebates) to the borrower and may also share any net income with the lending agent that arranges the loans on its behalf. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on notice equal to the standard settlement period for the loaned securities. This enables the Fund to call back loaned securities in order to vote them when the Fund concludes that that is appropriate. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter without limit into repurchase agreements. These are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on demand or on an agreed upon future date—normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements only with respect to 33⅓% of its total assets. Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously agrees to repurchase that security at an agreed upon price on an agreed upon future date, normally one to seven days later.

In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. Absolute monitors the creditworthiness of counterparties to reverse repurchase agreements.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated.

During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase

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securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Standby Commitments. The Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Absolute or a Subadviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Dollar Roll Transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, and by the interest earned on the cash proceeds of the initial sale. The Fund may engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

Senior Securities. Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

2. Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

H. Illiquid and Restricted Securities

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult

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for a Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

Determination of Liquidity

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk.

I. Investment Company Securities (included Exchange-Traded Funds) and Exchange-Traded Products

The Fund may invest in open-end and closed-end investment companies, including exchange-traded funds (“ETFs”) and money market funds.

Under Section 12(d)(1)(A) of the 1940 Act, however, the Fund’s investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally. The Fund’s investments in money market funds, which are discussed below in “Temporary Defensive Position and Cash Investments,” and shares of ETFs that have received exemptive relief from the SEC to permit registered funds to invest in excess of these limitations, are not subject to the percentage limitations set forth above. In addition, under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies, provided that it limits any sales load to 1.5% and is willing to comply with certain redemption and voting restrictions.

Most ETFs are investment companies, trusts or partnerships whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market or for the purposes of hedging its investments.

The Fund may invest also in Exchange Traded Products (“ETPs”) other than ETFs, including Exchange Traded Notes (“ETNs”). ETNs are similar to ETFs in that they may provide returns that track an index; ETNs are different from ETFs,

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however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay. ETN shares are subject to the same risks described for “Corporate Debt Obligations” above. Other ETPs, like ETFs, invest in a pool of assets and are traded on an exchange. ETPs that are neither ETFs nor ETNs are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities. There are certain risks associated with investments in such ETPs, which, if applicable, are detailed below in “Taxation - Certain Tax Rules Applicable to the Fund’s Transactions - Investments in LLCs, LPs and Grantor Trusts.”

The Fund, as a shareholder of another investment company (including an ETF) or ETP, will bear its pro-rata portion of such vehicle’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company or ETP which generally reflect the risks of its strategy underlying holdings. If the investment company or ETP fails to achieve its investment objective, the Fund may be adversely affected.

ETPs (including ETFs) are listed on national stock exchanges and are traded like stocks listed on an exchange. As a result, investments in ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund, and ETP shares potentially may trade at a discount or a premium to the ETP’s NAV. In addition, ETPs are subject to the risk that trading of an ETP’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. A lack of liquidity in ETP shares could result in its market price being more volatile than the underlying portfolio of securities. Finally, because the value of ETP shares depends on the demand in the market, the Fund may not be able to liquidate them at the most optimal time, adversely affecting the Fund’s performance.

Limits on Investments in Other Investment Companies. The Fund may not acquire any securities of any investment company or registered unit investment trust in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act.

J. Precious Metal-Related Securities

The Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-backed securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

K. Cash Instruments

Temporary Defensive Position. The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Cash Management. The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

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L. Master-Feeder

The Fund may seek to achieve its investment objective by converting to a master-feeder structure. A fund operating under a master-feeder structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a master-feeder structure if it would materially increase costs to Fund shareholders. The Board will not convert the Fund to a master-feeder structure without notice to the shareholders.

M. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries.

The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect a Fund’s performance, resulting in losses to your investment.

N. Multi-Manager Strategy Risk

Fund performance is dependent upon the success of the adviser and subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. The Fund’s performance will depend on the success of Absolute’s methodology in allocating the Fund’s assets to underlying subadvisers and its selection and oversight of subadvisers. To the extent the underlying subadvisers’ investment styles are not complimentary to each other, the Fund’s performance could be negatively affected. In addition, underlying subadvisers could enter into conflicting transactions (e.g. one subadviser purchasing a security at the same time another subadviser sells the same security or the Fund taking a long position in a security it has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the Fund’s performance. Multi-manager strategies can increase the Fund’s portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs. Some underlying subadvisers have limited experience managing mutual funds, which, unlike other funds these subadvisers manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

O. Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber

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security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

P. Large Shareholder Transaction Risk

The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

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INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “A majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the fundamental policy relating to borrowing money, set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

The Fund continuously monitors its holdings in illiquid securities. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (15% of net assets) due to subsequent fluctuations in value or other reasons, the Adviser will consider what actions are appropriate to maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund’s total assets.

2. Concentration

Purchase a security if, as a result, 25% or more of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities or on investments in registered investment companies.

3. Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other parties, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or whose value is tied to the value of physical commodities).

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7. Issuance of Senior Securities

Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to concentration set forth in (2) above, the Fund normally assesses its industry concentration by categorizing its investments by industry as identified by the Standard Industrial Classification (“SIC”) system. The SIC system categorizes issuers by industry based on the issuers’ primary business activities. No industry within a group of industries may individually represent greater than 25% of the Fund’s total assets. The Fund will consider the concentration policies of the underlying investment companies in which it invests , to the extent this information is available.

With respect to the fundamental policy relating to making loans set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (5) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forwards or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

The Fund is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

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BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by Absolute Investment Advisers LLC, which are the Absolute Capital Opportunities Fund, the Absolute Convertible Arbitrage Fund, and the Absolute Strategies Fund (“Fund Complex”). The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. As of January 1, 2018, four of the Trust’s Trustees retired and were replaced by four new Trustees, who were previously elected by shareholders. An existing Independent Trustee serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter, during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal. The address for all Trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer, a former Trustee of the Trust, has been appointed as a Trustee Emeritus by the Board. As Trustee Emeritus, Mr. Keffer will not have a vote with respect to Trust matters; however, Mr. Keffer may attend Board meetings.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations 2011-2017.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser) 1996-2010.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Interested Trustees(1)
Jessica Chase Born: 1970	Trustee	Since 2018	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	3	Trustee, Forum Funds II and U.S. Global Investors Funds

(1)	Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a non-governmental organization and has served as chief financial officer for an integrated media company and several not-for-profit organizations. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a

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fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser, and any Subadvisers and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser and the Subadvisers oversee and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board receives regular reports from a Valuation Committee, composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator’s regulatory administration group and a representative of the Adviser. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser or a Subadviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser or a Subadviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2020	Aggregate Dollar Range of Ownership as of December 31, 2020 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None

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Interested Trustee
Jessica Chase	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019. Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2008-2019.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer and Vice President	Chief Compliance Officer 2008-2016 and 2021-current; Vice President since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2020, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and

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oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2021, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2021, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2021, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $31,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $41,000. The Chairman of the Audit Committee is paid an additional fee of $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2021.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$1,945	N/A	$6,964
Mark D. Moyer	$1,565	N/A	$5,605
Jennifer Brown-Strabley	$1,470	N/A	$5,266
Interested Trustee
Jessica Chase	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser And Subadviser. The following persons/entities control Absolute and the Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadviser	Controlling Persons/Entities
Kovitz Investment Group Partners, LLC	Focus Financial Partner, LLC (financial services)

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Information Concerning Accounts Managed by Portfolio Manager. The following table provides information regarding other accounts managed by the portfolio manager as of March 31, 2021:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jay Compson	3 accounts $190 million	None	3 accounts $190 million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•	The management of multiple client accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio manager by having the portfolio manager focus on a particular investment discipline.

•	If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•	Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s/Subadvisers' polices and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s/Subadvisers' investment process and their Fund and/or other accounts, the Adviser’s/Subadvisers' investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. The following compensation information has been provided by Absolute:

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Portfolio Manager	Compensation
Jay Compson	Base salary and percentage of Adviser profits. The percentage is based on equity participation in the firm. Compensation is not based on the investment performance of the Fund or other advisory accounts.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding the portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2021
Jay Compson	$100,001- $500,000

Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.40% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser’s fee rates inures to the benefit of Adviser rather than the Fund. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of a subadviser with varying management fees. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended March 31, 2021 was 0.73%. Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividends on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.49% through at least August 1, 2022 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Absolute waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended March 31, 2019, March 31, 2020 and March 31, 2021 the aggregate amount of subadvisory fees paid to the Subadvisers was $293,736, $374,133 and $588,626 respectively. None of the Subadvisers are affiliates of the Adviser.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Absolute is not affiliated with Apex Fund Services or any company affiliated with Apex Fund Services.

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G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser pays the Distributor a fee from the Adviser’s own resources for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex Fund Services and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to a Services Agreement (the “Services Agreement”) with Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), the Fund pays Apex Fund Services a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex Fund Services certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by Apex Fund Services on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Apex Fund Services is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex Fund Services will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Apex Fund Services administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and

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professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, and the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex Fund Services provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex Fund Services provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 1155 N. Rivercenter Dr., MK-WI-S302, Milwaukee, Wisconsin 53212.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

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PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser or a Subadviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser or a Subadviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser, Subadviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser and Subadviser place orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser or Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Subadviser in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Subadviser seek “best execution” for all portfolio transactions. This means that the Adviser and Subadviser seek the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser and Subadviser takes into account factors such as size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser or Subadviser may pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser and Subadviser may also give consideration to research services furnished to the Adviser or Subadviser by broker-dealers and may cause the Fund to pay these brokers a higher amount of commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser or Subadviser uses the research to manage all client accounts. Therefore, commission dollars spent for research generally benefit all of the Adviser’s or Subadviser’s clients and the Fund’s investors, although a particular client may not benefit from all the research received on each occasion. The Adviser and Subadviser does not reduce their fees because the Adviser or Subadviser receives research.

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Table 4 in Appendix B lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser or a Subadviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser or a Subadviser may effect brokerage transactions through affiliates of the Adviser or a Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser or Subadviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or a Subadviser or their affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s or a Subadviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser or a Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent period ended March 31, 2021.

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I. Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Fund’s latest annual or semi-annual report to shareholders or a copy of the Fund’s latest Form N-PORT, when it is available, which contains the Fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

The Adviser or a Subadviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser, Subadvisers and their affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser or Subadviser.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

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The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v) the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in kind, the redeeming shareholder may incur transaction costs to dispose of the securities, and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs)

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and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse. com. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice.

Since the Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business, as the markets or exchanges on which they trade are other than the NYSE and may be closed.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued using the last quoted sales price, or in the absence of a sale, at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data. If the prices provided by pricing services and independent quoted prices are unreliable, the Valuation Committee described below will fair value the security using the Trust’s fair value procedures.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies and certain derivatives are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash)

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on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

●	The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

●	The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (income described in (1) and (2), collectively “Qualifying Income”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from sources described in clause (1).

●	The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs (“25% Limitation”).

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining

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not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for a non-corporate shareholder with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds, and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund satisfies both Diversification Requirements at the close of its first quarter of its first taxable year, but fails to satisfy either Diversification Requirement at the close of any subsequent taxable year quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 21%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as “qualified dividend income” and thus eligible to be taxed to individual shareholders at the lower maximum federal income tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as “qualified dividend income.”

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable “return of capital.” A return of capital distribution will reduce a shareholder’s tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder’s basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is “effectively connected” will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as “interest-related dividends” or as “short-term capital gain dividends” paid by the Fund with respect to its “qualified net interest income” or “qualified short-term gain,” respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

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Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a “wash” sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In

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general, any gain or allowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for federal income tax purposes by the amount of the premium received.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the IRC) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to IRC section 1256 (“Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain

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rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the foregoing rules do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Original Issue Discount (“OID”), Inflation-Indexed, and Payment-in-Kind Securities.

The Fund may acquire (1) zero-coupon or other securities (such as STRIPS and delayed-interest securities) issued with OID and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities, or “TIPS”) or other inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities, and the amount of any principal increases on each inflation-indexed security it holds, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. the Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, “PFIC Income”), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends); or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund may elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in gross income by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, gross income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such

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loss does not exceed the net mark-to-market gains previously included in gross income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its gross income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, (1) the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and (2) a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investments in LLCs, LPs And Grantor Trusts.  The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. Such an LLC or LP in which the Fund invests may be (1) a “publicly traded partnership” (a “PTP”) or (2) a non-PTP at least 90% of the income of which is Qualifying Income. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be Qualifying Income for the Fund. The value of The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the close of any quarter of its taxable year in order to satisfy the 25% Limitation. In addition, if the Fund holds more than 10% of a QPTP’s equity securities, none of those securities will count toward its satisfying the other Diversification Requirement.

With respect to an LLC or LP that is a non-QPTP, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund’s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income and realized gain the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the LLC’s or LP’s income as Qualifying Income only to the extent that income would be Qualifying Income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not Qualifying Income. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

The Fund also may invest in grantor trusts, including ETFs that invest in commodities. Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated for those purposes as owning a fractional undivided beneficial interest in the trust’s assets and will be required to include its proportionate share of the trust’s income, deductions, and credits in computing its taxable income and credits. Because those trusts ordinarily generate gross income that is not Qualifying Income, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a RIC.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, “foreign source income”) may be subject to foreign or possession income or other taxes withheld at the source (collectively, “foreign taxes”). The United States has entered

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into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes imposed by, or exemption from taxes on foreign source income derived from, the particular country. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

I. Capital Loss Carryovers (“CLCOs”)

The Fund may have capital loss carryovers (“CLCOs”) for a taxable year. CLCOs may be used to offset any current taxable year net realized capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund’s financial statements. Any such losses may not be carried back.

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OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 6, 2021, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 6, 2021, certain shareholders listed in Table 6 in Appendix B owned of record or beneficially 5% or more of the shares of the Fund.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 6, 2021, the shareholders listed

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in Table 6 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust’s officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendices C and D.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Trust’s independent registered public accounting firm, BBD, audits and reports on the Fund’s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

54

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

A-1

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A-2

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Rating (“IDR”) in the ranges ‘BB’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

A-3

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

A-4

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-5

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-6

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to honor short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to honor short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to honor short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category.)

A-7

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Period Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
March 31, 2021	$1,130,625	$7,404	$1,123,221
March 31, 2020	$818,672	$55,095	$763,577
March 31, 2019	$646,688	$83,980	$562,708

Table 2 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data is for the last three fiscal years.

Period Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
March 31, 2021	$108,930	$0	$108,930
March 31, 2020	$121,540	$0	$121,540
March 31, 2019	$106,825	$0	$106,825

Table 3 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Period Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser, Subadviser or Distributor
March 31, 2021	$70,460	$0	0%	0%
March 31, 2020	$63,024	$0	0%	0%
March 31, 2019	$54,694	$0	0%	0%

Table 4 – Directed Brokerage

The following table lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended March 31, 2021.

Fund	Amount Directed	Amount of Commissions Generated
Absolute Capital Opportunities Fund	$103,118,305	$70,460

Table 5 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the most recent period ended March 31, 2021.

Regular Broker or Dealer	Value of Securities Held
NONE	N/A

B-1

Table 6 – Control Persons and 5% Shareholders

The following table lists as of July 6, 2021: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to be a control person of the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund. The Fund believes that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts.

Name and Address	% of Fund
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	38.01%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	24.76%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	21.97%
ABSOLUTE STRATEGIES FUND 3 CANAL PLAZA SUITE 600 PORTLAND, ME 04101	10.29%

B-2

APPENDIX C – TRUST PROXY VOTING PROCEDURES

Forum Funds

Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A)  Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B)   Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C)   Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

C-1

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A)  The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B)  The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES

ABSOLUTE INVESTMENT ADVISERS LLC PROXY VOTING PROCEDURES

I. GENERAL STATEMENT

Absolute Investment Advisers LLC (the “Adviser”) has discretion to vote the proxies received by Absolute Strategies Fund and the Absolute Convertible Arbitrage Fund (the “Funds”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

The authority and responsibility for voting proxies with respect to portfolio securities of the Funds has been delegated to the Subadvisers for each portion of the Funds that hold the securities being voted, under Subadvisory Agreements between the Adviser and each Subadviser. The Funds’ CCO and/or Board and the Adviser review and evaluate each Subadviser’s proxy voting policy as part of its initial due diligence and ongoing oversight. As such, the Adviser generally does not vote proxies, if such action would occur, the Adviser will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these policies and procedures. The Adviser’s only clients are the Funds and as such the Adviser does not vote proxies for any client other than the Funds.

II. POLICIES FOR VOTING PROXIES

In its role as investment adviser to the Funds, Adviser has adopted these proxy voting policies. To the extent that these policies do not cover potential voting issues with respect to proxies received by the Funds, the Adviser shall act to promote the Funds’ investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

(A) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(B) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

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(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(C) Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Funds. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Funds, then the Adviser shall contact the Trust’s Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Funds’ shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(D) Abstention

The Adviser may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Funds’ shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Funds to effect a vote would be uneconomic relative to the value of the Funds’ investment in the issuer.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for 5 years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C. A record of each vote that the Adviser casts.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E. A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

With respect to the Subadvisers of the Fund, the Adviser does not maintain records on behalf of the Subadvisers. Each Subadviser is responsible for maintaining their proxy voting records in accordance with applicable Rules.

IV. DISCLOSURE

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A. The Adviser will disclose in its Form ADV Part 2A (Brochure) that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part 2A (Brochure), and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

KOVITZ INVESTMENT GROUP PARTNERS, LLC, VOTING PROXY VOTING PROCEDURES

Kovitz Investment Group Partners, LLC

IA Policies and Procedures Manual

Proxy Voting

Policy

Individual Clients

KIG, as a matter of policy and practice, subject to ERISA, generally will not vote proxies on behalf of individual advisory clients unless KIG accepts and agrees, on a client-by-client basis, to have such authority. KIG may offer assistance as to proxy matters upon a client’s request, but the individual client generally retains the proxy voting responsibility. KIG's policy of having no proxy voting responsibility is disclosed to clients. Accordingly, customers will receive information directly from issuers with respect to their voting responsibilities.

Institutional Clients (including Investment Companies)

KIG will vote proxies if the client delegates, and KIG agrees to accept, such authority.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised, and KIG believes that the passive holding of corporate stocks (whether on its own behalf or on the behalf of its clients) without assessment of the financial performance of a corporation and its management does not fulfill KIG’s obligation as a shareholder.

Responsibility

KIG’s Chief Compliance Officer has the responsibility for the implementation and monitoring of KIG’s Proxy Policy to ensure that KIG exercises its authority appropriately, the Policy is reviewed on a periodic basis, and that KIG maintains required records related to such votes.

Procedures

For clients for whom KIG has accepted the responsibility to vote proxies:

In order to discharge its obligations, guided by the primary objective of maximization of shareholder wealth, the investment team or the lead portfolio manager or analyst for a portfolio company will review proxies for that company, and make a recommendation as to how KIG should vote its shares with respect to that proxy. KIG will vote its shares and its clients’ shares with respect to such proxies.

On issues of corporate governance, KIG will generally vote proxies in accordance with the following general guidelines:

Ratify auditors unless previous auditor was dismissed for a disagreement with management;

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Ratify directors unless governance issue has been raised or there is a lack of diversity on the board;

Vote against golden parachutes for executives;

Vote for proposals requiring a majority of independent directors;

Vote for proposals requiring nominating and/or compensation committees to be composed exclusively of independent directors;

Vote against incentive payments not related to financial performance;

Vote against incentive payments that are tied to social and environmental performance;

Vote against proposals to approve multiple amendments to charter or by-laws if the amendment reduces shareholders’ rights;

Vote against proposals to adopt or ratify shareholders rights plan (poison pill) and for management proposal to redeem a shareholders rights plan (poison pill);

Vote against proposals recognizing the standing of stakeholders other than shareholders in governance and control.

KIG will generally engage the use of a third-party service provider to assist it in discharging its proxy voting responsibilities, and in this regard, may adopt the proxy voting guidelines of such third-party service provider.

Notwithstanding the use of a third-party service provider, KIG may direct such third-party service provider to vote in a particular manner on certain proxy matters (on an “ad hoc” basis) and in the best interests of its clients (including investment company shareholders) and in accordance with guidelines set forth above .

KIG will disclose to its clients and investment company shareholders how clients and such shareholders can obtain information from KIG about how KIG has voted its proxies.

KIG will disclose to such clients and shareholders KIG’s Proxy Policy and furnish a copy to a client and shareholder upon request.

For other (generally, non-institutional) clients:

KIG discloses its proxy voting policy of not voting proxies in its (ADV) Disclosure Document, advisory agreement or other client information.

KIG's advisory agreements provide that KIG has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

KIG's new client information materials may also indicate that advisory clients retain proxy voting authority.

KIG has verified that provisions have been made (through its affiliated broker-dealer’s clearing firm) to ensure that clients receive proxy materials directly.

Conflicts of Interest

If KIG agrees to vote proxies on behalf of clients (including investment company shareholders), material conflicts of interest may arise that can affect how KIG votes. If KIG has a business relationship with an issuer soliciting proxies, KIG may have an incentive to vote in a particular manner that is not in the clients’ or shareholders’ best interests. KIG will address such conflicts in the following manner:

KIG will first determine if it has a material business relationship with the issuer;

If a material business relationship exists, KIG will research the specific proxy matter and ascertain how the third-party service provider, if engaged, intends to vote such proxies;

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If the third-party service provider’s intended vote is not in the best interests of the clients and shareholders, subject to the applicable proxy voting policy of the Board of Trustees of the investment company, KIG will “override” or direct the third-party service provider to vote in a manner that is consistent with the clients’ and shareholders’ best interests; and

KIG will disclose to such clients and shareholders if a material business relationship exists with a particular issuer. If a conflict of interest exists with respect to a specific proxy matter, KIG will disclose the conflict to the client and shareholder and how it (or the third-party service provider) intends to vote on such matter.

In addition, on a periodic basis, the compliance staff or its designate will judgmentally and randomly select a sampling of votes that the third party provider has cast. The staff will review such votes to assist in determining whether or not such votes are in the applicable clients’ best interests.

Proxy Voting with Respect to KIG’s Hedge Fund Clients

For most purposes, Anchor Capital Partners I, L.P., New Millennium Fundamental Hedged Equity, L.P., and New Millennium Fundamental Hedged Equity QP, L.P., which are affiliated hedge funds, are each considered a client of KIG (the underlying investors in each hedge fund are not considered clients of KIG).

Absent extraordinary circumstances (e.g., large ownership percentage holding, significant knowledge about the issue at hand, etc.), KIG will not cast proxy votes on behalf of the hedge funds. (When it does vote proxies, KIG will generally vote with management.) KIG believes that investors in the hedge funds would be better served if KIG spent its time managing the investments of the hedge funds, rather than spending time on analyzing proxy matters. Generally, the hedge funds’ investments are generally in large, liquid stocks, and the percentage ownership in portfolio investments/companies by the hedge funds at any given time is not material. Casting votes on behalf of the hedge funds would have a negligible impact unless a hedge fund held a significant position in a particular company. Given the investment philosophy and trading strategy of KIG, this is unlikely to occur. KIG believes that voting proxies without undertaking the required due diligence is irresponsible.

Disclosure of KIG’s proxy voting policies and procedures to the “client” in this case would be self-serving because the disclosures would be directed to the hedge funds, and KIG, which makes the decisions, would be the recipient of such disclosure.

Records

KIG will monitor proxy votes and maintain records of such votes (including those cast by third-party service providers) as required by applicable law and regulations. In addition, KIG will provide proxy voting reports to clients (including investment company shareholders) as required by applicable law and regulations or upon request.

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Statement of Additional Information

August 1, 2021

Absolute Convertible Arbitrage Fund

Institutional Shares (ARBIX)

Investor Shares (ARBOX)

Investment Adviser:

Absolute Investment Advisers LLC

4 North Street, Suite 2

Hingham, MA 02043

www.absoluteadvisers.com

Account Information

and Shareholder Services:

Absolute Convertible Arbitrage Fund

P.O. Box 588

Portland, Maine 04112

(888) 99-ABSOLUTE (toll free)

(888) 992-2765 (toll free)

absolute.ta@apexfs.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated August 1, 2021, as it may be amended from time to time (the “Prospectus”), offering Institutional Shares and Investor Shares of Absolute Convertible Arbitrage Fund (the “Fund”), a separate series of Forum Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on the Adviser’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the period ended March 31, 2021 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Fund’s Annual Report may be obtained without charge and upon request, by contacting Apex Fund Services at the address, telephone number or e-mail address listed above. You may also obtain copies of the Fund’s most recent Annual Report and Semi-Annual Report on the Adviser’s website listed above.

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
A.	Security Ratings Information	2
B.	Equity Securities	2
C.	Fixed-Income Securities	5
D.	Foreign Securities	8
E.	Foreign CurrencyTransactions	9
F.	Derivatives	10
G.	Illiquid and Restricted Securities	15
H.	Investment Company Securities (including Exchange Traded Funds) and Exchange-Traded Products	15
I.	Cash Instruments	16
J.	Market Turbulence	16
K.	Multi-Manager Strategy Risk	17
L.	Cyber-Security Risk	17
M.	Large Shareholder Transaction Risk	17
INVESTMENT LIMITATIONS		19
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		21
A.	Board of Trustees	21
B.	Principal Officers of the Trust	24
C.	Ownership of Securities of the Adviser and Related Companies	24
D.	Information Concerning Trust Committees	24
E.	Compensation of Trustees and Officers	25
F.	Investment Adviser	25
G.	Distributor	28
H.	Other Fund Service Providers	29
PORTFOLIO TRANSACTIONS		31
A.	How Securities are Purchased and Sold	31
B.	Commissions Paid	31
C.	Adviser and Subadviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	31
D.	Counterparty Risk	32
E.	Transactions through Affiliates	32
F.	Other Accounts of the Adviser	32
G.	Portfolio Turnover	32
H.	Securities of Regular Broker-Dealers	32
I.	Portfolio Holdings	33
PURCHASE AND REDEMPTION INFORMATION		35
A.	General Information	35
B.	Additional Purchase Information	35
C.	Additional Redemption Information	35
TAXATION		38
A.	Qualification for Treatment as a Regulated Investment Company	38
B.	Fund Distributions	39
C.	Foreign Account Tax Compliance Act (“FATCA”)	40
D.	Redemption of Shares	40
E.	Federal Excise Tax	41
F.	Certain Tax Rules Applicable to Fund Transactions	41
G.	State and Local Taxes	43
H.	Foreign Income Tax	43
I.	Capital Loss Carryovers (“CLCOs”)	44
OTHER MATTERS		45
A.	The Trust and Its Shareholders	45

B.	Fund Ownership	45
C.	Limitations on Shareholders’ and Trustees’ Liability	46
D.	Proxy Voting Procedures	46
E.	Code of Ethics	46
F.	Registration Statement	46
G.	Financial Statements	46
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” or “Absolute” means Absolute Investment Advisers LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

“Subadvisers” mean Mohican Financial Management, LLC, the Fund’s subadviser.

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INVESTMENT POLICIES AND RISKS

The Fund is a diversified open-ended series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade securities and non-investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”), and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch. Non-investment grade fixed-income securities (commonly known as “junk bonds”) are inherently speculative and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations (“NRSROs”), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser or the Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock, including adjustable-rate preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The Fund may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock

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of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer’s common stock because convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund may also utilize convertible securities in an effort to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. Such risk is reduced, however, to the extent that the convertible security sells above its value as a fixed-income security.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The average grade of bond in a portfolio is typically below investment grade. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities. Market events have, at times, caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities. Furthermore, identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. A Fund may also realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities. Difficulty in borrowing securities and the and cost of borrowing securities to cover short positions, as required by regulations, pose additional risks, particularly to the extent that there is a delay in any anticipated conversion.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant or right is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.. ADRs typically are

 3

issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

Depositary receipts may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying depositary receipts are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying depositary receipts may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of depositary receipts representing those underlying securities may change materially at times when U.S. markets are not open for trading.

Real Estate Investment Trusts and Royalty Trusts. The Fund may purchase interests in real estate investment trusts (“REITs”) and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines.

Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year. The performance of a REIT would likely be affected by its failure to qualify for tax-free pass-through of income under the IRC, however, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings. Special risks associated with initial public offerings may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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C. Fixed-Income Securities

General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The Fund considers U.S. Government Securities to include securities issued or guaranteed by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”) and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Department of the Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Department of the Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) (“FNMA”) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation (“FHLMC”) securities).

U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Department of the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Department of the Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities (“MBS”). The FHFA and the U.S. Department of the Treasury (through its agreement to purchase FHLMC and FNMA preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Department of the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required U.S. Department of the Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, FNMA and FHLMC have paid approximately $278.8 billion in aggregate cash dividends to the U.S. Department of the Treasury over the same period (although those payments do not constitute a repayment under their draws). In the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Department of the Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that any Federal Reserve, U.S. Department of the Treasury, or FHFA initiatives will ensure that FHLMC and FNMA will remain successful in meeting their obligations with respect to the debt and MBS they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the U.S. Department of the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations, which are instruments, used by

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companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed-income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities (“TIPS”). TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, including interest rate risk and deflation risk.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when Absolute or a Subadviser believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute or a Subadviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute or a Subadviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute or a Subadviser

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monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.

Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed-income securities.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. The risks associated with rising interest rates may be more pronounced due to the current period of historically low rates.

Credit. The Fund’s investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or price. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so. Entities providing credit or liquidity support also may be affected by these types of changes.

Moody’s, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Absolute or a Subadviser may use these ratings to determine whether to purchase, sell

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or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute or a Subadviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

D. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. Emerging markets can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

●	Information about the companies in these countries is not always readily available;

●	Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

●	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

●	The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

●	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;

●	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

●	Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

●	Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments; and

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●	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign and Non-U.S. Dollar Denominated Debt Securities. The Fund may invest in foreign government securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Certain foreign securities may be non-U.S. dollar-denominated securities, including debt obligations denominated in foreign or composite securities. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.

Different kinds of foreign government securities have different kinds of government support. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed-income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Securities based on the same currency may be affected similarly by political, economic and business developments, changes and conditions relevant in the markets.

For purposes of the Fund’s concentration policies, the Fund treats each foreign government or sovereign as its own industry. Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The Fund may also invest in debt obligations issued by entities that the Adviser considers to be comparable to entities in the categories enumerated above or foreign corporations.

E. Foreign Currency Transactions

1. General

The Fund may invest in foreign currencies and investments in foreign companies will usually involve currencies of foreign countries. The Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund may enter into forward contracts for speculative purposes.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets

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of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2. Risks

Foreign currency transactions involve certain costs and risks. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in the currency. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

F. Derivatives

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. All derivatives can create leverage. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for a Fund.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the liquidation value of the fund’s portfolio, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser expects to be able to execute the Fund’s strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the

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number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund’s performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts. Options and futures contracts are considered to be derivatives. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting (“covered”) positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract.

The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records cash, liquid securities and other permissible assets (“Segregated Assets”) in a segregated account in the prescribed amount. The value of the segregated assets, which is marked to market daily, will be at least equal to the Fund’s commitment under these transactions less any proceeds or margin on deposit. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

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Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Commodities. Prices of various commodities may be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

Risks of Options Transactions

There are certain investment risks associated with options transactions. These risks include: (1) dependence on Absolute’s or a Subadviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Futures Contracts and Options on Futures

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading

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day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Subadvisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

A Subadviser may determine to enter into swap contracts exclusively through one counterparty. In such an arrangement, the Fund’s chosen counterparty may provide the Fund with favorable margin and collateral arrangements, but the Fund will be exposed to more risk with respect to that counterparty, including the risk that the counterparty may default.

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If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Subadviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be segregated in accordance with SEC positions. The Fund is also required to segregate liquid assets equivalent to the Fund’s outstanding obligations under the contract in accordance with the requirements of the 1940 Act. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund’s net assets.

Credit Default Swaps. The Fund may invest in credit default swaps (“CDS”). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments and periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund is required to segregate liquid assets equal to the full notional value of any deliverable CDS contract it writes.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. For CDS contracts that the Fund purchases, the Fund is required to segregate liquid assets equal to the amount of any unpaid accrued premiums.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total Return Swaps. The Fund may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may have the effect of adding leverage to the Fund’s portfolio because the Fund would become subject to investment exposure in an amount equal to the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis,

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and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

G. Illiquid and Restricted Securities

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

Determination of Liquidity

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater illiquidity risk.

H. Investment Company Securities (including Exchange Traded Funds) and Exchange-Traded Products

The Fund may invest in open-end and closed-end investment companies, including exchange-traded funds (“ETFs”) and money market funds.

Under Section 12(d)(1)(A) of the 1940 Act, however, the Fund’s investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally. The Fund’s investments in money market funds, which are discussed below in “Temporary Defensive Position and Cash Investments,” and shares of ETFs that have received exemptive relief from the SEC to permit registered funds to invest in excess of these limitations, are not subject to the percentage limitations set forth above. In addition, under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest more than 5% of its total assets

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in another investment company and more than 10% of its total assets among multiple investment companies, provided that it limits any sales load to 1.5% and is willing to comply with certain redemption and voting restrictions.

Most ETFs are investment companies, trusts or partnerships whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market or for the purposes of hedging its investments.

The Fund may invest also in Exchange Traded Products (“ETPs”) other than ETFs, including Exchange Traded Notes (“ETNs”). ETNs are similar to ETFs in that they may provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay. ETN shares are subject to the same risks described for “Corporate Debt Obligations” above. Other ETPs, like ETFs, invest in a pool of assets and are traded on an exchange. ETPs that are neither ETFs nor ETNs are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities. There are certain risks associated with investments in such ETPs, which, if applicable, are detailed below in “Taxation - Certain Tax Rules Applicable to the Fund’s Transactions - Investments in LLCs, LPs and Grantor Trusts.”

The Fund, as a shareholder of another investment company (including an ETF) or ETP, will bear its pro-rata portion of such vehicle’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company or ETP which generally reflect the risks of its strategy underlying holdings. If the investment company or ETP fails to achieve its investment objective, the Fund may be adversely affected.

ETPs (including ETFs) are listed on national stock exchanges and are traded like stocks listed on an exchange. As a result, investments in ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund, and ETP shares potentially may trade at a discount or a premium to the ETP’s NAV. In addition, ETPs are subject to the risk that trading of an ETP’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. A lack of liquidity in ETP shares could result in its market price being more volatile than the underlying portfolio of securities. Finally, because the value of ETP shares depends on the demand in the market, the Fund may not be able to liquidate them at the most optimal time, adversely affecting the Fund’s performance.

I. Cash Instruments

Temporary Defensive Position. The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Cash Management. The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

Limits on Investments in Other Investment Companies. The Fund may not acquire any securities of any investment company or registered unit investment trust in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act.

J. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

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Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries.

The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect a Fund’s performance, resulting in losses to your investment.

K. Multi-Manager Strategy Risk

Fund performance is dependent upon the success of the adviser and subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. The Fund’s performance will depend on the success of Absolute’s methodology in allocating the Fund’s assets to underlying subadvisers and its selection and oversight of subadvisers. To the extent the underlying subadvisers’ investment styles are not complimentary to each other, the Fund’s performance could be negatively affected. In addition, underlying subadvisers could enter into conflicting transactions (e.g. one subadviser purchasing a security at the same time another subadviser sells the same security or the Fund taking a long position in a security it has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the Fund’s performance. Multi-manager strategies can increase the Fund’s portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs. Some underlying subadvisers have limited experience managing mutual funds, which, unlike other funds these subadvisers manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

L. Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

M. Large Shareholder Transaction Risk

The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate

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the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

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INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “A majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the borrowing money policy set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. The Fund continuously monitors its holdings in illiquid securities. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (15% of net assets) due to subsequent fluctuations in value or other reasons, the Adviser will consider what actions are appropriate to maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund’s total assets.

2. Concentration

Purchase a security if, as a result, 25% or more of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities or on investments in registered investment companies.

3. Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other parties, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or whose value is tied to the value of physical commodities).

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7. Issuance of Senior Securities

Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to concentration set forth in (2) above, the Fund normally assesses its industry concentration by categorizing its investments by industry as identified by the Standard Industrial Classification (“SIC”) system. The SIC system categorizes issuers by industry based on the issuers’ primary business activities. No industry within a group of industries may individually represent greater than 25% of the Fund’s total assets. The Fund will consider the concentration policies of the underlying investment companies in which it invests , to the extent this information is available.

With respect to the fundamental policy relating to making loans set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (5) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forwards or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

The Fund is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

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BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by Absolute Investment Advisers LLC, which are the Absolute Capital Opportunities Fund, the Absolute Convertible Arbitrage Fund, and the Absolute Strategies Fund (“Fund Complex”). The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. As of January 1, 2018, four of the Trust’s Trustees retired and were replaced by four new Trustees, who were previously elected by shareholders. An existing Independent Trustee serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter, during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal. The address for all Trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer, a former Trustee of the Trust, has been appointed as a Trustee Emeritus by the Board. As Trustee Emeritus, Mr. Keffer will not have a vote with respect to Trust matters; however, Mr. Keffer may attend Board meetings.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations 2011-2017.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser) 1996-2010.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Interested Trustees(1)
Jessica Chase Born: 1970	Trustee	Since 2018	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	3	Trustee, Forum Funds II and U.S. Global Investors Funds

(1)	Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a non-governmental organization and has served as chief financial officer for an integrated media company and several not-for-profit organizations. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a

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fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser, and the Subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser and the Subadviser oversee and regularly monitor the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board receives regular reports from a Valuation Committee, composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator’s regulatory administration group and a representative of the Adviser. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser or the Subadviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser or the Subadviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2020	Aggregate Dollar Range of Ownership as of December 31, 2020 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None

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Interested Trustee
Jessica Chase	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019. Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2008-2019.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer and Vice President	Chief Compliance Officer 2008-2016 and 2021-current; Vice President since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2020, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and

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oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2021, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2021, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2021, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $31,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $41,000. The Chairman of the Audit Committee is paid an additional fee of $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2021.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$3,006	N/A	$6,964
Mark D. Moyer	$2,419	N/A	$5,605
Jennifer Brown-Strabley	$2,273	N/A	$5,266
Interested Trustee
Jessica Chase	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser And Subadviser. The following persons/entities control Absolute and the Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadvisers	Controlling Persons/Entities
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage

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Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2021:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicle	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jay Compson	3 accounts $190 million	None	3 accounts $190 million	None	None	None
Eric Hage	None	None	None	None	None	None
Daniel Hage	None	None	None	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●	Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s/Subadvisers’ polices and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s/Subadvisers’ investment process and their Fund and/or other accounts, the Adviser’s/Subadvisers’ investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Information Concerning Compensation of Portfolio Manager. The following compensation information has been provided by Absolute:

Portfolio Manager	Compensation
Jay Compson	Base salary and percentage of Adviser profits. The percentages is based on equity participation in the firm. Compensation is not based on the investment performance of the Fund or other advisory accounts.
Eric Hage	Compensation will be a function of the overall profitability of the Subadviser.
Daniel Hage	Compensation will be a function of the overall profitability of the Subadviser.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2021
Jay Compson	$500,001-$1,000,000
Eric Hage	Over $1,000,000
Daniel Hage	Over $1,000,000

Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.20% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in the Subadviser’s fee rates inures to the benefit of Adviser rather than the Fund. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of a subadviser with varying management fees. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended March 31, 2021 was 0.51%. Absolute has contractually agreed to waive its fee and/ or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Institutional Shares to 1.20%, and Investor Shares to 1.45% through August 1, 2022 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Absolute waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended March 31, 2019, March 31, 2020 and March 31, 2021 the aggregate amount of subadvisory fees paid to the Subadvisers was $441,342, $774,631 and $1,200,785 respectively. None of the Subadvisers are affiliates of the Adviser.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority

 27

vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Absolute is not affiliated with Apex Fund Services or any company affiliated with Apex Fund Services.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan (Investor Shares). The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, “payees”), a fee equal to 0.25% of the average daily net assets of the Fund’s Investor Shares for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund. The Rule 12b-1 plan is a core component of the ongoing distribution of the Fund’s Investor Shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Adviser, the Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Adviser.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation

 28

to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing, such as responding to shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Fund to compensate payees for services and not to reimburse them for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that the Fund or class bears for distribution or shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The Rule 12b-1 plan may be terminated with respect to Investor Shares at any time by the Board, by a majority of the Independent Trustees or by the shareholders of Investor Shares. No Independent Trustee has any direct or indirect financial interest in the Rule 12b-1 Plan.

As of the date of this SAI, Investor Shares had not yet commenced operations. Therefore, there are no dollar amounts to show for fees payable by the Fund to the Distributor, fees waived by the Distributor or its agents, or actual fees received by the Distributor and its agents under the Rule 12b-1 plan.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex Fund Services and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to a Services Agreement (the “Services Agreement”) with Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), the Fund pays Apex Fund Services a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex Fund Services certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by Apex Fund Services on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Apex Fund Services is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex Fund Services will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Apex Fund Services administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements

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and related reports to the Fund’s shareholders, and the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex Fund Services provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex Fund Services provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 1155 N. Rivercenter Dr., MK-WI-S302, Milwaukee, Wisconsin 53212.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

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PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser or the Subadviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser or the Subadviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser, Subadviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser and Subadviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser and Subadviser place orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser or Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Subadviser in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Subadviser seek “best execution” for all portfolio transactions. This means that the Adviser and Subadviser seek the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser and Subadviser takes into account factors such as size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser or Subadviser may pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser and Subadviser may also give consideration to research services furnished to the Adviser or Subadviser by broker-dealers and may cause the Fund to pay these brokers a higher amount of commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser or Subadviser uses the research to manage all client accounts. Therefore, commission dollars spent for research generally benefit all of the Adviser’s or Subadviser’s clients and the Fund’s investors, although a particular client may not benefit from all the research received on each occasion. The Adviser and Subadviser does not reduce their fees because the Adviser or Subadviser receives research.

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Table 4 in Appendix B lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser or the Subadviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser or the Subadviser may effect brokerage transactions through affiliates of the Adviser or the Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s or the Subadviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser or the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate. The Fund experienced variation in its portfolio turnover rate over the two most recently completed fiscal years. Increased turnover in the portfolio was due to increased equity volatility in the market during the period.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year ended March 31, 2021.

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I. Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Fund’s latest annual or semi-annual report to shareholders or a copy of the Fund’s latest Form N-PORT, when it is available, which contains the Fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

The Adviser or the Subadviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser, Subadviser and their affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser or Subadviser.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

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The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v)   the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in kind, the redeeming shareholder may incur transaction costs to dispose of the securities, and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs)

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and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse. com. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice.

Since the Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business, as the markets or exchanges on which they trade are other than the NYSE and may be closed.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued using the last quoted sales price, or in the absence of a sale, at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data. If the prices provided by pricing services and independent quoted prices are unreliable, the Valuation Committee described below will fair value the security using the Trust’s fair value procedures.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies and certain derivatives are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash)

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on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify or to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•	The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•	The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (income described in (1) and (2), collectively “Qualifying Income”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from sources described in clause (1).

•	The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs (“25% Limitation”).

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining

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not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for a non-corporate shareholder with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds, and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund satisfies both Diversification Requirements at the close of its first quarter of its first taxable year, but fails to satisfy either Diversification Requirement at the close of any subsequent taxable year quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 21%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net-exempt interest income, if any, for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as “qualified dividend income” and thus eligible to be taxed to individual shareholders at the lower maximum federal income tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as “qualified dividend income.”

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable “return of capital.” A return of capital distribution will reduce a shareholder’s tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder’s basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is “effectively connected” will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as “interest-related dividends” or as “short-term capital gain dividends” paid by the Fund with respect to its “qualified net interest income” or “qualified short-term gain,” respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

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Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a “wash” sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In

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general, any gain or allowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for federal income tax purposes by the amount of the premium received.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the IRC) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to IRC section 1256 (“Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain

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rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the foregoing rules do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Original Issue Discount (“OID”), Inflation-Indexed, and Payment-in-Kind Securities.

The Fund may acquire (1) zero-coupon or other securities (such as STRIPS and delayed-interest securities) issued with OID and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities, or “TIPS”) or other inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities, and the amount of any principal increases on each inflation-indexed security it holds, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. the Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, “PFIC Income”), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends); or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund may elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in gross income by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, gross income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such

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loss does not exceed the net mark-to-market gains previously included in gross income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its gross income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, (1) the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and (2) a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investments in LLCs, LPs And Grantor Trusts.  The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. Such an LLC or LP in which the Fund invests may be (1) a “publicly traded partnership” (a “PTP”) or (2) a non-PTP at least 90% of the income of which is Qualifying Income. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be Qualifying Income for the Fund. The value of The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the close of any quarter of its taxable year in order to satisfy the 25% Limitation. In addition, if the Fund holds more than 10% of a QPTP’s equity securities, none of those securities will count toward its satisfying the other Diversification Requirement.

With respect to an LLC or LP that is a non-QPTP, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund’s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income and realized gain the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the LLC’s or LP’s income as Qualifying Income only to the extent that income would be Qualifying Income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not Qualifying Income. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

The Fund also may invest in grantor trusts, including ETFs that invest in commodities. Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated for those purposes as owning a fractional undivided beneficial interest in the trust’s assets and will be required to include its proportionate share of the trust’s income, deductions, and credits in computing its taxable income and credits. Because those trusts ordinarily generate gross income that is not Qualifying Income, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a RIC.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, “foreign source income”) may be subject to foreign or possession income or other taxes withheld at the source (collectively, “foreign taxes”). The United States has entered

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into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes imposed by, or exemption from taxes on foreign source income derived from, the particular country. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

I. Capital Loss Carryovers (“CLCOs”)

The Fund may have capital loss carryovers (“CLCOs”) for a taxable year. CLCOs may be used to offset any current taxable year net realized capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund’s financial statements. Any such losses may not be carried back.

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OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 6, 2021, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 6, 2021, certain shareholders listed in Table 6 in Appendix B owned of record or beneficially 5% or more of the shares of the Fund.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 6, 2021, the shareholders listed

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in Table 6 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust’s officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendices C and D.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust, Absolute and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, Absolute and each Subadviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or Absolute, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or Absolute.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Trust’s independent registered public accounting firm, BBD, audits and reports on the Fund’s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA    - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA   - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB   - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC    - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

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Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

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Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA   - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB   - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB  - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Rating (“IDR”) in the ranges ‘BB’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC   - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC   - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

A-3

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA   - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB   - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB  - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	- Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC	- Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

A-4

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-6

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to honor short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to honor short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to honor short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category.)

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APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Period Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
March 31, 2021	$2,824,748	$423,179	$2,401,569
March 31, 2020	$1,706,762	$157,500	$1,549,262
March 31, 2019	$1,002,803	$116,192	$886,611

Table 2 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data is for the last three fiscal years.

Period Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
March 31, 2021	$290,462	$61,750	$228,712
March 31, 2020	$220,878	$84,500	$136,378
March 31, 2019	$151,061	$65,695	$85,366

Table 3 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Period Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser, Subadviser or Distributor
March 31, 2021	$44,624	$0	0%	0%
March 31, 2020	$84,280	$0	0%	0%
March 31, 2019	$54,510	$0	0%	0%

Table 4 – Directed Brokerage

The following table lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended March 31, 2021.

Fund	Amount Directed	Amount of Commissions Generated
Absolute Convertible Arbitrage Fund	$247,146,485	$44,624

Table 5 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the most recent fiscal year ended March 31, 2021.

Regular Broker or Dealer	Value of Securities Held
NONE	N/A

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Table 6 – Control Persons and 5% Shareholders

The following table lists as of July 6, 2021: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to be a control person of the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund. The Fund believes that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts.

Name and Address	% of Fund Class
Investor Shares
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	75.14%
TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	24.73%
Institutional Shares
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	26.10%
NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER 200 LIBERTY STREET NEW YORK, NY 10281	22.47%
TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	18.78%

B-2

APPENDIX C – TRUST PROXY VOTING PROCEDURES

Forum Funds

Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A)  Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B)   Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C)   Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D)   Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1)	The name of the issuer of the security;

(2)	The exchange ticker symbol of the security;

(3)	The CUSIP for the security;

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Trust cast its vote for or against management.

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The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A)  The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES

ABSOLUTE INVESTMENT ADVISERS LLC PROXY VOTING PROCEDURES

I. GENERAL STATEMENT

Absolute Investment Advisers LLC (the “Adviser”) has discretion to vote the proxies received by Absolute Strategies Fund and the Absolute Convertible Arbitrage Fund (the “Funds”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

The authority and responsibility for voting proxies with respect to portfolio securities of the Funds has been delegated to the Subadvisers for each portion of the Funds that hold the securities being voted, under Subadvisory Agreements between the Adviser and each Subadviser. The Funds’ CCO and/or Board and the Adviser review and evaluate each Subadviser’s proxy voting policy as part of its initial due diligence and ongoing oversight. As such, the Adviser generally does not vote proxies, if such action would occur, the Adviser will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these policies and procedures. The Adviser’s only clients are the Funds and as such the Adviser does not vote proxies for any client other than the Funds.

II. POLICIES FOR VOTING PROXIES

In its role as investment adviser to the Funds, Adviser has adopted these proxy voting policies. To the extent that these policies do not cover potential voting issues with respect to proxies received by the Funds, the Adviser shall act to promote the Funds’ investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

(A) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(B)	Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)  Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

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(4)  Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(C)	Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Funds. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Funds, then the Adviser shall contact the Trust’s Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Funds’ shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(D) Abstention

The Adviser may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Funds’ shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Funds to effect a vote would be uneconomic relative to the value of the Funds’ investment in the issuer.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for 5 years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C. A record of each vote that the Adviser casts.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E. A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

With respect to the Subadvisers of the Fund, the Adviser does not maintain records on behalf of the Subadvisers. Each Subadviser is responsible for maintaining their proxy voting records in accordance with applicable Rules.

IV. DISCLOSURE

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A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

MOHICAN FINANCIAL MANAGEMENT, LLC, PROXY VOTING PROCEDURES

MOHICAN FINANCIAL MANAGEMENT, LLC.

Mohican Financial PROXY VOTING POLICY and procedures

Requirements

An investment adviser that exercises voting authority over client proxies is required to:

Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;

Disclose to clients how they may obtain information on how the adviser has voted their proxies;

Maintain certain records related to proxy voting.

Policy

The investment strategy of the Firm does not include long holdings in equities; the Firm therefore does not acquire any voting rights or related proxies. In the event that the Firm changes its investment strategy in a manner that would introduce proxies, compliant policies and procedures will be adopted. Such policies and procedures would address conflicts of interest, recordkeeping, and disclosures, including disclosure to clients of policy and how proxies were voted.

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Statement of Additional Information

August 1, 2021

Absolute Strategies Fund

Institutional Shares (ASFIX)

Investment Adviser:

Absolute Investment Advisers LLC

4 North Street, Suite 2

Hingham, MA 02043

www.absoluteadvisers.com

Account Information

and Shareholder Services:

Absolute Strategies Fund

P.O. Box 588

Portland, Maine 04112

(888) 99-ABSOLUTE (toll free)

(888)   992-2765 (toll free)

absolute.ta@apexfs.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated August 1, 2021, as it may be amended from time to time (the “Prospectus”), offering Institutional Shares of the Absolute Strategies Fund (the “Fund”), a separate series of Forum Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on Absolute’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended March 31, 2021 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Fund’s Annual Report may be obtained without charge and upon request, by contacting Apex Fund Services at the address, telephone number or e-mail address listed above. You may also obtain copies of the Fund’s most recent Annual Report and Semi-Annual Report on Absolute’s website listed above.

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
A.	Security Ratings Information	2
B.	Equity Securities	2
C.	Fixed-Income Securities	5
D.	Foreign Securities	14
E.	Foreign Currency Transactions	16
F.	Derivatives	17
G.	Leverage Transactions	21
H.	Illiquid and Restricted Securities	24
I.	Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products	24
J.	Precious Metal-Related Securities	25
K.	Master-Feeder	25
L.	Temporary Defensive Position	26
M.	Market Turbulence	26
N.	Multi-Manager Strategy Risk	26
O.	Cybersecurity Risk	27
P.	Large Shareholder Transaction Risk	27
INVESTMENT LIMITATIONS		28
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		30
A.	Board of Trustees	30
B.	Principal Officers of the Trust	33
C.	Ownership of Securities of the Adviser and Related Companies	33
D.	Information Concerning Trust Committees	33
E.	Compensation of Trustees and Officers	34
F.	Investment Adviser	34
G.	Distributor	37
H.	Other Fund Service Providers	38
PORTFOLIO TRANSACTIONS		40
A.	How Securities are Purchased and Sold	40
B.	Commissions Paid	40
C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	40
D.	Counterparty Risk	41
E.	Transactions through Affiliates	41
F.	Other Accounts of the Adviser	41
G.	Portfolio Turnover	41
H.	Securities of Regular Broker-Dealers	41
I.	Portfolio Holdings	41
PURCHASE AND REDEMPTION INFORMATION		44
A.	General Information	44
B.	Additional Purchase Information	44
C.	Additional Redemption Information	44
TAXATION		47
A.	Qualification for Treatment as a Regulated Investment Company	47
B.	Fund Distributions	48
C.	Foreign Account Tax Compliance Act (“FATCA”)	49
D.	Redemption of Shares	49
E.	Federal Excise Tax	50
F.	Certain Tax Rules Applicable to Fund Transactions	50
G.	State and Local Taxes	52
H.	Foreign Income Tax	52

I.	Capital Loss Carryovers (“CLCOs”)	53
OTHER MATTERS		54
A.	The Trust and Its Shareholders	54
B.	Fund Ownership	54
C.	Limitations on Shareholders’ and Trustees’ Liability	55
D.	Proxy Voting Procedures	55
E.	Code of Ethics	55
F.	Registration Statement	55
G.	Financial Statements	55
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” or “Absolute” means Absolute Investment Advisers LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

“Subadvisers” mean St. James Investment Company, LLC, the Fund’s subadviser.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified open-ended series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade securities and non-investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch. Non-investment grade fixed-income securities (commonly known as “junk bonds”) are inherently speculative and generally involve greater volatility of price than investment grade securities. The Fund may purchase unrated securities, if at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations (“NRSROs”), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock, including adjustable-rate preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The Fund may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer’s common stock because convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3)   provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund may also utilize convertible securities in an effort to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. Such risk is reduced, however, to the extent that the convertible security sells above its value as a fixed-income security.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The average grade of bond in a portfolio is typically below investment grade. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities. Market events have, at times, caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities. Furthermore, identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the strategies will be able to locate investment opportunities or to exploit price discrepancies correctly. A Fund may also realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities. Difficulty in borrowing securities and the and cost of borrowing securities to cover short positions, as required by regulations, pose additional risks, particularly to the extent that there is a delay in any anticipated conversion.

Warrants and Rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant or right is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

Depositary receipts may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying depositary receipts are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying depositary receipts may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of depositary receipts representing those underlying securities may change materially at times when U.S. markets are not open for trading.

Real Estate Investment Trusts and Royalty Trusts. The Fund may purchase interests in real estate investment trusts (“REITs”) and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines.

Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year. The performance of a REIT would likely be affected by its failure to qualify for tax-free pass-through of income under the IRC, however, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Investments in LLCs and LPs. The Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”). Certain LLCs and LPs in which the Fund invests may be operating companies or private funds. Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

For a discussion of the tax risks related to investments in LLCs and LPs, see “TAXATION – Certain Tax Rules Applicable to Fund Transactions – Investments in LLCs, LPs and Grantor Trusts.” The Fund will monitor such investments to assure its compliance with the tax requirements of regulated investment companies.

Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings. Special risks associated with initial public offerings may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Master Limited Partnerships. Master limited partnerships (“MLPs”) issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter market. An MLP may have one or more general partners (or managing members), who conduct the business, and one or more limited partners (or non-managing members), who contribute capital and have a very limited role in the MLP’s operations and management. The general partners are jointly and severally responsible for the liabilities of the MLP. The Fund would invest as a limited partner, but, in certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the MLP. MLPs typically invest in real estate, oil and gas, and equipment leasing, but they also finance entertainment, research and development, and other projects. Therefore, investments in MLPs will subject the Fund to the risks associated with the MLPs’ investments. Investments in MLPs may be subject to erratic price changes.

MLP units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of units of an individual MLP, like the prices of other equity securities, also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios.

MLPs do not pay federal income tax at the entity level and instead allocate a share of the entity’s income, gains, losses, and deductions to each partner. A change in current tax law, or a change in the underlying business mix of an MLP, could result in an MLP being classified as a corporation for federal tax purposes, which would result in such MLP being required to pay federal income tax on its taxable income. The classification of an MLP as a corporation for federal tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any MLP in which the Fund invests were classified as a corporation for federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a reduction in the value of an investment in the Fund. In addition, if the Fund were to invest more than 25% of its total assets in MLPs treated as partnerships, the Fund could lose its status as a RIC.

C. Fixed-Income Securities

General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The Fund considers U.S. Government Securities to include securities issued or guaranteed by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”) and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Department of the Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Department of the Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) (“FNMA”) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation (“FHLMC”) securities).

U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Department of the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Department of the Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities (“MBS”). The FHFA and the U.S. Department of the Treasury (through its agreement to purchase FHLMC and FNMA preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Department of the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required U.S. Department of the Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, FNMA and FHLMC have paid approximately $278.8 billion in aggregate cash dividends to the U.S. Department of the Treasury over the same period (although those payments do not constitute a repayment under their draws). In the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Department of the Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that any Federal Reserve, U.S. Department of the Treasury, or FHFA initiatives will ensure that FHLMC and FNMA will remain successful in meeting their obligations with respect to the debt and MBS they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the U.S. Department of the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lender in a loan to a particular borrower. The Fund may purchase participations in loans and may purchase assignments of such loans. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending by the Fund and, as indebtedness, bank loans are subject to credit risk, liquidity risk and interest rate risk, each of which is discussed in more detail in this SAI.

As the purchaser of a bank loan, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. In addition, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower.

Bank loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

A loan is often administered by an “agent bank,” which may be a financial intermediary of any sort, acting as agent for all participation holders. The agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank to apply appropriate credit remedies against the lender and borrower.

An agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed, and assets held by the agent bank under the loan agreement should remain available to holders of the bank loan. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur costs and delays in realizing payment on the investment and could suffer a loss of principal and/or interest.

The Fund may invest in loan participations that are rated by a nationally recognized rating service or unrated. The Fund does not expect all of the participations in which it invests to be rated. Even with respect to loans that are rated, Absolute and the Subadviser will perform a credit analysis of the borrower in order to make an investment decision. The Fund may invest in loan participations of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. When the Fund acquires loans through assignments, it may not be able to unilaterally enforce all rights or remedies under the loan with respect to associated collateral.

Certain loans may be subject to the risk that a court, pursuant to fraudulent conveyance or other laws, could subordinate a loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holder of the loan; including, in certain circumstances, invalidating the loan or causing interest previously paid to be refunded. Such events could negatively affect the Fund’s performance.

While some bank loans are traded and may be deemed to be liquid, others, such as loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and similar types of indebtedness may not be readily marketable and may be subject to restrictions on resale. The liquidity of each loan investment will be reviewed according to the requirements of the Trust’s liquidity policy. It may be difficult or impossible to dispose of certain bank loans readily at what a Subadviser believes to be a fair price. Further, the valuation of certain bank loans involves a degree of judgment and may result in significant variations in the Fund’s net asset value.

The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. (See the discussion entitled “Illiquid and Restricted Securities.”) Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions. The settlement process may take longer than seven days. Although bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what the Adviser believes to be a fair price and in those instances, where the loans can be neither sold nor settled, they will be treated as illiquid for the purposes of the Fund’s limitation on illiquid investments. Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions.

Further, the Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, the Fund will generally treat the borrower as the “issuer” of indebtedness held by the Fund. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Investments in loans through a direct assignment of a participation may involve additional risks. For example, if the loan is foreclosed, the Fund could become part owner of any collateral securing it and would bear the costs and liabilities associated with owning and disposing of it. In addition, under emerging legal theories of lender liability, the Fund could be held liable as co-lender.

Certain bank loans may include equity features, such as warrants and conversion rights. These investments involve the additional risks of an equity investment, including potential volatility, valuation difficulties, illiquidity and significant loss, particularly if the equity features expires worthless or is not exercised.

Bank loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The amount of public information with respect to loans is generally less extensive than that available for other securities.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations , which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed-income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities (“TIPS”). TIPS are income- generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, including interest rate risk and deflation risk.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as GNMA); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U.S. (such as by FNMA or FHLMC), and described in greater detail below); or issued by fully private issuers.

Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). FNMA purchases residential mortgages from a list of approved seller/ servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Department of the Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Department of the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock, as described below.

In September 2008, the Treasury and FHFA announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2015, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid significant sums in senior preferred dividends to the Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the first quarter of 2015. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the first quarter of 2015. However, FHFA has conducted stress tests mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support (depending on the treatment of deferred tax assets) might be required to keep these entities solvent. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage- backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many nongovernmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Fund may also invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset- backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Junk Bonds. The Fund may invest in fixed-income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed inherently speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly. In particular, these securities may provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in an issuer’s creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. The market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Distressed Assets. The Fund may invest in “below investment grade” securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent the Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS), have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage-backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent the Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Fund may incur losses on such investments.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant period of time.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when Absolute or a Subadviser believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute or a Subadviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute or a Subadviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute or a Subadviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value (“original issue discount”) and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on zero-coupon securities must be included ratably in the income of the Fund as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income and may have to sell portfolio securities to distribute accrued income, which may occur at a time when a Subadviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect deferred and compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations that distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities. The underwriters of these certificates or receipts generally purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Department of the Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.

Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed-income securities. As a result, an investment in the

Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed-income securities.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. The risks associated with rising interest rates may be more pronounced due to the current period of historically low rates.

Credit. The Fund’s investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so. Entities providing credit or liquidity support also may be affected by these types of changes.

Moody’s, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Absolute or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute or a Subadviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed-income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

D. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. Emerging markets can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

●	Information about the companies in these countries is not always readily available;

●	Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

●	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

●	The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

●	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;

●	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

●	Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

●	Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments; and

●	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign and Non-U.S. Dollar Denominated Debt Securities. The Fund may invest in foreign government securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Certain foreign securities may be non-U.S. dollar-denominated securities, including debt obligations denominated in foreign or composite securities. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.

Different kinds of foreign government securities have different kinds of government support. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed-income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Securities based on the same currency may be affected similarly by political, economic and business developments, changes and conditions relevant in the markets.

For purposes of the Fund’s concentration policies, the Fund treats each foreign government or sovereign as its own industry. Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The Fund may also invest in debt obligations issued by entities that the Adviser considers to be comparable to entities in the categories enumerated above or foreign corporations.

Brexit. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom ("UK") voted to exit the European Union ("EU"),commonly referred to as “Brexit.” On December 31, 2020, the UK left the EU. The UK and the EU reached a trade agreement on December 31, 2020, which is due to be approved by all applicable UK and EU governmental bodies in early 2021. The period following the UK's withdrawal from the EU is expected to be one of significant political and economic uncertainty particularly until the UK government and EU member states agree and implement the terms of the UK's future relationship with the EU. Brexit may create additional economic stresses for the UK, which may include causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. The Fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by the Fund. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

E. Foreign Currency Transactions

General. The Fund may invest in foreign currencies and investments in foreign companies will usually involve currencies of foreign countries. The Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Risks. Foreign currency transactions involve certain costs and risks. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in the currency. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

F. Derivatives

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. All derivatives can create leverage. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for a Fund.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the liquidation value of the fund’s portfolio, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser expects to be able to execute the Fund’s strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund’s performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts. Options and futures contracts are considered to be derivatives. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting (“covered”) positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment.

Offsetting covered positions also may include an offsetting option or futures contract. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”). Segregated Assets cannot be sold or closed out while the strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Commodities. Prices of various commodities may be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

Risks of Options Transactions. There are certain investment risks associated with options transactions. These risks include: (1) dependence on Absolute’s or a Subadviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Futures Contracts and Options on Futures. The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Subadvisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

A Subadviser may determine to enter into swap contracts exclusively through one counterparty. In such an arrangement, the Fund’s chosen counterparty may provide the Fund with favorable margin and collateral arrangements, but the Fund will be exposed to more risk with respect to that counterparty, including the risk that the counterparty may default.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Subadviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. The Fund is also required to segregate liquid assets equivalent to the Fund’s outstanding obligations under the contract in accordance with the requirements of the 1940 Act. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund’s net assets.

Credit Default Swaps. The Fund may invest in credit default swaps (“CDS”). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments and periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund is required to segregate liquid assets equal to the full notional value of any deliverable CDS contract it writes.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total Return Swaps. The Fund may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

G. Leverage Transactions

General. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis.

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies, including short sales, futures, swaps and forward contracts, and if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with the Fund’s custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

Borrowing and Reverse Repurchase Agreements. The Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings within three days (excluding Sundays and holidays) to an extent that the asset coverage shall be at least 300%. The Fund may borrow money from a bank to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities.

In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. Absolute monitors the creditworthiness of counterparties to reverse repurchase agreements.

Short Sales. The Fund may use short sales for hedging and non-hedging purposes. To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.

The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.

The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

When the Fund is selling stocks short, it must maintain a segregated account of cash or high- grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, the Fund may need to maintain high levels of cash or liquid assets (such as Treasury Department bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan and the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan.

The Fund may share the interest it receives on the collateral securities with the borrower. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated.

During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Standby Commitments. The Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Absolute or a Subadviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Dollar Roll Transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, and by the interest earned on the cash proceeds of the initial sale. The Fund may engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

Risks. Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.

Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

H. Illiquid and Restricted Securities

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

Determination of Liquidity

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk.

I. Investment Company Securities (including Exchange-Traded Funds) and Exchange-Traded Products

The Fund may invest in open-end and closed-end investment companies, including exchange-traded funds (“ETFs”) and money market funds.

Under Section 12(d)(1)(A) of the 1940 Act, however, the Fund’s investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally. The Fund’s investments in money market funds, which are discussed below in “Temporary Defensive Position and Cash Investments,” and shares of ETFs that have received exemptive relief from the SEC to permit registered funds to invest in excess of these limitations, are not subject to the percentage limitations set forth above. In addition, under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies, provided that it limits any sales load to 1.5% and is willing to comply with certain redemption and voting restrictions.

Most ETFs are investment companies, trusts or partnerships whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market or for the purposes of hedging its investments.

The Fund may invest also in Exchange Traded Products (“ETPs”) other than ETFs, including Exchange Traded Notes (“ETNs”). ETNs are similar to ETFs in that they may provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay. ETN shares are subject to the same risks described for “Corporate Debt Obligations” above. Other ETPs, like ETFs, invest in a pool of assets and are traded on an exchange. ETPs that are neither ETFs nor ETNs are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities. There are certain risks associated with investments in such ETPs, which, if applicable, are detailed below in “Taxation - Certain Tax Rules Applicable to the Fund’s Transactions - Investments in LLCs, LPs and Grantor Trusts.”

The Fund, as a shareholder of another investment company (including an ETF) or ETP, will bear its pro-rata portion of such vehicle’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company or ETP which generally reflect the risks of its strategy underlying holdings. If the investment company or ETP fails to achieve its investment objective, the Fund may be adversely affected.

ETPs (including ETFs) are listed on national stock exchanges and are traded like stocks listed on an exchange. As a result, investments in ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund, and ETP shares potentially may trade at a discount or a premium to the ETP’s NAV. In addition, ETPs are subject to the risk that trading of an ETP’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. A lack of liquidity in ETP shares could result in its market price being more volatile than the underlying portfolio of securities. Finally, because the value of ETP shares depends on the demand in the market, the Fund may not be able to liquidate them at the most optimal time, adversely affecting the Fund’s performance.

J. Precious Metal-Related Securities

The Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-backed securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

K. Master-Feeder

The Fund may seek to achieve its investment objective by converting to a master-feeder structure. A fund operating under a master-feeder structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a master-feeder structure if it would materially increase costs to Fund shareholders. The Board will not convert the Fund to a master-feeder structure without notice to the shareholders.

L. Temporary Defensive Position

The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

M. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries.

The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect a Fund’s performance, resulting in losses to your investment.

N. Multi-Manager Strategy Risk

Fund performance is dependent upon the success of the adviser and subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. The Fund’s performance will depend on the success of Absolute’s methodology in allocating the Fund’s assets to underlying subadvisers and its selection and oversight of subadvisers. To the extent the underlying subadvisers’ investment styles are not complimentary to each other, the Fund’s performance could be negatively affected. In addition, underlying subadvisers could enter into conflicting transactions (e.g. one subadviser purchasing a security at the same time another subadviser sells the same security or the Fund taking a long position in a security it has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the Fund’s performance. Multi-manager strategies can increase the Fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs. Some underlying subadvisers have limited experience managing mutual funds, which, unlike other funds these subadvisers manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

O. Cybersecurity Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

P. Large Shareholder Transaction Risk

The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “A majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the borrowing money policy set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. The Fund continuously monitors its holdings in illiquid securities. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (15% of net assets) due to subsequent fluctuations in value or other reasons, the Adviser will consider what actions are appropriate to maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund’s total assets.

2. Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Underwriting Activities

Underwrite securities of other persons, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

5. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to concentration set forth in (2) above, the Fund normally assesses its industry concentration by categorizing its investments by industry as identified by the Standard Industrial Classification (“SIC”) system. The SIC system categorizes issuers by industry based on the issuers’ primary business activities. No industry within a group of industries may individually represent greater than 25% of the Fund’s total assets. The Fund will consider the concentration policies of the underlying investment companies in which it invests , to the extent this information is available.

With respect to the fundamental policy relating to making loans set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (5) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forwards or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

The Fund is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by Absolute Investment Advisers LLC, which are the Absolute Capital Opportunities Fund, the Absolute Convertible Arbitrage Fund, and the Absolute Strategies Fund (“Fund Complex”). The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. As of January 1, 2018, four of the Trust’s Trustees retired and were replaced by four new Trustees, who were previously elected by shareholders. An existing Independent Trustee serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter, during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal. The address for all Trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer, a former Trustee of the Trust, has been appointed as a Trustee Emeritus by the Board. As Trustee Emeritus, Mr. Keffer will not have a vote with respect to Trust matters; however, Mr. Keffer may attend Board meetings.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations 2011-2017.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser) 1996-2010.	3	Trustee, Forum Funds II and U.S. Global Investors Funds
Interested Trustees(1)
Jessica Chase Born: 1970	Trustee	Since 2018	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	3	Trustee, Forum Funds II and U.S. Global Investors Funds

(1)	Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a non-governmental organization and has served as chief financial officer for an integrated media company and several not-for-profit organizations. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser, and the Subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser and the Subadviser oversee and regularly monitor the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board receives regular reports from a Valuation Committee, composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator’s regulatory administration group and a representative of the Adviser. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser or a Subadviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser or a Subadviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2020	Aggregate Dollar Range of Ownership as of December 31, 2020 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None

Interested Trustee
Jessica Chase	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019. Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2008-2019.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer and Vice President	Chief Compliance Officer 2008-2016 and 2021-current; Vice President since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2020, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 2021, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2021, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2021, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $31,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $41,000. The Chairman of the Audit Committee is paid an additional fee of $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2021.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$2,013	N/A	$6,964
Mark D. Moyer	$1,621	N/A	$5,605
Jennifer Brown-Strabley	$1,522	N/A	$5,266
Interested Trustee
Jessica Chase	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser and Subadvisers. The following persons/entities control Absolute and each Subadviser through equity interests.

Adviser	Controlling Persons/Entitites
Absolute Investment Advisers, LLC	None
Subadvisers	Controlling Persons/Entities
St. James Investment Company, LLC	Robert J. Mark

Information Concerning Accounts Managed by Portfolio Manager. The following table provides information regarding other accounts managed by the portfolio manager as of March 31, 2021:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jay Compson	3 accounts $190 million	None	3 accounts $190 million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio manager by having the portfolio manager focus on a particular investment discipline.

●	If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●	Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s/Subadvisers’ polices and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s/Subadvisers’ investment process and their Fund and/or other accounts, the Adviser’s/Subadvisers’ investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. The following compensation information has been provided by Absolute:

Portfolio Manager	Compensation
Jay Compson	Base salary and percentage of Adviser profits. The percentage is based on equity participation in the firm. Compensation is not based on the investment performance of the Fund or other advisory accounts.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding the portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2021
Jay Compson	$500,001-$1,000,000

Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser’s fee rates inures to the benefit of Adviser rather than the Fund. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of a subadviser with varying management fees. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended March 31, 2021 was 0.10%. Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.99% through at least August 1, 2022 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Absolute waives its investment advisory fees for any Fund assets invested in pooled vehicles sponsored by it.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended March 31, 2019, March 31, 2020 and March 31, 2021 the aggregate amount of subadvisory fees paid to the Subadvisers was $262,740, $82,577 and $73,098 respectively. None of the Subadvisers are affiliates of the Adviser.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Absolute is not affiliated with Apex Fund Services or any company affiliated with Apex Fund Services.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan (R Shares). The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, previously adopted a Rule 12b-1 plan under which the Fund was authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, “payees”), a fee equal to 0.35% of the average daily net assets of the Fund’s R Shares for distribution services and/or the servicing of shareholder accounts. Although the plan provided for payments of up to 0.35% of the average daily net assets of R Shares, the Board historically limited payments to 0.25% of average daily net assets of the R Shares.

Effective August 1, 2018, the Fund’s R Shares converted, without any fee, load, or charge to any shareholder, to shares of the Fund’s Institutional Class shares with an aggregate net asset value per share equal to the aggregate net asset value of each shareholder’s R shares. Following the conversion into the Institutional Class shares, the Fund’s R Shares terminated. As a result, the Rule 12b-1 plan is no longer applicable to the Fund.

The Rule 12b-1 plan provided that the payees may incur expenses for distribution and service activities including, but not limited to, (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing such as responding to shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan required the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligated the Fund to compensate payees for services and not to reimburse them for expenses incurred.

The following payments made by the Distributor under the Rule 12b-1 plan were used as set forth below during the fiscal year ended March 31, 2021.

Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
$0	$0	$0	$0	$0	$0

As of March 31, 2021, the amount of unreimbursed expenses incurred under the Rule 12b-1 plan was $0 for the Fund, representing less than 0.01% of the Fund’s net assets.

Table 2 in Appendix B shows the dollar amount of fees paid by the Fund to the Distributor or its agents under the Rule 12b-1 plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Rule 12b-1 plan. The data provided is for the last three fiscal years.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex Fund Services and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to a Services Agreement (the “Services Agreement”) with Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), the Fund pays Apex Fund Services a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex Fund Services certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by Apex Fund Services on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Apex Fund Services is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex Fund Services will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Apex Fund Services administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, and the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex Fund Services provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex Fund Services provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 1155 N. Rivercenter Dr., MK-WI-S302, Milwaukee, Wisconsin 53212.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser or the Subadviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser or the Subadviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 4 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser, Subadviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser and Subadviser place orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser or Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Subadviser in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Subadviser seek “best execution” for all portfolio transactions. This means that the Adviser and Subadviser seek the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser and Subadviser takes into account factors such as size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser or Subadviser may pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser and Subadviser may also give consideration to research services furnished to the Adviser or Subadviser by broker-dealers and may cause the Fund to pay these brokers a higher amount of commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser or Subadviser uses the research to manage all client accounts. Therefore, commission dollars spent for research generally benefit all of the Adviser’s or Subadviser’s clients and the Fund’s investors, although a particular client may not benefit from all the research received on each occasion. The Adviser and Subadviser does not reduce their fees because the Adviser or Subadviser receives research.

Table 5 in Appendix B lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser or the Subadviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser or the Subadviser may effect brokerage transactions through affiliates of the Adviser or the Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s or a Subadviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser or a Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year ended March 31, 2021.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Fund’s latest annual or semi-annual report to shareholders or a copy of the Fund’s latest Form N-PORT, when it is available, which contains the Fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

The Adviser or the Subadviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser, Subadviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser or Subadviser.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v)   the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in kind, the redeeming shareholder may incur transaction costs to dispose of the securities, and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs)

and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse. com. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice.

Since the Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund’s portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business, as the markets or exchanges on which they trade are other than the NYSE and may be closed.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued using the last quoted sales price, or in the absence of a sale, at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data. If the prices provided by pricing services and independent quoted prices are unreliable, the Valuation Committee described below will fair value the security using the Trust’s fair value procedures.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Securities of smaller companies and certain derivatives are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash)

on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•	The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•	The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (income described in (1) and (2), collectively “Qualifying Income”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from sources described in clause (1).

•	The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs (“25% Limitation”).

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for a non-corporate shareholder with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds, and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund satisfies both Diversification Requirements at the close of its first quarter of its first taxable year, but fails to satisfy either Diversification Requirement at the close of any subsequent taxable year quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 21%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as “qualified dividend income” and thus eligible to be taxed to individual shareholders at the lower maximum federal income tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as “qualified dividend income.”

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable “return of capital.” A return of capital distribution will reduce a shareholder’s tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder’s basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is “effectively connected” will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as “interest-related dividends” or as “short-term capital gain dividends” paid by the Fund with respect to its “qualified net interest income” or “qualified short-term gain,” respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a “wash” sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or allowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for federal income tax purposes by the amount of the premium received.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the IRC) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to IRC section 1256 (“Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the foregoing rules do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Original Issue Discount (“OID”), Inflation-Indexed, and Payment-in-Kind Securities.

The Fund may acquire (1) zero-coupon or other securities (such as STRIPS and delayed-interest securities) issued with OID and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities, or “TIPS”) or other inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities, and the amount of any principal increases on each inflation-indexed security it holds, during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. the Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, “PFIC Income”), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends); or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund may elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in gross income by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, gross income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included in gross income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its gross income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, (1) the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and (2) a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investments in LLCs, LPs And Grantor Trusts.  The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. Such an LLC or LP in which the Fund invests may be (1) a “publicly traded partnership” (a “PTP”) or (2) a non-PTP at least 90% of the income of which is Qualifying Income. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be Qualifying Income for the Fund. The value of The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the close of any quarter of its taxable year in order to satisfy the 25% Limitation. In addition, if the Fund holds more than 10% of a QPTP’s equity securities, none of those securities will count toward its satisfying the other Diversification Requirement.

With respect to an LLC or LP that is a non-QPTP, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund’s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income and realized gain the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the LLC’s or LP’s income as Qualifying Income only to the extent that income would be Qualifying Income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not Qualifying Income. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

The Fund also may invest in grantor trusts, including ETFs that invest in commodities. Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated for those purposes as owning a fractional undivided beneficial interest in the trust’s assets and will be required to include its proportionate share of the trust’s income, deductions, and credits in computing its taxable income and credits. Because those trusts ordinarily generate gross income that is not Qualifying Income, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a RIC.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, “foreign source income”) may be subject to foreign or possession income or other taxes withheld at the source (collectively, “foreign taxes”). The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes imposed by, or exemption from taxes on foreign source income derived from, the particular country. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

I. Capital Loss Carryovers (“CLCOs”)

The Fund may have capital loss carryovers (“CLCOs”) for a taxable year. CLCOs may be used to offset any current taxable year net realized capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund’s financial statements. Any such losses may not be carried back.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 6, 2021, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 6, 2021, certain shareholders listed in Table 7 in Appendix B owned of record or beneficially 5% or more of the shares of the Fund.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 6, 2021, the shareholders listed in Table 7 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust’s officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendices C and D.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust, Absolute and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, Absolute and each Subadviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or Absolute, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or Absolute.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2021 are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA    - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA   - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB   - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC    - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA   - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB   - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB  - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Rating (“IDR”) in the ranges ‘BB’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC   - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC   - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA   - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB   - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB  - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to honor short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to honor short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to honor short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
March 31, 2021	$1,219,031	$461,575	$757,456
March 31, 2020	$1,284,153	$560,248	$723,905
March 31, 2019	$2,056,595	$816,067	$1,240,528

Table 2 – Distribution Fees (R Shares)

The following table shows the dollar amount of the fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data is for the last three fiscal years. Effective August 1, 2018, the Fund’s R Shares converted to shares of the Fund’s Institutional Class Shares. As a result, the 12b-1 Plan is no longer applicable to the Fund.

Year Ended	Plan Fees Accrued	Plan Fees Waived	Plan Fees Received
March 31, 2021	$0	$0	$0
March 31, 2020	$0	$0	$0
March 31, 2019	$1,900	$0	$1,900

Table 3 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data is for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
March 31, 2021	$112,039	$0	$112,039
March 31, 2020	$159,516	$0	$159,516
March 31, 2019	$281,816	$0	$281,816

Table 4 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser, Subadviser or Distributor
March 31, 2021	$204,243	$0	0%	0%
March 31, 2020	$801,804	$0	0%	0%
March 31, 2019	$726,783	$0	0%	0%

B-1

Table 5 – Directed Brokerage

The following table lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended March 31, 2021.

Fund	Amount Directed	Amount of Commissions Generated
Absolute Strategies Fund	$2,688,974,410	$204,243

Table 6 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the most recent fiscal year ended March 31, 2021.

Regular Broker or Dealer	Value of Securities Held
CITIGROUP GLOBAL MARKETS, INC	$55,739

Table 7 – Control Persons and 5% Shareholders

The following table lists as of July 6, 2021: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to be a control person of the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund. The Fund believes that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts.

Name and Address	% of Fund Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	48.55%
NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY STREET NEW YORK, NY 10281	29.27%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	10.56%

B-2

APPENDIX C – TRUST PROXY VOTING PROCEDURES

Forum Funds

Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A)  Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the

Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B)   Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C)   Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D)   Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8)   How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

C-1

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A)  The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B)   The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

C-2

APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES

ABSOLUTE INVESTMENT ADVISERS LLC PROXY VOTING PROCEDURES

I. GENERAL STATEMENT

Absolute Investment Advisers LLC (the “Adviser”) has discretion to vote the proxies received by Absolute Strategies Fund and the Absolute Convertible Arbitrage Fund (the “Funds”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

The authority and responsibility for voting proxies with respect to portfolio securities of the Funds has been delegated to the Subadvisers for each portion of the Funds that hold the securities being voted, under Subadvisory Agreements between the Adviser and each Subadviser. The Funds’ CCO and/or Board and the Adviser review and evaluate each Subadviser’s proxy voting policy as part of its initial due diligence and ongoing oversight. As such, the Adviser generally does not vote proxies, if such action would occur, the Adviser will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these policies and procedures. The Adviser’s only clients are the Funds and as such the Adviser does not vote proxies for any client other than the Funds.

II. POLICIES FOR VOTING PROXIES

In its role as investment adviser to the Funds, Adviser has adopted these proxy voting policies. To the extent that these policies do not cover potential voting issues with respect to proxies received by the Funds, the Adviser shall act to promote the Funds’ investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

(A) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(B) Non-Routine Matters

(1)   Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)  Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)  Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)    Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)  Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(C) Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Funds. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Funds, then the Adviser shall contact the Trust’s Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Funds’ shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(D) Abstention

The Adviser may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Funds’ shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Funds to effect a vote would be uneconomic relative to the value of the Funds’ investment in the issuer.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for 5 years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of the proxy voting procedures and policies, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C. A record of each vote that the Adviser casts.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E. A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

With respect to the Subadvisers of the Fund, the Adviser does not maintain records on behalf of the Subadvisers. Each Subadviser is responsible for maintaining their proxy voting records in accordance with applicable Rules.

IV. DISCLOSURE

A. The Adviser will disclose in its Form ADV Part 2A (Brochure) that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part 2A (Brochure), and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

ST. JAMES INVESTMENT COMPANY, LLC, PROXY VOTING PROCEDURES

St. James has adopted the following policies and procedures regarding proxy voting for its Clients’ accounts.

DUTY OF CARE

As a registered investment adviser with the SEC, St. James owes its Clients a duty of care, and a duty of loyalty, at all times. This means that, if granted the authority to vote proxies, St. James must always vote in the best interests of its clients. St. James must maintain copies of all proxy votes cast on Clients’ behalf, and St. James will provide Clients with this information upon request.

PROXY VOTING AUTHORITY

Currently, St. James has agreed to retain proxy voting authority over accounts for which the client has requested the Firm do so. For those clients that have authorized St. James to vote proxies on their behalf, proxy voting ballots are to be sent directly to St. James by the custodian for the account. For all others, St. James has been informed by the account custodians that proxy ballots will be sent directly to the Client at their address of record. For those Clients that vote their own proxies, but would still like advice before casting their ballot, instructions will be provided telling them to contact St. James at 214-484-7250.

DETERMINING THE VOTE

It is St. James’ policy to vote, and St. James will advise the Client to vote, proxies along with management suggestions, unless St. James, or the Client, if the Client is voting the proxy, is aware of any information that would affect the voting. Examples of factors that may be considered when voting on particular matters, presented to St. James, are; changes in corporate governance structures, adoption or amendments to compensation plans (including stock options), matters involving social issues or corporate responsibility and other matters that directly affect the fees paid by the Firm’s Clients. This is not an all-inclusive list.

For proxies to elect candidates to directorships of a public company or mutual fund, St. James will vote in favor of the ballot recommendations of the public company or mutual fund’s management, unless St. James has personal knowledge of a problem or has a direct conflict of interest. Robert Mark, or his designee, will have the authority to vote all proxy requests received.

MATERIAL CONFLICTS OF INTEREST

St. James recognizes that employees, advisory representatives and/or officers of its firm may have relationships that may place the firm in a conflict of interest situation that may be material to its business.

St. James is not currently aware of any material conflicts of interest that may affect its proxy voting or guidance to clients, although senior management is aware that they must keep this in mind. In most matters where a material conflict of interest is involved, St. James will follow management’s recommendations unless personal information is known to the Firm that leads it to believe this is not in the client’s best interest. At all times, St. James must be able to demonstrate that the conflict of interest did not affect its vote on such matters.

Some potential conflicts of interest can include an adviser or affiliate who: manages a pension plan; administers employee benefit plans; provides brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies; or has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship.

Another example of a potential material conflict of interest may be an adviser, that is solicited to vote client proxies, approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of compensation for the adviser.

Should a potential material conflict of interest be identified, St. James will document it, in writing, for the proxy files and disclose it to the Client, in writing, before a vote is cast. Robert Mark, or his designee, will disclose such conflicts along with a record of how St. James chooses to vote the proxy. In the event of a conflict of interest, no vote will be cast without prior approval from the Client. This approval may be either verbal or in writing, and documentation of the approval will be maintained in the Client’s file. At all times, St. James will choose to vote in what it believes are the best interests of the Client.

St. James will also assess its conflicts of interest in any given situation before providing advice to a Client requesting guidance on how to vote a specific proxy. This will be documented in the Client’s file, and notes on the discussion with the Client (along with the Client’s questions on the proxy) will be maintained as well. In no instance, will St. James tell the client how to vote. St. James will provide guidance only.

NOT VOTING A PROXY

At times, St. James may choose not to vote proxies based on its apparent or perceived conflict of interest. In these circumstances, not voting may be in the best interest of the Client. Accordingly, in these cases, St. James will disclose to that Client that St. James cannot vote the proxy, so the Client can choose whether, or not, to vote the proxy directly.

St. James may choose not to vote proxies due to other considerations as well. For example, the administrative burden or expense to do the due diligence on a vote or to cast the vote (e.g., the vote must be cast in person) outweighs the benefits of voting the proxy. St. James will maintain a list of all votes not cast.

REQUESTS FROM CLIENTS

St. James will provide a copy of its policies and procedures on proxy voting, and a record of all proxy votes cast (or not cast) on Clients’ behalf, to Clients when they request them. St. James may deliver the policies and procedures or the voting record for the Client, as applicable, by email, US mail, or in person. Some proxies may be cast “blind” without particular knowledge of the Client that owns the security. St. James will provide a record of these votes to all requesting clients, via the delivery methods above.

All personal data must be removed from proxy vote records requests before a copy is provided to the Client (i.e., CUSIP or account numbers, tax identification numbers, etc.) unless St. James is only providing voting records for that particular Client and no other Client’s information is included.

MAINTENANCE OF BOOKS AND RECORDS

St. James does not prepare documents that are material to its decisions on client proxies. The following books and records, in connection with St. James’ proxy voting, will be maintained for a period of five years from the end of the St. James fiscal year during which the last entry in the record was made:

•	St. James Proxy Voting Policies and Procedures, and all updates thereto

•	A list of all clients that have given St. James proxy voting authority, along with a current list (or statement) of their holdings.

•	Documentation of all proxies received, and all proxy votes cast, or not cast, on behalf of clients.

•	Documentation of all conflicts of interest identified by St. James in connection with proxies received.

•	Documentation of disclosures to Client(s), in connection with any identified conflicts of interest, and a list of Clients who received them, how they were delivered, and any authorization received from Client(s) for St. James to vote the subject proxy.

•	Documentation of any guidance that St. James provided to a Client on a proxy.

•	Documentation of all Client requests for proxy voting policies and procedures and for proxy votes cast (or not cast), the date the request was received, the date the procedures (or voting information) were delivered and how they were delivered, and a copy of the material provided, along with any accompanying document or cover letter.

PROXY VOTING RECONCILIATION

Because SJIC manages client accounts held at a number of different custodians, it is not feasible for SJIC to reconcile client proxies each time a vote occurs. Therefore, the CCO will periodically reconcile a sample of proxies voted with the holdings in client accounts and maintain documentation of each reconciliation. In the event that a reconciliation identifies proxy voting exceptions, the CCO will document the reason(s) for the exceptions and further actions taken, if any.

St. James utilizes the web-based proxy voting system, “ProxyEdge”, to vote, and track, proxies.

Any questions on these policies or procedures should be directed to Amy Burson or Robert Mark of St. James Investment Company. Amy Burson is responsible for maintaining these procedures.

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)		Trust Instrument of Registrant as amended and restated on September 8, 2016 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).

(b)		By-Laws of Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(c)		See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)	Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)	Amended Appendix to the Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2)(A) in post-effective amendment No. 539 via EDGAR on July 27, 2016, accession number 0001435109-16-001852).

	(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 431 via EDGAR on October 28, 2013, accession number 0001435109-13-000478).

	(4)(A)	Appendix A to the Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4)(A) in post-effective amendment No. 658 via EDGAR on October 25, 2019, accession number 0001398344-19-018494).

	(5)	Appendix A to the Investment Advisory Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 607 via EDGAR on April 25, 2018, accession number 0001398344-18-005981).

	(6)	Investment Advisory Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 357 via EDGAR on April 16, 2012, accession number 0001435109-12-000053).

(6)(A)	Appendix to the Investment Advisory Agreement between Registrant and Auxier Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(6)(A) in post-

effective amendment No. 554 via EDGAR on October 26, 2016, accession number 0001435109-16-002143).

(7)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 683 via EDGAR on October 21, 2020, accession number 0001398344-20-020410).

(8)	Sub-Advisory Agreements between Absolute Investment Advisers LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(9)	Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 326 via EDGAR on July 29, 2011, accession number 0000315774-11-000203).

(9)(A)	Appendix A to the Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 643 via EDGAR on July 22, 2019, accession number 0001398344-19-012316).

(10)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

(11)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 683 via EDGAR on October 21, 2020, accession number 0001398344-20-020410).

(12)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(12) in post-effective amendment No. 683 via EDGAR on October 21, 2020, accession number 0001398344-20-020410).

(13)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).

(14)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (d)(14) in post-effective amendment No. 654 via EDGAR on August 22, 2019, accession number 0001398344-19-015047).

(15)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Credit Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(16)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).

(17)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Madden Asset Management LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(20) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).

(18)	Investment Advisory Agreement between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 365 via EDGAR on May 29, 2012, accession number 0001435109-12-000085).

(19)	Investment Advisory Agreement between Registrant and Merk Investments LLC, regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).

(20)	Subadvisory Agreement between Absolute Investment Advisers LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).

(21)	Investment Advisory Agreement between Registrant and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

(22)	Subadvisory Agreement between Absolute Investment Advisers LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).

(23)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 683 via EDGAR on October 21, 2020, accession number 0001398344-20-020410).

(24)	Subadvisory Agreement between Absolute Investment Advisers LLC and Yacktman Asset Management Co. dated June 29, 2012, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 371 via EDGAR on July 27, 2012, accession number 0001435109-12-000138).

(25)	Subadvisory Agreement between Absolute Investment Advisers LLC and Sabal Capital Management, LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).

(26)	Investment Advisory Agreement between Registrant and Lee Munder Capital Group, LLC dated April 1, 2013 (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-

effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).

(26)(A)	Amended Appendix to Advisory Agreement between Registrant and LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit

(d)(26)(A) in post-effective amendment No. 661 via EDGAR on December 23, 2019, accession number 0001398344-19-023027).

(27)	Investment Advisory Agreement between Registrant and Monongahela Capital (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

(28)	Subadvisory Agreement between Absolute Investment Advisers LLC and Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).

(29)	Investment Advisory Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).

(30)	Investment Advisory Agreement between Registrant and Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).

(31)	Subadvisory Agreement between Exceed Advisory LLC and First Principles Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(31) in post-effective amendment No. 447 via EDGAR on April 24, 2015, accession number 0001435109-15-000323).

(32)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated June 12, 2015 with respect to Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).

(32)(A)	Amended Appendix to Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC with respect to Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (Exhibit incorporated by reference as filed as Exhibit (d)(32)(A) in post-effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

(33)	Investment Advisory Agreement between Registrant and Adalta Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(34) in post-effective amendment No. 551 via EDGAR on September 29, 2016, accession number 0001435109-16-002085).

(33)(A)	Amended Appendix A to Investment Advisory Agreement between Registrant and Adalta Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(33)(A) in post-effective amendment No. 616 via EDGAR on July 25, 2018, accession number 0001398344-18-010485).

(34)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Tortoise Capital Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(34) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(e)	(1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).

	(2)(A)	Amended Appendix A to the Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 683 via EDGAR on October 21, 2020, accession number 0001398344-20-020410).

(f)		None.

(g)	(1)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

	(1)(A)	Amended Schedule A to the Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(1)(A) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

	(2)	Custodian Agreement between Registrant and MUFG Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(2)(A)	Amended Appendix A to the Custodian Agreement between Registrant and MUFG Union Bank, N.A., dated July 16, 2021 (Exhibit incorporated by reference as filed as Exhibit (g)(2)(A) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

	(2)(B)	Assignment of Custody Agreement between Forum Funds, MUFG Unions Bank, N.A. and U.S. Bank, N.A., dated June 11, 2021 (Exhibit incorporated by reference as filed as Exhibit (g)(2)(B) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

	(3)	Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).

(3)(A)	Amended Appendix A to the Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (g)(3)(A) in post-

effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

(4)	Custodian Agreement between Registrant and The Bank of New York Mellon (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 643 via EDGAR on July 22, 2019, accession number 0001398344-19-012316).

(4)(A)	Amended Schedule I to the Custodian Agreement between Registrant and The Bank of New York Mellon (Exhibit incorporated by reference as filed as Exhibit (g)(4)(A) in post-effective amendment No. 643 via EDGAR on July 22, 2019, accession number 0001398344-19-012316).

(5)	Custodian Agreement between Registrant and Northern Trust, dated June 30, 2021 (Exhibit incorporated by reference as filed as Exhibit (g)(5) in post-effective amendment No. 691 via EDGAR on July 19, 2021, accession number 0001398344-21-014502).

(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (g)(5) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

	(1)(A)	Amended Attachment to the Services Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (Exhibit incorporated by reference as filed as

Exhibit (h)(1)(A) in post-effective amendment No. 683 via EDGAR on October 21, 2020, accession number 0001398344-20-020410).

(2)	Sub-Administration Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).

(3)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

(4)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

(5)	Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. 684 via EDGAR on October 22, 2020, accession number 0001398344-20-020474).

(6)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 683 via EDGAR on October 21, 2020, accession number 0001398344-20-020410).

(7)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 692 via EDGAR on July 20, 2021, accession number 0001398344-21-014605).

(8)	Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(8) in post-effective amendment No. 690 via EDGAR on April 23, 2021 accession number 0001398344-21-008484).

(9)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 368 via EDGAR on July 23, 2012, accession number 0001435109-12-000129).

(10)	Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 504 via EDGAR on October 23, 2015, accession number 0001435109-15-000961).

(11)	Expense Limitation Agreements between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).

(12)	Operating Services Agreement between Registrant and Merk Investments LLC regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).

(13)	Expense Limitation Agreement between Registrant and MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 685 via EDGAR on December 21, 2020, accession number 0001398344-20-024855).

(14)	Expense Limitation Agreement between Registrant and LMCG Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 671 via EDGAR on July 21, 2020, accession number 0001398344-20-014077).

(15)	Expense Limitation Agreement between Registrant and Monongahela Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 681 via EDGAR on August 24, 2020, accession number 0001398344-20-016921).

(16)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).

(17)	Expense Limitation Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 604 via EDGAR on January 25, 2018, accession number 0001398344-18-000916).

(18)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 458 via EDGAR on August 27, 2014, accession number 0001435109-14-000610).

(19)	Expense Limitation Agreement between Registrant and Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 689 via EDGAR on April 21, 2021, accession number 0001398344-21-008370).

(20)	Expense Limitation Agreement between Registrant and Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 563 via EDGAR on March 29, 2017, accession number 0001435109-17-000186).

(21)	Expense Limitation Agreement between Registrant and Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 688 via EDGAR on April 20, 2021, accession number 0001398344-21-08231)

(22)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as

Exhibit (h)(22) in post-effective amendment No. 559 via EDGAR on January 13, 2017, accession number 0001435109-17-000021).

(23)	Expense Limitation Agreement between Registrant and Adalta Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(23) in post-effective amendment No. 645 via EDGAR on July 24, 2019, accession number 0001398344-19-012413).

(24)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Convertible Arbitrage Fund (Exhibit incorporated by reference as filed as Exhibit (h)(24) in post-effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

	(25)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, and Absolute Strategies Fund is filed herewith.

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of BBD LLP is filed herewith.

(k)		None

	(1)	Consent of Auditor of Mohican VCA Fund, LP (Exhibit incorporated by reference as filed as Exhibit (k)(1) in post-effective amendment No. 588 via EDGAR on August 10, 2017, accession number 0001435109-17-000562).

(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (l)(13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)	Amended and Restated Rule 12b-1 Plan dated December 12, 2012 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, MAI Managed Volatility Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, Merk Absolute Return Currency Fund, Merk Hard Currency Fund, The BeeHive Fund and Steinberg Select Fund

(Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(1)(A)	Amended Appendix A to the Rule 12b-1 Plan adopted by Registrant for Absolute Convertible Arbitrage Fund, Auxier Focus Fund, MAI Managed Volatility Fund, Merk Hard Currency Fund and The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1)(A) in post-effective amendment No. 687 via EDGAR on February 25, 2021, accession number 0001398344-21-004631).

(n)	Amended and restated Rule 18f-3 Plan dated June 14, 2013 adopted by Registrant for Absolute Convertible Arbitrage Fund, Auxier Focus Fund, MAI Managed Volatility Fund and Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 687 via EDGAR on February 25, 2021, accession number 0001398344-21-004631).

(p)	(1)	Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

(2)	Code of Ethics adopted by H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(3)	Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 692 via EDGAR on July 20, 2021, accession number 0001398344-21-014605).

(4)	Code of Ethics adopted by Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 689 via EDGAR on April 21, 2021, accession number 0001398344-21-008370).

(5)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 685 via EDGAR on December 21, 2020, accession number 0001398344-20-024855).

(6)	Code of Ethics adopted by Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

(7)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 632 via EDGAR on December 19, 2018, accession number 0001398344-18-018174).

(8)	Code of Ethics adopted by Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (p)(8) in post-effective amendment No. 615 via EDGAR on July 24, 2018, accession number 0001398344-18-010441).

(9)	Code of Ethics adopted by Longhorn Capital Partners, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).

(10)	Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(10) in post-effective amendment No. 657 via EDGAR on October 23, 2019 accession number 0001398344-19-018308).

(11)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).

(12)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

(13)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(14)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(15)	Code of Ethics adopted by Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 685 via EDGAR on December 21, 2020, accession number 0001398344-20-024855).

(16)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).

(17)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 606 via EDGAR on April 20, 2018, accession number 0001398344-18-005828).

(18)	Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 583 via EDGAR on July 26, 2017, accession number 0001435109-17-000509).

(19)	Code of Ethics adopted by Kovitz Financial Group, LLC is filed herewith.

(20)	Code of Ethics adopted by The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(21)	Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 690 via EDGAR on April 23, 2021 accession number 0001398344-21-008484)

(22)	Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).

(23)	Code of Ethics adopted by Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).

(24)	Code of Ethics adopted by MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 663 via EDGAR on April 20, 2020, accession number 0001398344-20-008202).

(25)	Code of Ethics adopted by Sabal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

(26)	Code of Ethics adopted by LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 671 via EDGAR on July 21, 2020, accession number 0001398344-20-014077).

(27)	Code of Ethics adopted by Monongahela Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

(28)	Code of Ethics adopted by Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 565 via EDGAR on April 19, 2017, accession number 0001435109-17-000209).

(29)	Code of Ethics adopted by Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).

(30)	Code of Ethics adopted by LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 279 via EDGAR on April 28, 2015, 0001435109-15-000335)

(31)	Code of Ethics adopted by Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).

(32)	Code of Ethics adopted by First Principles Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 473 via EDGAR on January 23, 2015 accession number 0001435109-15-000044).

(33)	Code of Ethics adopted by Adalta Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment 559 via EDGAR on January 13, 2017 accession number 0001435109-17-000021).

(34)	Code of Ethics adopted by Tortoise Capital Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 602 via EDGAR on December 20, 2017, accession number 0001398344-17-016073).

Other Exhibits:

(A)	Powers of Attorney for Jennifer Brown-Strabley, Mark D. Moyer, and David Tucker, Trustees of Registrant (Exhibit incorporated by reference as filed as Exhibit (A) in post-effective amendment No. 640 via EDGAR on July 17, 2019, accession number 0001398344-19-012051).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such

Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such

Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Adalta Capital Management, LLC, Exceed Advisory LLC, LMCG Investments, LLC,

Monongahela Capital Management, Inc. and Steinberg Asset Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon:

(i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Lebenthal Lisanti Capital Growth, LLC, Beck, Mack & Oliver LLC, DF Dent & Company, Inc., Merk Investments LLC, Polaris Capital Management, LLC and Spears Abacus Advisers LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

(b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Absolute Investment Advisers LLC and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC). includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations and under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing, services, administrator, fund accountant, custodian or transfer agent to the Trust. The Adviser shall not be liable to the Trust for any action take or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Auxier Asset Management, LLC and H.M. Payson & Co. includes language similar to the following:

The Adviser may rely on information reasonably believed by the Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser’s obligations and duties under this Agreement.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	Lisanti Capital Growth, LLC (f/k/a Lebenthal Lisanti Capital Growth, LLC and AH Lisanti Capital Growth, LLC)

With respect to Lisanti Capital Growth, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC

(File No. 801-62639). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(b)	Auxier Asset Management LLC

With respect to Auxier Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-55757). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(c)	Beck, Mack & Oliver LLC

With respect to Beck, Mack & Oliver LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-482). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(d)	D.F. Dent and Company, Inc.

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11364). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(e)	H.M. Payson & Co.

With respect to H.M. Payson & Co., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-3901). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(f)	LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC)

With respect to LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC), the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration

(Form ADV) on file with the SEC (File No. 801-70357). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(g)	MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC)

With respect to MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC), the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-58104). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(h)	Merk Investments LLC

With respect to Merk Investments LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60616). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(i)	Polaris Capital Management, LLC

With respect to Polaris Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-43216). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(j)	Rodgers Brothers, Inc. d/b/a/ Monongahela Capital Management

With respect to Monongahela Capital Management, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61034). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(k)	Spears Abacus Advisors LLC

With respect to Spears Abacus Advisors LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-67401). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(l)	Steinberg Asset Management, LLC

With respect to Steinberg Asset Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60898). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(m)	Absolute Investment Advisers LLC

With respect to Absolute Investment Advisers LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-63488). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(n)	Harvest Capital Strategies LLC

With respect to Harvest Capital Strategies LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66003). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(o)	Kovitz Investment Group Partners, LLC

With respect to Kovitz Investment Group, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62239). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(p)	LakeWater Capital LLC

With respect to LakeWater Capital LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78938). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(q)	Longhorn Capital Partners, L.P.

With respect to Longhorn Capital Partners, L.P., the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66480). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(r)	Mohican Financial Management, LLC

With respect to Mohican Financial Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66181). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(s)	Sabal Capital Management, LLC

With respect to Sabal Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76818). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(t)	St. James Investment Company, LLC

With respect to St. James Investment Company, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61779). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(u)	The Boston Company Asset Management LLC

With respect to The Boston Company Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-6829). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(v)	Yacktman Asset Management LP

With respect to Yacktman Asset Management LP, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76744). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(w)	Exceed Advisory LLC

With respect to Exceed Advisory LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79958). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(x)	First Principles Capital Management, LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64744). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(y)	Adalta Capital Management LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-107823). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

(z)	Tortoise Capital Advisors, LLC

With respect to Tortoise Capital Advisors, LLC, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61622). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	85.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

2.	Absolute Shares Trust	86.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
3.	AdvisorShares Trust	87.	Renaissance Capital Greenwich Funds
4.	AGF Investments Trust (f/k/a FQF Trust)	88.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
5.	AIM ETF Products Trust	89.	RMB Investors Trust (f/k/a Burnham Investors Trust)
6.	AlphaCentric Prime Meridian Income Fund	90.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
7.	American Century ETF Trust	91.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
8.	American Customer Satisfaction ETF, Series of ETF Series Solutions	92.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
9.	Amplify ETF Trust	93.	Roundhill MVP ETF, Series of Listed Funds Trust
10.	ARK ETF Trust	94.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
11.	ASYMmetric ETFs Trust	95.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
12.	Bluestone Community Development Fund (f/k/a The 504 Fund)	96.	Salient MF Trust
13.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	97.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
14.	Bridgeway Funds, Inc.	98.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
15.	Brinker Capital Destinations Trust	99.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
16.	Brookfield Real Assets Income Fund Inc.	100.	SharesPost 100 Fund
17.	Cabot Equity Growth ETF, Series of Listed Funds Trust	101.	Six Circles Trust
18.	Calamos Convertible and High Income Fund	102.	Sound Shore Fund, Inc.
19.	Calamos Convertible Opportunities and Income Fund	103.	Strategy Shares
20.	Calamos Global Total Return Fund	104.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
21.	Calamos Strategic Total Return Fund	105.	Syntax ETF Trust
22.	Carlyle Tactical Private Credit Fund	106.	The Chartwell Funds

23.	Center Coast Brookfield MLP & Energy Infrastructure Fund	107.	The Community Development Fund
24.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust	108.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
25.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust	109.	The Relative Value Fund
26.	Cliffwater Corporate Lending Fund	110.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
27.	CornerCap Group of Funds	111.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
28.	Davis Fundamental ETF Trust	112.	Third Avenue Trust
29.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions	113.	Third Avenue Variable Series Trust
30.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions	114.	Tidal ETF Trust
31.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions	115.	TIFF Investment Program
32.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions	116.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
33.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions	117.	Timothy Plan International ETF, Series of The Timothy Plan
34.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions	118.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
35.	Defiance Quantum ETF, Series of ETF Series Solutions	119.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
36.	Direxion Shares ETF Trust	120.	Transamerica ETF Trust
37.	Eaton Vance NextShares Trust	121.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
38.	Eaton Vance NextShares Trust II	122.	Trend Aggregation Conservative ETF, Series of Collaborative Investment Series Trust
39.	EIP Investment Trust	123.	Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust
40.	Ellington Income Opportunities Fund	124.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
41.	EntrepreneurShares Series Trust	125.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
42.	Esoterica Thematic ETF Trust	126.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust

43.	ETF Opportunities Trust	127.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
44.	Evanston Alternative Opportunities Fund	128.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
45.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	129.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
46.	Fat Tail Risk ETF, Series of Collaborative Investment Series Trust	130.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
47.	Fiera Capital Series Trust	131.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
48.	FlexShares Trust	132.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
49.	FOMO ETF, Series of Collaborative Investment Series Trust	133.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
50.	Forum Funds	134.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
51.	Forum Funds II	135.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
52.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series	136.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
53.	Guinness Atkinson Funds	137.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
54.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust	138.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
55.	Infinity Core Alternative Fund	139.	TrueShares Structured Outcome (May) ETF, Series of Listed Funds Trust
56.	Innovator ETFs Trust	140.	U.S. Global Investors Funds
57.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)	141.	Variant Alternative Income Fund
58.	Ironwood Institutional Multi-Strategy Fund LLC	142.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
59.	Ironwood Multi-Strategy Fund LLC	143.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
60.	John Hancock Exchange-Traded Fund Trust	144.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
61.	Mairs & Power Funds Trust	145.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

62.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers	146.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
63.	Manor Investment Funds	147.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
64.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV	148.	VictoryShares Protect America ETF, Series of Victory Portfolios II
65.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust	149.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
66.	Morningstar Funds Trust	150.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
67.	OSI ETF Trust	151.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
68.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust	152.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
69.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust	153.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
70.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust	154.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
71.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust	155.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
72.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust	156.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
73.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust	157.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
74.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust	158.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
75.	Pacific Global ETF Trust	159.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
76.	Palmer Square Opportunistic Income Fund	160.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
77.	Partners Group Private Income Opportunities, LLC	161.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II

78.	PENN Capital Funds Trust	162.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
79.	Performance Trust Mutual Funds, Series of Trust for Professional Managers	163.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
80.	Plan Investment Fund, Inc.	164.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
81.	PMC Funds, Series of Trust for Professional Managers	165.	WisdomTree Trust
82.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions	166.	WST Investment Trust
83.	Putnam ETF Trust	167.	XAI Octagon Floating Rate & Alternative Income Term Trust
84.	Quaker Investment Trust

ITEM 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter.

The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

ITEM 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC (d/b/a Apex Fund Services), Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the

Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on July 28, 2021.

Forum Funds

/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on July 28, 2021.

(a)	Principal Executive Officer

/s/ Jessica Chase
Jessica Chase
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer (Principal Accounting Officer)

(c)	A majority of the Trustees

/s/ Jessica Chase
Jessica Chase, Trustee
Jennifer Brown-Strabley, Trustee*

Mark Moyer, Trustee*
David Tucker, Trustee*

By:	/s/ Zachary Tackett

Zachary Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS

(h)(25)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, and Absolute Strategies Fund is filed herewith.
(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(j)	Consent of BBD LLP is filed herewith.
(p)(19)	Code of Ethics adopted by Kovitz Financial Group, LLC is filed herewith.